As filed with the Securities and Exchange Commission on August 13, 2018

Securities Act File No. 333-225646

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2

Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK FUNDS II

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762

(Area Code and Telephone Number)

John M. Perlowski

BlackRock Funds II

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

Margery K. Neale, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Benjamin Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Investor A Shares and Institutional Shares of BlackRock 60/40 Target Allocation Fund, par value $0.001 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of State Farm Equity and Bond Fund, a series of State Farm Mutual Fund Trust

2.	Questions and Answers for Shareholders of State Farm Equity and Bond Fund, a series of State Farm Mutual Fund Trust

3.	Notice of Special Meeting of Shareholders of State Farm Equity and Bond Fund, a series of State Farm Mutual Fund Trust

4.

Combined Prospectus/Proxy Statement regarding the proposed reorganization of State Farm Equity and Bond Fund, a series of State Farm Mutual Fund Trust, into BlackRock 60/40 Target Allocation Fund, a series of BlackRock Funds II

5.

Statement of Additional Information regarding the proposed reorganization of State Farm Equity and Bond Fund, a series of State Farm Mutual Fund Trust, into BlackRock 60/40 Target Allocation Fund, a series of BlackRock Funds II

6.	Appendix—Form of Proxy Card

7.	Part C Information

8.	Exhibits

STATE FARM MUTUAL FUND TRUST

State Farm Equity and Bond Fund

One State Farm Plaza

Bloomington, Illinois 61710-0001

(800) 447-4930

[    ], 2018

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of State Farm Equity and Bond Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust (the “Target Trust”), a Delaware statutory trust, which will be held on Friday, September 14, 2018 at 8:00 a.m., (Central time), at the offices of State Farm Investment Management Corp. (“SFIMC”) at One State Farm Plaza, Bloomington, Illinois 61710-0001. Before the Special Meeting, by way of this letter, I would like to provide you with additional background and ask for your vote on important proposals affecting the Target Fund.

SFIMC, the investment adviser to the Target Fund, after a review of the nature and goals of its mutual fund advisory business, has determined to reduce the extent of its mutual fund advisory business activities. Accordingly, on May 23, 2018, SFIMC recommended, and the Board of Trustees of the Target Trust (the “Target Board”) approved, an Agreement and Plan of Reorganization with respect to the Target Fund pursuant to which the Target Fund would be reorganized (the “Reorganization”) into BlackRock 60/40 Target Allocation Fund (the “Acquiring Fund”), a series of BlackRock Funds II (the “Acquiring Trust”), a mutual fund advised by BlackRock Advisors, LLC (“BAL”). BAL is an investment adviser to certain BlackRock mutual funds and is an indirect, wholly owned subsidiary of BlackRock, Inc. As a result of the Reorganization, you will receive shares (including fractional shares, if any) of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization.

In connection with the Reorganization, the Target Board also approved the elimination of the Target Fund’s fundamental investment restriction on investments, which provides that the Target Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper (the “Investment Restriction”). The elimination of the Investment Restriction is necessary to permit the Target Fund to invest in mutual funds and exchange traded funds advised by BAL or its affiliates or in other securities in connection with the proposed realignment of the Target Fund’s portfolio with that of the Acquiring Fund prior to the closing of the proposed Reorganization. In addition, the Investment Restriction is not required by the Investment Company Act of 1940, as amended, and it limits the ability of the Target Fund to invest in a broader range of securities. The Reorganization will not occur unless shareholders also approve the elimination of the Investment Restriction. If shareholders approve the elimination of the Investment Restriction, such change will take effect, regardless of whether shareholders approve the Reorganization, and the Target Board will consider what actions to take, if any, with respect to the Target Fund, including, but not limited to, liquidation.

At the Special Meeting, shareholders will be asked to consider and act upon the proposed Reorganization, to approve the elimination of the Investment Restriction and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting (each, a “Proposal” and collectively, the “Proposals”). The enclosed materials relate to the Proposals.

After considering the fees and expenses, performance, investment objective and strategies of the Acquiring Fund and the terms and conditions of the Reorganization, including the tax consequences, the Target Board unanimously recommends that you vote in favor of the Reorganization and the elimination of the Investment Restriction because it believes the Reorganization and the elimination of the Investment Restriction are in the best interests of the Target Fund.

Proposal 1—Approval of Agreement and Plan of Reorganization

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

Proposal 2—Approval to Eliminate Investment Restriction

To approve the elimination of the Target Fund’s fundamental investment restriction on investments that provides that the Target Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

Proposal 3—Other Business

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

The Target Board has fixed the close of business on May 25, 2018 for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof (the “Record Date”).

Please note that the Target Board believes that the Reorganization and the elimination of the Investment Restriction are in the best interests of the Target Fund, and unanimously recommends that you vote “FOR” the Reorganization and the elimination of the Investment Restriction.

I encourage you to carefully review the enclosed materials, which explain the Proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By Internet;

•	By marking, signing, dating and returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares.

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by marking, signing and dating the proxy card, and, if received by mail, returning it in the accompanying postage-paid return envelope.

As always, we appreciate your support.

Sincerely,

Joe R. Monk, Jr.

President, Trustee and Chairperson of the Board

State Farm Mutual Fund Trust, on behalf of

State Farm Equity and Bond Fund

One State Farm Plaza Bloomington,

Illinois 61710-0001(800) 447-4930

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on.

Q:	Why is a shareholder meeting being held?

A:

You are a shareholder of the State Farm Equity and Bond Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust (the “Target Trust”), a Delaware statutory trust, as of the close of business on May 25, 2018. As a shareholder of the Target Fund, you are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Trust, on behalf of the Target Fund, and BlackRock Funds II (the “Acquiring Trust”), on behalf of the BlackRock 60/40 Target Allocation Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”) (“Proposal 1”).

Proposal 1 seeks your approval of the Reorganization Agreement, which provides for a series of transactions that will result in you becoming a shareholder of the Acquiring Fund, a mutual fund advised by BlackRock Advisors, LLC (“BAL”). The proposed transactions include the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). Each Fund pursues substantially similar investment objectives. Each Fund, however, employs different investment strategies to achieve its respective investment objective.

Subject to approval by the shareholders of the Target Fund, the Reorganization Agreement provides for:

Step 1:

The transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund (the “Acquiring Fund Shares”).

Step 2:	The distribution of the Acquiring Fund Shares (including fractional Acquiring Fund Shares) by the Target Fund to its shareholders.

Step 3:	The termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

In addition, you will be asked to approve the elimination of the Target Fund’s fundamental investment restriction on investments (“Proposal 2”), which provides that the Target Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper (the “Investment Restriction”). The elimination of the Investment Restriction is necessary to permit the Target Fund to invest in mutual funds and exchange traded funds advised by BAL or its affiliates or in other securities in connection with the proposed realignment of the Target Fund’s portfolio with that of the Acquiring Fund prior to the closing of the proposed Reorganization. In addition, the Investment Restriction is not required by the Investment Company Act of 1940, as amended (the “1940 Act”), and it limits the ability of the Target Fund to invest in a broader range of securities. As such, the elimination of the Investment Restriction is intended to benefit the Target Fund and its shareholders by providing the Target Fund with greater investment flexibility. In particular, the holdings of the Target Fund consist of the shares of the State Farm Equity Fund and the State Farm Bond Fund, each of which (along with all the other series of the Target Trust) State Farm Investment Management Corp., the Target Fund’s investment adviser (“SFIMC”), separately is proposing to reorganize into other mutual funds advised by BAL or its affiliates. Accordingly, if each reorganization of the other series of the Target Trust is approved and completed and the Target Fund’s Investment Restriction is not eliminated, there will be no underlying State Farm mutual funds in which the Target Fund may invest. The Reorganization will not occur unless shareholders also approve the elimination of the Investment Restriction. If shareholders approve the elimination of the Investment Restriction, such change will take effect, regardless of whether shareholders approve the Reorganization, and the Board of Trustees of the Target Trust (the “Target Board” or “Trustees”) will consider what actions to take, if any, with respect to the Target Fund, including, but not limited to, liquidation.

Lastly, you will be asked to transact such other business as permitted by applicable law and as may properly come before the Special Meeting (as defined below) (“Proposal 3”). Proposals 1, 2 and 3 are collectively described herein and throughout the Combined Prospectus/Proxy Statement as the Proposals and each as a Proposal.

If Proposals 1 and 2 are approved and the Reorganization is completed, you will become a shareholder of the Acquiring Fund, and the Target Fund will be terminated, dissolved and liquidated as a series of the Target Trust. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Proposals and for a more complete description of the Acquiring Fund. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.”

Q:	How does the Board of the Target Trust suggest that I vote?

A:

After considering the fees and expenses, performance, investment objective and strategies of the Acquiring Fund and the terms and conditions of the Reorganization, including the tax consequences, the Target Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Target Trust, has determined that the proposed Reorganization and the elimination of the Investment Restriction are in the best interests of the Target Fund and, therefore, unanimously recommends that you cast your vote “FOR” each of Proposal 1 and Proposal 2.

Q:	In the Reorganization, what class of Acquiring Fund Shares will I receive?

A:	You will receive Acquiring Fund Shares, including fractional Acquiring Fund Shares, if any, as follows:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Class A Shares Class B Shares Premier Shares Legacy Class B Shares Class R-1 Shares Class R-2 Shares Class R-3 Shares Institutional Shares	Investor A Shares Investor A Shares Investor A Shares Investor A Shares Investor A Shares Investor A Shares Institutional Shares Institutional Shares

The Acquiring Fund also offers Investor C Shares, Class R Shares and Class K Shares. These share classes will not be issued in the Reorganization. Share class selection was primarily based on shareholder eligibility requirements of each share class of both the Target Fund and the Acquiring Fund and on the similarities in the distribution fees for each share class. In addition, similarities in shareholder privileges, shareholder services, expenses and sales loads were considered.

Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A:

No. You will receive Acquiring Fund Shares, including fractional Acquiring Fund Shares, if any, with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization. However, the number of Acquiring Fund Shares you receive will depend on the relative net asset value of the corresponding share class of the Target Fund and the Acquiring Fund computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the closing of the Reorganization (“Valuation Time”), after the declaration and payment of dividends and/or other distributions. Thus, if as of the Valuation Time the net asset value of an Acquiring Fund Share is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. Conversely, if the net asset value of an Acquiring Fund Share is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. The aggregate net asset value immediately after the Reorganization of your Combined Fund shares will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. The net asset value per share of each class of the Target Fund will be computed as of the Valuation Time in accordance with the Acquiring Fund’s valuation policies and procedures. See the subsection entitled “Comparison of the Funds—Purchase, Redemption, Exchange and Valuation of Shares” in the Combined Prospectus/Proxy Statement for information regarding such policies and procedures.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:

The Acquiring Fund is advised by BAL, and the Combined Fund will continue to be advised by BAL once the Reorganization is completed. BAL is an investment adviser to certain BlackRock mutual funds and is an indirect, wholly owned subsidiary of BlackRock, Inc.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

Assuming the Reorganization had occurred on March 31, 2018, the Combined Fund would have (i) a gross total annual fund operating expense ratio for each of its share classes that is lower than that of each of the corresponding share classes of the Target Fund prior to the Reorganization, and (ii) a net annual fund operating expense ratio (i.e., the annual fund operating expense ratio after waivers and reimbursements under a contractual expense limitation agreement) for each of its share classes that is lower than that of each of the corresponding share classes of the Target Fund prior to the Reorganization, except that the net annual fund operating expense ratio for each of the Acquiring Fund’s share classes would be higher than that of each of the corresponding share classes of the Target Fund after taking into account the Target Fund’s voluntary expense limitations. BAL has agreed to continue the Combined Fund’s contractual expense limitation agreement through January 31, 2021.

Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A:

No, you will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization. However, if you purchase shares of the Combined Fund after the closing of the Reorganization, all applicable sales charges and/or contingent deferred sales charges (“CDSCs”) will apply to such purchases and/or redemptions of such shares in the Combined Fund.

Q:	Are there any differences in front-end sales charges or CDSCs?

A:

Shareholders of each of Class A Shares, Class B Shares, Premier Shares, Legacy Class B Shares, Class R-1 Shares and Class R-2 Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund and will be subject to different front-end sales charges and CDSCs following the Reorganization as detailed below. Although shareholders of each of Class R-1 Shares and Class R-2 Shares will receive Investor A Shares, which are subject to different front-end sales charges and CDSCs than Class R-1 Shares and Class R-2 Shares, following the Reorganization as detailed below, it is expected that such shareholders will be eligible to buy additional Investor A Shares without paying sales loads following the Reorganization pursuant to the Acquiring Fund’s current sales charge waiver policy, which permits employer-sponsored retirement plans to buy Investor A Shares load-waived. Shareholders of Class R-3 Shares and/or Institutional Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund and will not be subject to any front-end sales charges or CDSCs.

	Target Fund		Acquiring Fund
Class A	Front-End Sales Charge: 5.00% CDSCs: For an investment of $500,000 or more in Class A Shares, a CDSC will be charged if shares are redeemed within 12 months following their purchase at the rate of 0.5% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares.	Investor A	Front-End Sales Charge: 5.25% CDSCs: A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

Class B	Front-End Sales Charge: None CDSCs: 5.00%

	Target Fund		Acquiring Fund

Premier	Front-End Sales Charge: 5.00% CDSCs: For an investment of $500,000 or more in Premier Shares, a CDSC will be charged if shares are redeemed within 12 months following their purchase at the rate of 0.5% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares.

Legacy Class B	Front-End Sales Charge: None CDSCs: 3.00%

Class R-2	Front-End Sales Charge: None CDSCs: None

Class R-1	Front-End Sales Charge: None CDSCs: None

Class R-3	Front-End Sales Charge: None CDSCs: None	Institutional	Front-End Sales Charge: None CDSCs: None

Institutional	Front-End Sales Charge: None CDSCs: None

When redeeming shares of the Combined Fund received as a result of the Reorganization, the holding period for the Combined Fund shares will be calculated from the date the Target Fund shares were initially purchased by the shareholder.

Q:	What happens to my shares if Proposals 1 and 2 are approved? Will I have to take any action if Proposals 1 and 2 are approved?

A:

If Proposals 1 and 2 are approved, no action is required on your part. Following approval, your shares will automatically be exchanged for Acquiring Fund Shares on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate net asset value of the Acquiring Fund Shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	What happens if Proposal 1 or Proposal 2 is not approved?

A:

If Proposal 1 or Proposal 2 is not approved by shareholders of the Target Fund, the Reorganization will not occur as contemplated in the Combined Prospectus/Proxy Statement, and the Target Board will consider other alternatives for the Target Fund in light of the best interests of the Target Fund’s shareholders, which may include seeking a reorganization with a different fund or the liquidation of the Target Fund. If the Reorganization does not occur, SFIMC will promptly notify shareholders of the Target Fund as to the status of the transaction.

If Proposal 1 is not approved, but Proposal 2 is approved, Proposal 2 will take effect, regardless of whether shareholders approve the Reorganization.

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will receive an opinion from Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

While the portfolio manager of the Acquiring Fund does not anticipate disposing of a material portion of the Target Fund’s holdings following the closing of the Reorganization, he does anticipate requesting the disposition of all of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily due to the fact that the holdings of the Target Fund consist of the shares of the State Farm Equity Fund and the State Farm Bond Fund, each of which SFIMC separately is proposing to reorganize into other mutual funds advised by BAL or its affiliates. SFIMC anticipates that the Target Fund will utilize the proceeds from such sales to realign its portfolio with that of the Acquiring Fund prior to the closing of the Reorganization. During this period, the Target Fund may deviate from its principal investment strategies. SFIMC has estimated that the portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be minimal.

If all of the Target Fund’s portfolio holdings were sold on March 31, 2018, the sales would result in a net capital gain position of $85,523,288 or $2.69 per share, which includes a previously realized gain of $12,633,810 or $0.40 per share, and an unrealized gain of $72,899,478 or $2.29 per share, assuming all Target Fund shareholders as of March 31, 2018 elect to participate in the Reorganization (i.e., do not redeem from the Target Fund). These amounts do not take into account any available capital loss carryforwards. Based on the net unrealized and realized capital gain position of the Target Fund as of March 31, 2018, including any available capital loss carryforwards, the anticipated sales of portfolio holdings prior to the closing of the Reorganization may result in the distribution of net capital gains to shareholders of the Target Fund. The actual amount of capital gains or losses resulting from the sale of the Target Fund’s portfolio holdings will differ from the amounts stated above due to changes in market conditions, portfolio composition and market values at the time of sale

The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Target Fund, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders in non-tax qualified accounts. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders in non-tax qualified accounts.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, such redemptions would be taxable transactions. Shareholder should consult their own tax adviser concerning adverse state or local tax consequences.

v

Q:	What if I redeem my shares before the Reorganization takes place?

A:

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:

BAL or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with its Reorganization (including auditor and legal fees of the Acquiring Fund and the costs of preparing and filing the Combined Prospectus/Proxy Statement), other than legal fees associated with counsel to the directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustee Counsel Fees”) of the Acquiring Trust and any portfolio transaction costs relating to the realignment of the corresponding Target Fund’s portfolio after the Reorganization. The Independent Trustee Counsel Fees are allocated based on the Acquiring Fund’s net assets, are estimated to be $17,850 and will be borne indirectly by BAL or its affiliates due to the expense caps applicable to the Acquiring Fund. SFIMC or its affiliates will reimburse the Target Fund for its portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees of the Target Fund, solicitation fees and the costs of printing and mailing the Combined Prospectus/Proxy Statement), which are estimated to be $178,000, other than any portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization. Portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to or after the Reorganization are estimated to be minimal. SFIMC or its affiliates will reimburse the Target Fund for expenses related to the Reorganization simultaneously with the accrual of such expense on the Target Fund’s financial statements. The simultaneous timing of the expense accrual and the reimbursement accrual will prevent Target Fund shareholders from bearing these costs prior to reimbursement.

Q:	How do I vote my shares?

A:

Voting is quick and easy! You may cast your vote by mail, phone or Internet or in person at the special meeting of the Target Fund (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. Please note that if you sign and date the proxy card, but do not indicate how the shares should be voted, your shares will be voted “For” the approval of the Proposals. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number listed on the form or go to the website address listed on the form and follow the instructions.

If you wish to vote in person at the Special Meeting, please complete the proxy card and bring it to the Special Meeting. Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by marking, signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope.

Whichever voting method you choose, please take the time to read the full text of the enclosed Combined Prospectus/Proxy Statement before you vote.

Q:	When will the Reorganization occur?

A:

If Proposal 1 and Proposal 2 are approved by shareholders, and subject to certain other conditions, the Reorganization is expected to occur during the fourth quarter of 2018. The Reorganization will not take place if Proposal 1 and/or Proposal 2 are not approved by the Target Fund’s shareholders.

Q:	Whom do I contact if I have questions?

A:	Direct shareholders may contact the Target Fund at (800) 447-4930. You may also call Computershare Fund Services, our proxy solicitation firm, toll-free at (866) 209-6472.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of Proposal 1 and Proposal 2.

Important additional information about the Proposals is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, SEPTEMBER 14, 2018 AT 8:00 A.M. (CENTRAL TIME).

THE COMBINED PROSPECTUS/PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.STATEFARM.COM/SHAREHOLDER-PROXY

STATE FARM MUTUAL FUND TRUST

State Farm Equity and Bond Fund

One State Farm Plaza

Bloomington, Illinois 61710-0001

(800) 447-4930

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 14, 2018

To the Shareholders of State Farm Equity and Bond Fund:

This is to notify you that a special meeting of shareholders (the “Special Meeting”) of the State Farm Equity and Bond Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust (the “Target Trust”), will be held on Friday, September 14, 2018 at 8:00 a.m., (Central time), at the offices of State Farm Investment Management Corp. (“SFIMC”) at One State Farm Plaza, Bloomington, Illinois 61710-0001.

At the Special Meeting, shareholders will be asked to consider and act upon the proposals set out below (each, a “Proposal” and collectively, the “Proposals”). Proposal 1 seeks your approval of an Agreement and Plan of Reorganization, which provides for a series of transactions that will result in you becoming a shareholder of the BlackRock 60/40 Target Allocation Fund (the “Acquiring Fund”), a series of BlackRock Funds II (the “Acquiring Trust”), a mutual fund advised by BlackRock Advisors, LLC (“BAL”). The proposed transactions include the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). Proposal 2 seeks your approval to eliminate the Target Fund’s fundamental investment restriction on investments, which provides that the Target Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper (the “Investment Restriction”). The elimination of the Investment Restriction is necessary to permit the Target Fund to invest in mutual funds and exchange traded funds advised by BAL or its affiliates or in other securities in connection with the proposed realignment of the Target Fund’s portfolio with that of the Acquiring Fund prior to the closing of the proposed Reorganization.

After considering the fees and expenses, performance, investment objectives and strategies of the Acquiring Fund and the terms and conditions of the Reorganization, including the tax consequences, the Board of Trustees of the Target Trust (the “Target Board”) unanimously recommends that you vote in favor of each of Proposal 1 and Proposal 2 because it believes that Proposal 1 and Proposal 2 are in the best interests of the Target Fund.

Proposal 1—Approval of Agreement and Plan of Reorganization

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

Proposal 2—Approval to Eliminate Investment Restriction

To approve the elimination of the Target Fund’s fundamental investment restriction on investments that provides that the Target Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

Proposal 3—Other Business

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

The Target Board has fixed the close of business on May 25, 2018 for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof (the “Record Date”).

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by marking, signing and dating the proxy card, and, if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Computershare Fund Services, the firm assisting us in the solicitation of proxies, toll-free at (866) 209-6472.

The officers or trustees of the Target Trust named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers and trustees in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

THE TARGET BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR EACH OF PROPOSAL 1 AND PROPOSAL 2.

PLEASE VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND SIGN, DATE AND RETURN THE CARD/FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR SIGNED AND DATED PROXY CARD, OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By Order of the Board of Trustees of State Farm Mutual Fund

Trust,

Joe R. Monk, Jr.

President, Trustee and Chairperson of the Board

State Farm Mutual Fund Trust

One State Farm Plaza

Bloomington, Illinois 61710-0001

[        ], 2018

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on Friday, September 14, 2018 at 8:00 a.m. (Central time). The Notice of Special Meeting of Shareholders, the Combined Prospectus/Proxy Statement, the form of proxy card and any amendments are available on the Internet at https://www.statefarm.com/shareholder-proxy.

COMBINED PROSPECTUS/PROXY STATEMENT

PROSPECTUS OF

BLACKROCK FUNDS II

BlackRock 60/40 Target Allocation Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

PROXY STATEMENT OF

STATE FARM MUTUAL FUND TRUST

State Farm Equity and Bond Fund

One State Farm Plaza

Bloomington, Illinois 61710-0001

(800) 447-4930

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of State Farm Equity and Bond Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust (the “Target Trust”), a Delaware statutory trust.

A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of State Farm Investment Management Corp. (“SFIMC”) at One State Farm Plaza, Bloomington, Illinois 61710-0001, on Friday, September 14, 2018 at 8:00 a.m., (Central time), to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on May 25, 2018, are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Target Fund on or about [ ], 2018. Shareholders should vote their shares by marking, signing, dating and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

At the Special Meeting, shareholders will be asked to consider and act upon the proposals set out below (each, a “Proposal” and collectively, the “Proposals”). Proposal 1 seeks your approval of an Agreement and Plan of Reorganization, which provides for a series of transactions that will result in you becoming a shareholder of the BlackRock 60/40 Target Allocation Fund (the “Acquiring Fund”), a series of BlackRock Funds II (the “Acquiring Trust”), a mutual fund advised by BlackRock Advisors, LLC (“BAL”). The proposed transactions include the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). Proposal 2 seeks your approval to eliminate the Target Fund’s fundamental investment restriction on investments, which provides that the Target Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper (the “Investment Restriction”). The elimination of the Investment Restriction is necessary to permit the Target Fund to invest in mutual funds and exchange traded funds advised by BAL or its affiliates or in other securities in connection with the proposed realignment of the Target Fund’s portfolio with that of the Acquiring Fund prior to the closing of the proposed Reorganization. In addition, the Investment Restriction is not required by the Investment Company Act of 1940, as amended (the “1940 Act”), and it limits the ability of the Target Fund to invest in a broader range of securities. The Reorganization will not occur unless shareholders also approve the elimination of the Investment Restriction. If shareholders approve the elimination of the Investment Restriction, such change will take effect, regardless of whether shareholders approve the Reorganization, and the Board of Trustees of the Target Trust (the “Target Board”) will consider what actions to take, if any, with respect to the Target Fund, including, but not limited to, liquidation.

If Proposal 1 and/or Proposal 2 do not occur as contemplated in this Combined Prospectus/Proxy Statement, SFIMC, the investment adviser to the Target Fund, will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of shareholders.

Proposal 1—Approval of Agreement and Plan of Reorganization

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

Proposal 2—Approval to Eliminate Investment Restriction

To approve the elimination of the Target Fund’s fundamental investment restriction on investments that provides that the Target Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

Proposal 3—Other Business

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

The Target Board has approved the Reorganization, pursuant to which the Target Fund, a series of an open-end management investment company, would be reorganized into the Acquiring Fund. The Acquiring Fund pursues an investment objective that is substantially similar to the investment objective of the Target Fund. The Target Fund has an investment objective to seek long term growth of principal while providing some current income. The Acquiring Fund has an investment objective to seek long term capital appreciation. Current income is also a consideration. The Target Fund and the Acquiring Fund are each operated as a “fund-of-funds” under the 1940 Act, although each Fund employs differing investment strategies in seeking to achieve its respective objective. For more information on each Fund’s investment strategies, see “Summary—Investment Objectives and Principal Investment Strategies.”

The Target Board also has approved the elimination of the Investment Restriction. As noted above, the elimination of the Investment Restriction is necessary to permit the Target Fund to invest in mutual funds and exchange traded funds advised by BAL or its affiliates or in other securities in connection with the proposed realignment of the Target Fund’s portfolio with that of the Acquiring Fund prior to the closing of the proposed Reorganization. In addition, the Investment Restriction is not required by the 1940 Act, and it limits the ability of the Target Fund to invest in a broader range of securities.

If the shareholders of the Target Fund approve Proposals 1 and 2 and the Reorganization occurs, the Target Fund will transfer and deliver all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”). Immediately thereafter, the Target Fund will distribute the Acquiring Fund Shares

ii

(including fractional Acquiring Fund Shares, if any) to its shareholders. After distributing the Acquiring Fund Shares, the Target Fund will be terminated, dissolved and liquidated as a series of the Target Trust. When the Reorganization is complete, shareholders of the Target Fund will become shareholders of only the Acquiring Fund. The Acquiring Fund, following the completion of the Reorganization, may be referred to as the “Combined Fund.”

The aggregate net asset value of the Acquiring Fund Shares received in the Reorganization by the Target Fund will equal the aggregate net asset value of the shares of the Target Fund held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund immediately prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on Proposals 1 and 2 and constitutes an offering of the Acquiring Fund Shares being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquiring Fund and/or the Target Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

1.	the Statement of Additional Information, dated [ ], 2018, relating to this Combined Prospectus/Proxy Statement;

2.	the Prospectuses relating to all share classes of the Target Fund, each dated May 1, 2018, as supplemented;

3.	the Statement of Additional Information relating to the Target Fund, dated May 1, 2018, as supplemented;

4.	the Annual Report to shareholders of the Target Fund for the fiscal year ended December 31, 2017;

5.	the Statement of Additional Information relating to the Acquiring Fund, dated January 26, 2018, as supplemented;

6.	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended September 30, 2017; and

7.	the Semi-Annual Report to shareholders of the Acquiring Fund for the six-month period ended March 31, 2018.

The following document has been filed with the SEC, and is incorporated by reference into (legally forms a part of) and also accompanies this Combined Prospectus/Proxy Statement:

8.

the Prospectus relating to Investor A Shares, Investor C Shares, Institutional Shares and Class R Shares of the Acquiring Fund, dated January 26, 2018, as supplemented (the “Acquiring Fund Prospectus”).

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectus will apply to the Acquiring Fund Shares issued in connection with the Reorganization.

Copies of items 2 through 4 above can be obtained on a website maintained by SFIMC at https://www.statefarm.com/finances/mutual-funds/manage-your-accounts/prospectuses-reports/. In addition, the Target Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to SFIMC by calling (800) 447-4930 or by writing to the Target Fund at State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548. The foregoing

iii

documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Target Fund is One State Farm Plaza, Bloomington, Illinois 61710-0001 and the telephone number is (800) 447-4930.

Copies of items 5 through 8 above can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, the Acquiring Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the Acquiring Fund at BlackRock Funds II, P.O. Box 9819, Providence, Rhode Island 02940-8019. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Acquiring Fund is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (800) 441-7762.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, District of Columbia 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, District of Columbia 20549.

The Target Board knows of no business with respect to the Target Fund other than that discussed above that will be presented for consideration at the Special Meeting. To the extent permitted by applicable law, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is [                ], 2018.

iv

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PROPOSAL 1—TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Funds is a diversified series of an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) as specified below:

State Farm Equity and Bond Fund (the “Target Fund”)	a series of State Farm Mutual Fund Trust (the “Target Trust”), a Delaware statutory trust

BlackRock 60/40 Target Allocation Fund (the “Acquiring Fund”)	a series of BlackRock Funds II (the “Acquiring Trust”), a Massachusetts business trust

In this Combined Prospectus/Proxy Statement, the Target Fund and the Acquiring Fund are together referred to as the “Funds” and each, a “Fund.” In addition, the Acquiring Fund, following completion of the Reorganization (as defined below), may be referred to as the “Combined Fund.”

Investment Objectives. The investment objective of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund has an investment objective to seek long term growth of principal while providing some current income. The Acquiring Fund has an investment objective to seek long term capital appreciation. Current income is also a consideration. The investment objective of each of the Funds is non-fundamental, which means that it may be changed without approval of the respective Fund’s shareholders.

Advisers and Distributors. BlackRock Advisors, LLC (“BAL”) serves as the investment adviser of the Acquiring Fund. State Farm Investment Management Corp. (“SFIMC”) serves as the investment adviser of the Target Fund and manages the State Farm Bond Fund, an underlying fund in which the Target Fund invests approximately 40% of its assets. Each of Bridgeway Capital Management, Inc. and Westwood Management Corp. serves as the sub-adviser to the State Farm Equity Fund, an underlying fund in which the Target Fund invests approximately 60% of its assets. Each of the Funds publicly offers its shares on a continuous basis. Shares of the Acquiring Fund may be purchased through the Acquiring Fund’s distributor, BlackRock Investments, LLC (“BRIL”), and numerous intermediaries. Shares of the Target Fund may be purchased through the Target Fund’s distributor, State Farm VP Management Corp. (“Management Corp.”).

Investment Strategies. The principal investment strategies of the Target Fund and the Acquiring Fund are similar; however, there are some important differences. While both Funds operate as “funds-of-funds” under the Investment Company Act of 1940, as amended (the “1940 Act”), they employ different principal strategies to achieve their respective objectives. The principal difference between the Funds’ principal investment strategies is that each Fund invests in different underlying funds. The Target Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund, other series of the Target Trust, and attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Target Fund never invests more than 75% of its net assets in either underlying fund. The Acquiring Fund obtains exposure to equity securities (and certain other instruments) in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets by primarily investing in underlying funds, including exchange-traded funds (“ETFs”), which, under normal circumstances, are primarily affiliated open-end funds and affiliated ETFs. The Acquiring Fund may vary its 60%/40% target allocation by +/- 10%; therefore, the Acquiring Fund may have an equity/fixed-income allocation that ranges from 70%/30% to 50%/50%.

In addition, unlike the Target Fund, the Acquiring Fund, when consistent with its investment objective, may buy or sell options or futures, or enter into total return swaps and foreign currency transactions, and may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Target Fund does not have comparable principal investment strategies.

Trustee Approval and Structure of Reorganization. The Board of Trustees of the Target Trust (the “Target Board”), including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Target Trust, unanimously approved the Reorganization.

Subject to approval by the Target Fund shareholders, the Agreement and Plan of Reorganization provides for: (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

If the Reorganization is approved and completed, shareholders of the Target Fund will receive corresponding shares, including fractional shares, if any, of the Acquiring Fund that have the same aggregate net asset value (“NAV” or “net asset value”) as the shares of the corresponding class of the Target Fund that they owned immediately prior to the Reorganization as follows:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Class A Shares	Investor A Shares
Class B Shares	Investor A Shares
Premier Shares	Investor A Shares
Legacy Class B Shares	Investor A Shares
Class R-1 Shares	Investor A Shares
Class R-2 Shares	Investor A Shares
Class R-3 Shares	Institutional Shares
Institutional Shares	Institutional Shares

The Acquiring Fund also offers Investor C Shares, Class R Shares and Class K Shares. These share classes will not be issued in the Reorganization. Share class selection was primarily based on shareholder eligibility requirements of each share class of both the Target Fund and the Acquiring Fund and on the similarities in the distribution fees for each share class. In addition, similarities in shareholder privileges, shareholder services, expenses and sales loads were considered.

Background and Reasons for the Proposed Reorganization

SFIMC, after a review of the nature and goals of its mutual fund advisory business, determined to reduce the extent of its mutual fund advisory business activities. As a result of this review and in consideration of the nature of the Target Fund’s shareholder base, including the desire for State Farm Mutual Automobile Insurance Company (“SFMAIC”) agents to continue to maintain their relationship with those clients/shareholders, SFIMC presented the Target Board with information on possible strategic dispositions within its mutual fund business, including relating to the Target Fund. After considering and evaluating several possible prominent and well-managed mutual fund complexes, SFIMC recommended that the Target Board approve the Reorganization of the Target Fund with and into the Acquiring Fund.

The Target Board discussed and considered matters relating to the proposed Reorganization at meetings held in the fourth quarter of 2017 and the first and second quarters of 2018 (collectively, the “State Farm Merger Evaluation Meetings”). During the course of the State Farm Merger Evaluation Meetings, the Target Board requested, received and discussed information from various parties, including from SFIMC and BAL, regarding

(i) the structure, terms and conditions and anticipated timeline of the Reorganization; (ii) the rationale for the Reorganization, as well as comparative data and information with respect to the Target Fund and Acquiring Fund; (iii) the expected impact of the Reorganization on the Target Fund and its shareholders; (iv) BAL’s organization, personnel and affiliates; (v) BAL’s investment philosophy and process; (vi) BAL’s experience in providing investment advisory services to mutual funds; (vii) BAL’s operational, legal and compliance capabilities, as well as its financial conditions and resources; (viii) the services provided by, and BAL’s administration and oversight of, the Acquiring Fund’s third-party service providers; (ix) the key distribution channels and intermediary relationships for the Acquiring Fund; and (x) the composition and governance of the Acquiring Trust’s Board of Trustees (the “Acquiring Board”). The Target Board also received and considered information from counsel to the Independent Trustees regarding the duties of the Target Board in considering the Reorganization. Additionally, the Target Board evaluated the proposed elimination of the Target Fund’s fundamental investment restriction regarding investments in other State Farm investment companies, its potential impact on the Target Fund and its shareholders, and the desirability of eliminating such restriction to align the portfolios of the Target Fund and the Acquiring Fund. During the course of the Target Board’s deliberations, the Independent Trustees were advised by and received assistance from their independent counsel, including in executive sessions. In addition, during several State Farm Merger Evaluation Meetings, the Independent Trustees of the Target Board met with a number of management personnel of BAL, as well as the Chief Compliance Officer of the Acquiring Trust. In addition, the chair of the Acquiring Board and directors/trustees of certain other BlackRock mutual funds advised by BAL or its affiliates also met in person or via videoconference with the entire Target Board.

At a meeting held on May 23, 2018 at 8:00 a.m. (the “Approval Meeting”), the Target Board, including all of the Independent Trustees, unanimously approved the Agreement and Plan of Reorganization and the elimination of the Target Fund’s fundamental investment restriction regarding investments in other registered investment companies and voted to recommend that the shareholders of the Target Fund also approve the Agreement and Plan of Reorganization and the elimination of such fundamental investment restriction. The Target Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Target Board at the Approval Meeting, the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Target Board’s determinations were based on a comprehensive evaluation of the information provided to them. During the review, the Target Board did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, the Target Board considered a number of factors presented at the time of the State Farm Merger Evaluation Meetings, including, but not limited to, the following:

•	The reputation, financial strength and resources of BAL;

•	The investment experience, expertise, personnel, operations and compliance program of BAL and its parent company, BlackRock, Inc.;

•

The investment objective and principal investment strategies of the Target Fund are substantially similar or similar to the investment objective and principal investment strategies of the Acquiring Fund, though there are some important differences in the principal investment strategies;

•	The current asset allocation of the Target Fund and the Acquiring Fund;

•	The fundamental and non-fundamental investment restrictions of the Target Fund and the Acquiring Fund;

•	The nature, quality and extent of the services to be provided by BAL to the Combined Fund;

•

BAL’s commitment that annual total expense ratio of each share class of the Combined Fund (after waivers and expense reimbursements) will be lower than the annual total expense ratio (after waivers and expense reimbursements) of the applicable share class of the Target Fund until at least January 31, 2021;

•	The features of BAL’s expense recapture program and the anticipated impact of the program, if any, on the Target Fund following the Reorganization;

•	The differences in rights and privileges between the Target Fund’s share classes and the corresponding Acquiring Fund’s share classes;

•	The differences in the front-end sales loads, contingent deferred sales charges (“CDSC”) and 12b-1 fees between the Target Fund’s share classes and the Acquiring Fund’s share classes;

•

There is not expected to be any diminution in the nature, quality and extent of services provided to the Combined Fund and its shareholders from the services provided to the Target Fund and its shareholders as a result of the Reorganization, including the transition from the Target Fund’s current service providers to the Acquiring Fund’s service providers;

•	The historical performance records of the Target Fund and the Acquiring Fund;

•	The access to BAL’s and/or BRIL’s distribution channels may create the potential for broader asset growth and a more stable asset base;

•

Shareholders of the Target Fund are expected to face no adverse tax consequences as a result of the Reorganization aside from any capital gains distributions resulting from any repositioning of the Target Fund’s portfolio holdings;

•

The disposition of all of the holdings of the Target Fund in preparation for the Reorganization and the potential transaction costs relating to the realignment of the Target Fund’s portfolio as a result of the proposed Reorganization;

•	The composition and qualifications of the Acquiring Board;

•	The terms and conditions of the Agreement and Plan of Reorganization;

•

All costs associated with the Target Fund’s participation in the proposed Reorganization are expected to be borne by SFIMC or its affiliates as a result of the Target Fund’s expense limitation and/or SFIMC’s agreement that the current shareholders will not bear any costs of the Reorganization (other than any portfolio transaction costs relating to the realignment of the Target Fund’s portfolio with that of the Acquiring Fund prior to and/or after the Reorganization);

•	No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the proposed Reorganization;

•

The difference in the corporate structure of the Target Trust, which is a Delaware statutory trust, and the Acquiring Trust, which is a Massachusetts business trust, is not anticipated to negatively affect shareholders; and

•	Possible alternatives to the Reorganization, including the liquidation of the Target Fund.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Target Board, including all of the Independent Trustees, unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. This determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to the Target Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

The Target Board, including all of the Independent Trustees, unanimously recommends that you vote “FOR” Proposal 1.

Investment Objectives and Principal Investment Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objective of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund has an investment objective to seek long term growth of principal while providing some current income. The Acquiring Fund has an investment objective to seek long term capital appreciation. Current income is also a consideration. The investment objective of each of the Funds is non-fundamental, which means that it may be changed without approval of the respective Fund’s shareholders.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ similar principal investment strategies in seeking to achieve their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•  The Fund is a fund-of-funds that invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund, two other funds of the Target Trust. Generally, the Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Fund never invests more than 75% of its net assets in either underlying fund.

•  The Fund is a fund-of-funds that normally intends to obtain exposure to equity securities (and certain other instruments) in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets. The Fund intends to obtain this exposure primarily through investments in underlying funds, including ETFs. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated ETFs.

•  In general, the Fund invests in three different kinds of underlying funds: those that invest primarily in equity securities or certain other instruments (referred to as “equity funds”), those that invest primarily in fixed-income securities (referred to as “fixed-income funds”), and those that invest in a mix of securities and other instruments in which equity funds and fixed-income funds invest (referred to as “multi-asset funds”).

•  Variations in the target asset allocation between equity and fixed-income securities, through investments in underlying funds, are permitted up to 10%. Therefore, based on a target equity/fixed-income allocation of 60%/40%, the Fund may have an equity/fixed-income allocation that ranges from 70%/30% to 50%/50%. Although variations beyond the 10% range are generally not permitted, BAL may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

Target Fund	Acquiring Fund

•  The Fund’s portfolio will be rebalanced on a quarterly basis within 5% of the Fund’s target asset allocation. In between quarterly rebalancings, the Fund’s portfolio may be brought closer to the Fund’s target asset allocation either through the direction of daily cash flows to suitable underlying funds or by interim rebalancings, as determined by the portfolio managers.

•  The Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an underlying fund or ETF and such derivative exposure shall be included in the Fund’s equity or fixed-income asset allocation as determined by Fund management. The Fund may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.

Comparison. While both Funds are funds-of-funds, they employ different principal strategies to achieve their respective objectives. The principal difference between the Funds’ principal investment strategies is that each Fund invests in different underlying funds. The Target Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund, other series of the Target Trust, and attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Target Fund never invests more than 75% of its net assets in either underlying fund. The Acquiring Fund obtains exposure to equity securities (and certain other instruments) in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets by primarily investing in underlying funds, including ETFs, which, under normal circumstances, are primarily affiliated open-end funds and affiliated ETFs. The Acquiring Fund may vary its 60%/40% target allocation by +/- 10%; therefore, the Acquiring Fund may have an equity/fixed-income allocation that ranges from 70%/30% to 50%/50%.

In addition, unlike the Target Fund, the Acquiring Fund, when consistent with its investment objective, may buy or sell options or futures, or enter into total return swaps and foreign currency transactions, and may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Target Fund does not have comparable principal investment strategies.

Fees and Expenses

If the Reorganization is approved and completed, shareholders of the Target Fund will receive shares, including fractional shares, if any, of the applicable class of shares of the Acquiring Fund with the same aggregate NAV as the shares of the Target Fund class of shares that shareholders own immediately prior to the Reorganization as follows:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Class A Shares	Investor A Shares
Class B Shares	Investor A Shares
Premier Shares	Investor A Shares
Legacy Class B Shares	Investor A Shares
Class R-1 Shares	Investor A Shares
Class R-2 Shares	Investor A Shares
Class R-3 Shares	Institutional Shares
Institutional Shares	Institutional Shares

The Acquiring Fund also offers Investor C Shares, Class R Shares and Class K Shares. These share classes will not be issued in the Reorganization.

Fee Tables of State Farm Equity and Bond Fund (Target Fund), BlackRock 60/40 Target Allocation Fund (Acquiring Fund) and the Pro Forma Combined Fund (as of March 31, 2018 (unaudited) for the Acquiring Fund and the Pro Forma Combined Fund) (as of December 31, 2017 (unaudited) for the Target Fund)

The fee tables below provide information about the fees and expenses attributable to the Class A Shares, Class B Shares, Premier Shares, Legacy Class B Shares, Class R-1 Shares, Class R-2 Shares, Class R-3 Shares and Institutional Shares of the Target Fund and the Investor A Shares and Institutional Shares of the Acquiring Fund, assuming the Reorganization had taken place on March 31, 2018, and the estimated pro forma fees and expenses attributable to the Investor A Shares and Institutional Shares of the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended December 31, 2017 for the Target Fund and March 31, 2018 with respect to each of the Acquiring Fund and the Combined Fund. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of March 31, 2018, see “Other Information—Capitalization.”

With respect to the Target Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the Target Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section of the Target Fund’s Prospectus.

With respect to the Acquiring Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BAL or its affiliates. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference, and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Target Fund Class A Shares into Acquiring Fund Investor A Shares

	State Farm Equity and Bond Fund (Target Fund)(1) Class A Shares	BlackRock 60/40 Target Allocation Fund (Acquiring Fund) Investor A(2) Shares	Pro Forma (Combined Fund) Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None(3)	None(3)
Maximum Account Fee	None(4)	—	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.09%	0.22%(11)	0.23%(5)
Acquired Fund Fees and Expenses	0.70%(6)	0.32%(7)	0.32%(7)
Total Annual Fund Operating Expenses	1.04%	0.79%(7)	0.80%(7)
Fee Waivers and/or Expense Reimbursements	(0.09)%	(0.04)%(8)	(0.05)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.95%(9)	0.75%(8)	0.75%(10)

(1)	Shareholders of Class A Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

(2)

The Fees and Expenses of the Acquiring Fund do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report because the Fees and Expenses of the Acquiring Fund have been restated to reflect the period April 1, 2017 through March 31, 2018.

(3)

A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(4)

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

(5)	Other Expenses are based on estimated amounts for the current fiscal year.

(6)

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Target Fund’s Prospectus, which reflects the operating expenses of the Target Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(7)

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which do not include the restatement of other fees or Acquired Fund Fees and Expenses.

(8)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2019. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(9)

SFIMC, the investment adviser to the Target Fund, has contractually agreed to reimburse the Target Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Target Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2019, and SFIMC may not discontinue or modify this waiver without the approval of the Target Board.

(10)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(11)	Other expenses have been restated to reflect current fees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017 for the Target Fund and March 31, 2018 for each of the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
State Farm Equity and Bond Fund (Target Fund) Class A Shares	$592	$806	$1,037	$1,700
BlackRock 60/40 Target Allocation Fund (Acquiring Fund) Investor A Shares	$598	$760	$937	$1,448
Pro Forma Combined Fund Investor A Shares	$598	$757	$936	$1,454

Target Fund Class B Shares into Acquiring Fund Investor A Shares

	State Farm Equity and Bond Fund (Target Fund)(1) Class B Shares	BlackRock 60/40 Target Allocation Fund (Acquiring Fund)(2) Investor A Shares	Pro Forma (Combined Fund) Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	5.00%	None(3)	None(3)
Maximum Account Fee	None(4)	—	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.95%	0.25%	0.25%
Other Expenses	0.09%	0.22%(11)	0.23%(5)
Acquired Fund Fees and Expenses	0.70%(6)	0.32%(7)	0.32%(7)
Total Annual Fund Operating Expenses	1.74%	0.79%(7)	0.80%(7)
Fee Waivers and/or Expense Reimbursements	(0.09)%	(0.04)%(8)	(0.05)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.65%(9)	0.75%(8)	0.75%(10)

(1)	Shareholders of Class B Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

(2)

The Fees and Expenses of the Acquiring Fund do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report because the Fees and Expenses of the Acquiring Fund have been restated to reflect the period April 1, 2017 through March 31, 2018.

(3)

A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(4)

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

(5)	Other Expenses are based on estimated amounts for the current fiscal year.

(6)

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Target Fund’s Prospectus, which reflects the operating expenses of the Target Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(7)

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which do not include the restatement of other fees or Acquired Fund Fees and Expenses.

(8)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2019. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(9)

SFIMC, the investment adviser to the Target Fund, has contractually agreed to reimburse the Target Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Target Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2019, and SFIMC may not discontinue or modify this waiver without the approval of the Target Board.

(10)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(11)	Other expenses have been restated to reflect current fees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017 for the Target Fund and March 31, 2018 for each of the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
State Farm Equity and Bond Fund (Target Fund) Class B Shares	$668	$889	$1,135	$1,859
BlackRock 60/40 Target Allocation Fund (Acquiring Fund) Investor A Shares	$598	$760	$937	$1,448
Pro Forma Combined Fund Investor A Shares	$598	$757	$936	$1,454

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
State Farm Equity and Bond Fund (Target Fund) Class B Shares	$168	$539	$935	$1,859

Target Fund Premier Shares into Acquiring Fund Investor A Shares

	State Farm Equity and Bond Fund (Target Fund)(1) Premier Shares	BlackRock 60/40 Target Allocation Fund (Acquiring Fund) (2) Investor A Shares	Pro Forma (Combined Fund) Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None(3)	None(3)
Maximum Account Fee	None(4)	—	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.09%	0.22%(11)	0.23%(5)
Acquired Fund Fees and Expenses	0.70%(6)	0.32%(7)	0.32%(7)
Total Annual Fund Operating Expenses	1.04%	0.79%(7)	0.80%(7)
Fee Waivers and/or Expense Reimbursements	(0.19)%	(0.04)%(8)	(0.05)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.85%(9)	0.75%(8)	0.75%(10)

(1)	Shareholders of Premier Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

(2)

The Fees and Expenses of the Acquiring Fund do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report because the Fees and Expenses of the Acquiring Fund have been restated to reflect the period April 1, 2017 through March 31, 2018.

(3)

A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(4)

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

(5)	Other Expenses are based on estimated amounts for the current fiscal year.

(6)

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Target Fund’s Prospectus, which reflects the operating expenses of the Target Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(7)

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which do not include the restatement of other fees or Acquired Fund Fees and Expenses.

(8)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2019. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(9)

SFIMC, the investment adviser to the Target Fund, has contractually agreed to reimburse the Target Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Target Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2019, and SFIMC may not discontinue or modify this waiver without the approval of the Target Board.

(10)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(11)	Other expenses have been restated to reflect current fees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017 for the Target Fund and March 31, 2018 for each of the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
State Farm Equity and Bond Fund (Target Fund) Premier Shares	$582	$796	$1,028	$1,691
BlackRock 60/40 Target Allocation Fund (Acquiring Fund) Investor A Shares	$598	$760	$937	$1,448
Pro Forma Combined Fund Investor A Shares	$598	$757	$936	$1,454

Target Fund Legacy Class B Shares into Acquiring Fund Investor A Shares

	State Farm Equity and Bond Fund (Target Fund)(1) Legacy Class B Shares	BlackRock 60/40 Target Allocation Fund (Acquiring Fund)(2) Investor A Shares	Pro Forma (Combined Fund) Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	3.00%	None(3)	None(3)
Maximum Account Fee	None(4)	—	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.65%	0.25%	0.25%
Other Expenses	0.09%	0.22%(11)	0.23%(5)
Acquired Fund Fees and Expenses	0.70%(6)	0.32%(7)	0.32%(7)
Total Annual Fund Operating Expenses	1.44%	0.79%(7)	0.80%(7)
Fee Waivers and/or Expense Reimbursements	(0.09)%	(0.04)%(8)	(0.05)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.35%(9)	0.75%(8)	0.75%(10)

(1)	Shareholders of Legacy Class B Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

(2)

The Fees and Expenses of the Acquiring Fund do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report because the Fees and Expenses of the Acquiring Fund have been restated to reflect the period April 1, 2017 through March 31, 2018.

(3)

A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(4)

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

(5)	Other Expenses are based on estimated amounts for the current fiscal year.

(6)

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Target Fund’s Prospectus, which reflects the operating expenses of the Target Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(7)

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which do not include the restatement of other fees or Acquired Fund Fees and Expenses.

(8)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2019. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(9)

SFIMC, the investment adviser to the Target Fund, has contractually agreed to reimburse the Target Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Target Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2019, and SFIMC may not discontinue or modify this waiver without the approval of the Target Board.

(10)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(11)	Other expenses have been restated to reflect current fees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017 for the Target Fund and March 31, 2018 for each of the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
State Farm Equity and Bond Fund (Target Fund) Legacy Class B Shares	$437	$722	$978	$1,608
BlackRock 60/40 Target Allocation Fund (Acquiring Fund) Investor A Shares	$598	$760	$937	$1,448
Pro Forma Combined Fund Investor A Shares	$598	$757	$936	$1,454

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
State Farm Equity and Bond Fund (Target Fund) Legacy Class B Shares	$137	$447	$778	$1,608

Target Fund Class R-1 Shares into Acquiring Fund Investor A Shares

	State Farm Equity and Bond Fund (Target Fund)(1) Class R-1 Shares	BlackRock 60/40 Target Allocation Fund (Acquiring Fund)(2) Investor A Shares	Pro Forma (Combined Fund) Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	5.25%*
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None(3)	None(3)
Maximum Account Fee	None	—	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.50%	0.25%	0.25%
Other Expenses	0.16%	0.22%(10)	0.23%(6)
Acquired Fund Fees and Expenses	0.70%(4)	0.32%(5)	0.32%(5)
Total Annual Fund Operating Expenses	1.36%	0.79%(5)	0.80%(5)
Fee Waivers and/or Expense Reimbursements	(0.09)%	(0.04)%(7)	(0.05)%(9)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.27%(8)	0.75%(7)	0.75%(9)

*	The sales charge for such shareholders are expected to be waived pursuant to the Acquiring Fund’s sales charge waiver policies.

(1)	Shareholders of Class R-1 Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

(2)

The Fees and Expenses of the Acquiring Fund do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report because the Fees and Expenses of the Acquiring Fund have been restated to reflect the period April 1, 2017 through March 31, 2018.

(3)

A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

(4)

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Target Fund’s Prospectus, which reflects the operating expenses of the Target Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(5)

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which do not include the restatement of other fees or Acquired Fund Fees and Expenses.

(6)	Other Expenses are based on estimated amounts for the current fiscal year.

(7)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2019. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(8)

SFIMC, the investment adviser to the Target Fund, has contractually agreed to reimburse the Target Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Target Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2019, and SFIMC may not discontinue or modify this waiver without the approval of the Target Board.

(9)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(10)	Other expenses have been restated to reflect current fees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017 for the Target Fund and March 31, 2018 for each of the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
State Farm Equity and Bond Fund (Target Fund) Class R-1 Shares	$129	$422	$736	$1,627
BlackRock 60/40 Target Allocation Fund (Acquiring Fund) Investor A Shares	$598	$760	$937	$1,448
Pro Forma Combined Fund Investor A Shares	$598	$757	$936	$1,454

Target Fund Class R-2 Shares into Acquiring Fund Investor A Shares

	State Farm Equity and Bond Fund (Target Fund)(1) Class R-2 Shares	BlackRock 60/40 Target Allocation Fund (Acquiring Fund)(2) Investor A Shares	Pro Forma (Combined Fund) Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	5.25%*
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None(3)	None(3)
Maximum Account Fee	None	—	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.30%	0.25%	0.25%
Other Expenses	0.16%	0.22%(10)	0.23%(4)

Acquired Fund Fees and Expenses	0.70%(5)	0.32%(6)	0.32%(6)
Total Annual Fund Operating Expenses	1.16%	0.79%(6)	0.80%(6)
Fee Waivers and/or Expense Reimbursements	(0.09)%	(0.04)%(7)	(0.05)%(9)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.07%(8)	0.75%(7)	0.75%(9)

*	The sales charge for such shareholders are expected to be waived pursuant to the Acquiring Fund’s sales charge waiver policies.

(1)	Shareholders of Class R-2 Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

(2)

The Fees and Expenses of the Acquiring Fund do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report because the Fees and Expenses of the Acquiring Fund have been restated to reflect the period April 1, 2017 through March 31, 2018.

(3)

A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(4)	Other Expenses are based on estimated amounts for the current fiscal year.

(5)

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Target Fund’s Prospectus, which reflects the operating expenses of the Target Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(6)

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which do not include the restatement of other fees or Acquired Fund Fees and Expenses.

(7)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2019. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(8)

SFIMC, the investment adviser to the Target Fund, has contractually agreed to reimburse the Target Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Target Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2019, and SFIMC may not discontinue or modify this waiver without the approval of the Target Board.

(9)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% of average daily net assets through January 31, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(10)	Other expenses have been restated to reflect current fees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017 for the Target Fund and March 31, 2018 for each of the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
State Farm Equity and Bond Fund (Target Fund) Class R-2 Shares	$109	$360	$630	$1,401
BlackRock 60/40 Target Allocation Fund (Acquiring Fund) Investor A Shares	$598	$760	$937	$1,448
Pro Forma Combined Fund Investor A Shares	$598	$757	$936	$1,454

Target Fund Class R-3 Shares into Acquiring Fund Institutional Shares

	State Farm Equity and Bond Fund (Target Fund)(1) Class R-3 Shares	BlackRock 60/40 Target Allocation Fund (Acquiring Fund)(2) Institutional Shares	Pro Forma (Combined Fund) Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Maximum Account Fee	None	—	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.16%	0.25%(9)	0.24%(3)
Acquired Fund Fees and Expenses	0.70%(4)	0.32%(5)	0.32%(5)
Total Annual Fund Operating Expenses	0.86%	0.57%(5)	0.56%(5)
Fee Waivers and/or Expense Reimbursements	(0.09)%	(0.16)%(6)	(0.15)%(8)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.77%(7)	0.41%(6)	0.41%(8)

(1)	Shareholders of Class R-3 Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

(2)

The Fees and Expenses of the Acquiring Fund do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report because the Fees and Expenses of the Acquiring Fund have been restated to reflect the period April 1, 2017 through March 31, 2018.

(3)	Other Expenses are based on estimated amounts for the current fiscal year.

(4)

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Target Fund’s Prospectus, which reflects the operating expenses of the Target Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(5)

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which do not include the restatement of other fees or Acquired Fund Fees and Expenses.

(6)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.09% of average daily net assets through January 31, 2019. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(7)

SFIMC, the investment adviser to the Target Fund, has contractually agreed to reimburse the Target Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Target Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2019, and SFIMC may not discontinue or modify this waiver without the approval of the Target Board.

(8)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.09% of average daily net assets through January 31, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. The Acquiring

Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(9)	Other expenses have been restated to reflect current fees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017 for the Target Fund and March 31, 2018 for each of the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
State Farm Equity and Bond Fund (Target Fund) Class R-3 Shares	$79	$265	$468	$1,052
BlackRock 60/40 Target Allocation Fund (Acquiring Fund) Institutional Shares	$42	$167	$302	$698
Pro Forma Combined Fund Institutional Shares	$42	$148	$282	$672

Target Fund Institutional Shares into Acquiring Fund Institutional Shares

	State Farm Equity and Bond Fund (Target Fund)(1) Institutional Shares	BlackRock 60/40 Target Allocation Fund (Acquiring Fund)(2) Institutional Shares	Pro Forma (Combined Fund) Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Maximum Account Fee	None(3)	—	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.09%	0.25%(10)	0.24%(4)
Acquired Fund Fees and Expenses	0.70%(5)	0.32%(6)	0.32%(6)
Total Annual Fund Operating Expenses	0.79%	0.57%(6)	0.56%(6)
Fee Waivers and/or Expense Reimbursements	(0.09)%	(0.16)%(7)	(0.15)%(9)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.70%(8)	0.41%(7)	0.41%(9)

(1)	Shareholders of Institutional Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

(2)

The Fees and Expenses of the Acquiring Fund do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report because the Fees and Expenses of the Acquiring Fund have been restated to reflect the period April 1, 2017 through March 31, 2018.

(3)

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

(4)	Other Expenses are based on estimated amounts for the current fiscal year.

(5)

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Target Fund’s Prospectus, which reflects the operating expenses of the Target Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(6)

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which do not include the restatement of other fees or Acquired Fund Fees and Expenses.

(7)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.09% of average daily net assets through January 31, 2019. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(8)

SFIMC, the investment adviser to the Target Fund, has contractually agreed to reimburse the Target Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Target Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2019, and SFIMC may not discontinue or modify this waiver without the approval of the Target Board.

(9)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 35, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.09% of average daily net assets through January 31, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(10)	Other expenses have been restated to reflect current fees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017 for the Target Fund and March 31, 2018 for each of the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
State Farm Equity and Bond Fund (Target Fund) Institutional Shares	$72	$243	$430	$970
BlackRock 60/40 Target Allocation Fund (Acquiring Fund) Institutional Shares	$42	$167	$302	$698
Pro Forma Combined Fund Institutional Shares	$42	$148	$282	$672

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Target Fund	12/31/17	3%
Acquiring Fund	9/30/17	70%

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will receive an opinion from Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

While the portfolio manager of the Acquiring Fund does not anticipate disposing of a material portion of the Target Fund’s holdings following the closing of the Reorganization, he does anticipate requesting the disposition of all of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily due to the fact that the holdings of the Target Fund consist of the shares of the State Farm Equity Fund and the State Farm Bond Fund, each of which SFIMC separately is proposing to reorganize into other mutual funds advised by BAL or its affiliates. SFIMC anticipates that the Target Fund will utilize the proceeds from such sales to realign its portfolio with that of the Acquiring Fund prior to the closing of the Reorganization. During this period, the Target Fund may deviate from its principal investment strategies. For information about the anticipated transaction costs to be incurred prior to the closing of the Reorganization, see “Information About the Reorganization—Expenses of the Reorganization.”

The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Target Fund, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders in non-tax qualified accounts.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, such redemptions would be taxable transactions. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption and Exchange of Shares

Acquiring Fund

Purchasing Shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investors may purchase Acquiring Fund shares either through their financial intermediary or directly through the Acquiring Fund by phone, mail or Internet. Only certain investors are eligible to buy Institutional Shares. Acquiring Fund shares may be purchased at NAV, subject to any applicable sales charges. The Acquiring Fund’s NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The price of Acquiring Fund shares is based on the next calculation of the Acquiring Fund’s NAV after an order is placed. Any purchase orders placed prior to the close of business on the NYSE (generally 4:00 p.m. Eastern time) will be priced at NAV determined that day, and subject to any applicable sales charges. Purchase orders placed after that time will be priced at NAV determined on the next business day, and subject to any applicable sales charges.

Redeeming Shares. Shareholders may redeem Acquiring Fund shares through their financial intermediary or directly through the Acquiring Fund by phone, mail or Internet. The Acquiring Fund does not charge redemption fees; however, a CDSC of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more. Acquiring Fund shares are redeemed at NAV, which is calculated each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The price of Acquiring Fund shares is based on the next calculation of the Fund’s NAV after an order is placed. For a redemption request to be priced at NAV on the day of the request, shareholders must submit the request prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at NAV at the close of business on the next business day. When redeeming shares of the Combined Fund received as a result of the Reorganization, the holding period for the Combined Fund shares will be calculated from the date the Target Fund shares were initially purchased by the shareholder.

Exchanging Shares. Investor A Shares and Institutional Shares of the Acquiring Fund are generally exchangeable for shares of the same class of another fund in the BlackRock mutual fund complex, provided that the share class and fund is available and open to new investors. Shareholders can exchange $1,000 or more of Investor A Shares from one fund into the same class of another fund which offers that class of shares (shareholders can exchange less than $1,000 of Investor A Shares if they already have an account in the fund into which they are exchanging). There is no required minimum amount with respect to exchanges of Institutional Shares. Shares are exchanged at NAV.

Target Fund

Purchasing Shares. Investors may purchase Class A, Premier, Institutional, Class R-1, Class R-2 and Class R-3 Shares, as eligible. Class B Shares and Legacy Class B Shares no longer are available for purchase by new investors or by Target Fund shareholders who own Class B Shares or Legacy Class B Shares in existing accounts. Investors purchasing Class A, Premier and Institutional Shares may purchase shares by writing to SFIMC, by telephone, by the Internet or by automatic investing. Investors purchasing Class R-1, Class R-2 and Class R-3 Shares may purchase shares through their respective plan sponsor or administrator. Target Fund shares may be purchased at their respective offering prices, which is NAV per share plus any applicable sales charge. The NAV for the Target Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern time), on each day when the NYSE is open for business. Orders to purchase shares must be received by 4:00 p.m., Eastern time to get that day’s NAV. All purchases of Class A and Premier Shares are subject to the sales charge, unless they qualify for a sales charge reduction or waiver programs. Investors also may purchase Class A and Premier Shares without an initial sales charge if they purchase $500,000 or more of such shares. Institutional, Class R-1, Class R-2 and Class R-3 Shares do not impose initial or contingent deferred sales charges.

Redeeming Shares. Shareholders may redeem Target Fund shares on any day the NYSE is open for regular trading by sending a written request, by telephone, by fax, by Internet, by using SFIMC’s systematic withdrawal program, or by exchanging into another fund. If redeeming through the systematic withdrawal program, a shareholder may have a specified dollar amount withdrawn from the shareholder’s account, payable to the shareholder or to another designated payee on a monthly, quarterly, semiannual or annual basis. For an investment of $500,000 or more in Class A and Premier Shares of the Target Fund, a CDSC is charged if shares are redeemed within 12 months following their purchase at the rate of 0.5% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of the shares. Class B and Legacy Class B shares were offered at NAV without an initial sales charge, but they are subject to a CDSC as set forth in the applicable schedule below:

Class B Shares CDSC Schedule
CDSC Applicable in the Year of Redemption After Purchase*
First	Second	Third	Fourth	Fifth	Sixth	Seventh	Eighth
5.00%	4.25%	3.50%	2.75%	2.00%	1.00%	0.00%	0.00%
Legacy Class B Shares CDSC Schedule
CDSC Applicable in the Year of Redemption After Purchase*
First	Second	Third	Fourth	Fifth	Sixth	Seventh	Eighth
3.00%	2.75%	2.75%	2.50%	2.00%	1.00%	0.00%	0.00%

*

No CDSC is paid on an exchange of shares, nor is one paid on the sale of shares received as a reinvestment of dividends or capital gains distribution. Class B and Legacy Class B Shares will convert to Class A or Premier Shares, depending upon the value of the account and related accounts at the time of conversion, after a full eight years, thus reducing future expenses associated with owning those shares.

The Target Fund will redeem shares at the Fund’s NAV next determined after receipt by the Target Fund of a proper request for redemption. Receipt of an order in proper form means Management Corp. has received complete redemption instructions from the shareholder. Any applicable CDSC will be deducted from the redemption proceeds.

With respect to Class R-1, Class R-2 and Class R-3 Shares, shareholders should refer to documents provided by their plan sponsor or administrator for information relating to redeeming Target Fund shares.

Exchanging Shares. Shareholders may exchange their Target Fund shares for shares of the same class of another fund without a sales charge. Target Fund shares may be exchanged in writing, by telephone and by the Internet. An exchange will be effective on the day a shareholder’s request is received, if it is received by Management Corp. before the Target Fund calculates its NAV on that day. A request received after the time the NAV is calculated will be effective at the next calculated NAV. The Target Fund calculates its NAV as of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern time) each day the NYSE is open for business. You have to meet the minimum investment requirements of the Target Fund into which you are exchanging.

With respect to Class R-1, Class R-2 and Class R-3 Shares, shareholders should refer to documents provided by their plan sponsor or administrator for information relating to exchanging Target Fund shares.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in the Funds, followed by a description of the fundamental investment restrictions of the Funds. In addition, this section provides comparative performance charts and tables and information regarding management of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, redemption, exchange and valuation of shares and market timing policies.

Principal Investment Risks

Although the Target Fund and the Acquiring Fund are both funds-of-funds, because the Funds differ with regards to certain investment strategies, some of their investment risks will be different. The principal risks of each Fund that are disclosed in its Prospectus are set out in the table below.

Risk	Target Fund	Acquiring Fund

Affiliated Fund Risk	—	Principal Risk

Allocation Risk	—	Principal Risk

Credit Risk	Principal Risk	See “Debt Securities Risk”
Commodities Related Investments Risks	—	Principal Risk

Debt Securities Risk	See “Interest Rate Risk and Call Risk,” “Credit Risk” and “Income Risk”	Principal Risk

Derivatives Risk	—	Principal Risk

Emerging Markets Risk	—	Principal Risk

Equity Securities Risk	—	Principal Risk

Foreign Investing Risk	Principal Risk	See “Foreign Securities Risk”

Foreign Securities Risk	See “Foreign Investing Risk”	Principal Risk

Income Risk	Principal Risk	See “Debt Securities Risk”

Inflation Risk	Principal Risk	—

Interest Rate Risk and Call Risk	Principal Risk	See “Debt Securities Risk”

Investment Company Securities Risk	Principal Risk	See “Investments in Mutual Funds and ETFs Risk”

Investments in Mutual Funds and ETFs Risk	See “Investment Company Securities Risk”	Principal Risk

Junk Bonds Risk	—	Principal Risk

Liquidity Risk	Principal Risk	—

Leverage Risk	—	Principal Risk

Management Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk and Selection Risk	See “Market Risk” and “Management Risk”	Principal Risk

Prepayment and Extension Risk	Principal Risk	See “Debt Securities Risk”

Real Estate Related Securities Risk	—	Principal Risk

Small and Mid-Capitalization Company Risk	—	Principal Risk

Combined Fund

Risk is inherent in all investing. The value of your investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Combined Fund.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus for your applicable share class, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference. For purposes of the remainder of this section, the term “BlackRock” refers to “BAL.”

Affiliated Fund Risk—In managing the Combined Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to BlackRock by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Combined Fund and is legally obligated to act in the Combined Fund’s best interests when selecting underlying funds. If an underlying fund holds interests in an affiliated fund, the Combined Fund may be prohibited from purchasing shares of that underlying fund.

Allocation Risk—The Combined Fund’s ability to achieve its investment goal depends upon BlackRock’s skill in determining the Combined Fund’s strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions.

Commodities Related Investments Risks—Exposure to the commodities markets may subject the Combined Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Debt Securities Risk—Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Combined Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Combined Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Combined Fund’s investments will not affect interest income derived from instruments already owned by the Combined Fund, but will be reflected in the Combined Fund’s net asset value. The Combined Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Combined Fund management. To the extent the Combined Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Combined Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Combined Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Combined Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Combined Fund’s performance.

•

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Combined Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Combined Fund may have to invest the proceeds in securities with lower yields.

Derivatives Risk—The Combined Fund’s use of derivatives may increase its costs, reduce the Combined Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk—Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Combined Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk—Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Liquidity Risk—The possible lack of a liquid secondary market for derivatives and the resulting inability of the Combined Fund to sell or otherwise close a derivatives position could expose the Combined Fund to losses and could make derivatives more difficult for the Combined Fund to value accurately.

•	Valuation Risk—Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk—Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Combined Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk—Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Combined Fund realizes from its investments.

•

Regulatory Risk—Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Combined Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Combined

Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Combined Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Combined Fund of trading in these instruments and, as a result, may affect returns to investors in the Combined Fund.

Emerging Markets Risk—Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Foreign Securities Risk—Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Combined Fund will lose money. These risks include:

•

The Combined Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Combined Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Investments in Mutual Funds and ETFs Risk—The Combined Fund’s investments are concentrated in underlying BlackRock funds, so the Combined Fund’s investment performance is directly related to the performance of the underlying funds. The Combined Fund may also directly invest in ETFs. The Combined Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Combined Fund will entail more direct and indirect costs and expenses than a direct investment in the underlying funds and ETFs. For example, the Combined Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the underlying funds and ETFs.

Junk Bonds Risk—Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Combined Fund.

Leverage Risk—Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Combined Fund to greater risk and increase its costs. The use of leverage may cause the Combined Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Combined Fund’s portfolio will be magnified when the Combined Fund uses leverage.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Combined Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Combined Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Real Estate Related Securities Risk—The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Combined Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Combined Fund will be particularly subject to the risks associated with that area or property type.

Small and Mid-Capitalization Company Risk—Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Fundamental Investment Restrictions

The Funds have some similar and some differing fundamental investment restrictions. A complete list of each Fund’s fundamental investment restrictions is located in Appendix I. Generally, each Fund has a fundamental investment restriction limiting its ability to: (i) issue senior securities; (ii) borrow money; (iii) act as an underwriter of securities; (iv) make loans; (v) purchase or sell real estate; (vi) purchase or sell commodities or commodities contracts; and (vii) invest more than 25% of its total assets in a particular industry.

For purposes of this section and only with respect to the Acquiring Fund, references to the “1940 Act” include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

Each of the Target Fund and the Acquiring Fund has also adopted certain non-fundamental investment restrictions, as listed in Appendix I, which may be changed by the Target Board or the Acquiring Board, respectively, without shareholder approval. Following completion of the Reorganization, the Combined Fund will have the same fundamental and non-fundamental investment restrictions as the Acquiring Fund, and BAL will manage the Combined Fund as investment manager pursuant to these investment restrictions.

Although the Funds’ fundamental investment restrictions are similar, there are some differences. A discussion of the relevant differences follows.

Though each Fund has a fundamental investment restriction regarding the issuance of senior securities, they differ. The Target Fund may not issue senior securities except to the extent that the activities permitted pursuant to its fundamental investment restrictions with respect to borrowing and commodities may be deemed to give rise to a senior security. The Acquiring Fund may not issue senior securities; however, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security.

Each Fund has a fundamental investment restriction that limits its ability to borrow money, although they differ. The Target Fund may not borrow money, except that, for temporary purposes, it may: (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The Acquiring Fund, on the other hand, may not borrow money or pledge its assets, except that the Acquiring Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The Acquiring Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of the Acquiring Fund’s restriction on borrowing money, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be a borrowing or a pledge of assets. Unlike the Target Fund, the Acquiring Fund may borrow money for other than temporary purposes.

Each Fund has a fundamental investment restriction that limits its ability to purchase or sell commodities, although they differ. The Target Fund may not purchase or sell commodities or commodity contracts, except that the Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities. The Acquiring Fund may not purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options. In addition, the Acquiring Fund may not purchase or sell commodities except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options, to the extent permitted by applicable law.

Each Fund has a fundamental investment restriction with respect to concentration, though each Fund’s exceptions differ. The Target Fund may not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Acquiring Fund may not purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) the Fund may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more investment companies; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

The Target Fund has a fundamental investment restriction that prohibits it from investing in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper. The Acquiring Fund does not have a similar fundamental investment restriction. In connection with the Reorganization, Target Fund shareholders are being asked to eliminate this fundamental investment restriction of the Target Fund. See “Proposal 2—To Approve the Elimination of the Target Fund’s Fundamental Investment Restriction on Investments.”

The Acquiring Fund has several fundamental investment restrictions that the Target Fund does not have. Pursuant to these fundamental investment restrictions, the Acquiring Fund may not:

•

Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

•

Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies, to the extent permitted by applicable law.

•	Purchase securities of companies for the purpose of exercising control.

•

Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Acquiring Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Performance Information

Target Fund

The following bar chart and table illustrate the risks of investing in the Target Fund. The bar chart shows changes in the Target Fund’s returns year to year. The information in the bar chart relates to Premier shares. Sales charges or loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Target Fund’s average annual total returns, which reflect the deduction of the maximum sales charges or loads, for the periods listed to measures of market performance. This information is intended to help you assess the variability of Target Fund returns over the periods listed. The Target Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Target Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

The measures of market performance used for the table include the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and a blended benchmark. SFIMC computes the blended benchmark using 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

ANNUAL TOTAL RETURNS

State Farm Equity and Bond Fund

Premier Shares

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 8.42% (quarter ended September 30, 2009) and the lowest return for a quarter was -13.81% (quarter ended December 31, 2008).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
Premier Shares (formerly known as Legacy Class A Shares)
Return Before Taxes	9.62%	8.92%	5.27%
Return After Taxes on Distributions	8.14%	8.04%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares	6.23%	6.81%	3.91%
Legacy Class B Shares Return Before Taxes	12.07%	9.35%	5.47%
Class A Shares Return Before Taxes	9.47%	8.86%	5.24%
Class B Shares Return Before Taxes	10.09%	9.11%	5.30%
Class R-1 Shares	15.08%	9.67%	5.47%
Class R-2 Shares	15.20%	9.88%	5.66%
Class R-3 Shares	15.26%	10.16%	5.96%
Institutional Shares Return Before Taxes	15.33%	10.24%	6.03%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)	14.21%	10.13%	6.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%

After-tax returns for the Target Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Premier shares only, and the after-tax returns for Class A, Class B, Legacy Class B, Class R-1, Class R-2, Class R-3 and Institutional shares will vary.

Acquiring Fund

The information shows you how the Acquiring Fund’s performance has varied year by year and provides some indication of the risks of investing in the Acquiring Fund. The Acquiring Fund’s returns prior to June 3, 2015 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “BlackRock Growth Prepared Portfolio.” The table compares the Acquiring Fund’s performance to that of the MSCI All Country World Index (the “MSCI ACWI Index”) and a customized weighted index comprised of the returns of the MSCI ACWI Index (42%), MSCI USA Index (18%) and Bloomberg Barclays U.S. Universal Index (40%).

To the extent that dividends and distributions have been paid by the Acquiring Fund, the performance information for the Acquiring Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Acquiring Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Acquiring Fund’s returns would have been lower. Updated information on the Acquiring Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at 800-882-0052.

ANNUAL TOTAL RETURNS

BlackRock 60/40 Target Allocation Fund

Investor A Shares

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 14.65% (quarter ended September 30, 2009) and the lowest return for a quarter was -17.66% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2018 was -0.23%.

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
Investor A Shares
Return Before Taxes	8.35%	8.49%	4.92%
Return After Taxes on Distributions	7.31%	7.08%	4.07%
Return After Taxes on Distributions and Sale of Fund Shares	5.01%	6.38%	3.73%
Institutional Shares Return Before Taxes	14.68%	10.04%	5.87%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	23.97%	10.80%	4.65%
MSCI ACWI Index (42%); MSCI USA Index (18%); Bloomberg Barclays U.S. Universal Index (40%) (reflects no deduction for fees, expenses or taxes)	15.24%	8.24%	5.51%

After-tax returns for the Acquiring Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Institutional Shares will vary.

Combined Fund

The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

SFIMC, located at One State Farm Plaza, Bloomington, Illinois 61710-0001, serves as the investment adviser, transfer agent and dividend disbursing agent for the Target Fund and other mutual funds in the State Farm family of mutual funds. Subject to the supervision of the Target Board, SFIMC is responsible for providing investment advisory and administrative services to the Target Fund, overseeing the day-to-day operations and business affairs of the Target Trust, and monitoring the performance of the sub-advisers to the Target Fund. SFIMC is wholly owned by State Farm Mutual Automobile Insurance Company (previously defined as “SFMAIC”). SFIMC has been providing investment advisory, administrative and transfer agency services to registered investment companies since 1967. As of June 30, 2018, SFIMC had $23.000 billion in assets under management.

Each of Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) serves as a sub-adviser to the State Farm Equity Fund of the Target Trust, which is an underlying fund of the Target Fund. Bridgeway and Westwood each manages approximately one-half of the State Farm Equity Fund’s portfolio. Bridgeway is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046. Bridgeway was formed in 1993. Bridgeway is an investment management firm that uses a statistically driven approach to create investment portfolios for its institutional and mutual fund clients. Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood was founded in 1983. Westwood is a fundamental investment management firm that employs a bottom-up, value-based stock selection strategy to construct portfolios designed to generate superior risk-adjusted returns for its institutional and mutual fund clients. As of June 30, 2018, Bridgeway and Westwood had approximately $9.957 billion and $21.60 billion in assets under management, respectively.

Information about the portfolio managers of the State Farm Equity Fund and the State Farm Bond Fund, the underlying funds of the Target Fund, is listed below.

Adviser	Name	Title	Length of Service
Equity Fund

Bridgeway	John Montgomery	Chief Information Officer, Portfolio Manager	Since 2008

	Elena Khoziaeva	Portfolio Manager	Since 2008

	Michael Whipple	Portfolio Manager	Since 2008

Westwood	Mark Freeman	Chief Investment Officer	Since 2008

	Matt Lockridge	Senior Vice President and Research Analyst	Since 2012

	Scott Lawson	Vice President and Senior Research Analyst	Since 2008

	Varun Singh	Vice President and Senior Research Analyst	Since 2013

Bond Fund

SFIMC	John Malito	Assistant Vice President—State Farm Investment Management Corp.; Investment Professional—State Farm Mutual Automobile Insurance Company	Since 2016

	Lisa Rogers	Assistant Vice President—State Farm Investment Management Corp.; Investment Executive—State Farm Mutual Automobile Insurance Company	Since 2016

BAL, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to the Acquiring Fund and manages the Acquiring Fund’s investments and its business operations subject to the oversight of the Acquiring Board. While BAL is ultimately responsible for the management of the Acquiring Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BAL is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). BAL and its affiliates had approximately $6.299 trillion in investment company and other portfolio assets under management as of June 30, 2018.

Information about the portfolio manager of the Acquiring Fund is listed below.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Gates, CFA	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2015	Managing Director of BlackRock, Inc. since 2009; portfolio manager and member of BlackRock’s Multi-Asset Strategies Group since 2012; lead portfolio manager for US strategic and income models since 2011; employee of BlackRock, Inc. and legacy Barclays Global Investors since 1999.

Mr. Gates will be the portfolio manager of the Combined Fund following the Reorganization. The Acquiring Fund’s Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed by such manager and such manager’s ownership of securities in the Acquiring Fund and other funds managed by BAL.

Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BAL, BRIL and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the 1940 Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants in the period beginning one year prior to the filing of the lawsuit and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

Investment Advisory and Management Agreements

Target Fund

The Target Trust, on behalf of the Target Fund, has entered into an investment advisory and management services agreement with SFIMC (the “Target Fund Management Agreement”). Pursuant to the Target Fund Management Agreement, the Target Fund does not pay SFIMC a fee for its investment advisory services.

SFIMC has agreed to reimburse a share class of the Target Fund if, and to the extent, that the total annual operating expenses of that share class exceed the percentage of average net assets indicated in the table below. The percentages in the table below assume current net operating expenses of the share class of the Target Fund as reflected in the Target Fund’s fee table in this Combined Prospectus/Proxy Statement, excluding Acquired Fund Fees and Expenses (if any) shown in the Target Fund’s fee table in this Combined Prospectus/Proxy Statement. With any increase or decrease in the percentage rate of the 12b-1 fee assessed for a share class of the Target Fund, the expense reimbursement threshold for that share class of the Target Fund will increase or decrease by a corresponding percentage rate amount. For instance, if the percentage rate of the 12b-1 fee assessed for a share class of the Target Fund increases 0.05%, the expense reimbursement threshold for that share class of the Target Fund similarly will increase by 0.05%. SFIMC may not discontinue this agreement to reimburse the Target Fund before April 30, 2019 without the consent of the Target Board.

Expense Reimbursement Threshold(1)
Class A Shares	0.25%
Class B Shares	0.95%
Premier Shares	0.15%
Legacy Class B Shares	0.65%
Institutional Shares	None
Class R-1 Shares	0.57%
Class R-2 Shares	0.37%
Class R-3 Shares	0.07%

(1)

SFIMC has agreed not to be paid an investment advisory and shareholder services fee for performing services for the Target Fund. Nevertheless, SFIMC receives investment advisory and shareholder service fees for performing these services for the State Farm Equity Fund and the State Farm Bond Fund in which the Target Fund invests. SFIMC has agreed to reimburse the Target Fund for all expenses directly incurred by the Target Fund except shareholder services fees paid by the Target Fund, 12b-1 distribution fees and acquired fund fees and expenses. SFIMC may not discontinue this agreement to reimburse the Target Fund before April 30, 2019, without the consent of the Target Board.

A discussion of the basis for the Target Board’s most recent approval of the Target Fund Management Agreement and the investment sub-advisory agreements is available in the Target Fund’s semi-annual shareholder report for the six-month period ended June 30, 2017.

Acquiring Fund

The Acquiring Trust, on behalf of the Acquiring Fund, has entered into an investment advisory agreement with BAL (the “Acquiring Fund Management Agreement,” and together with the Target Fund Management Agreement, the “Management Agreements” and each, a “Management Agreement”). The Acquiring Fund does not pay BAL a fee for its investment advisory services.

BAL has contractually agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any) of each share class of the Acquiring Fund at the levels shown below. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BAL has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

BAL has contractually (fixed-term and perpetually) agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in columns (1) and (2), respectively, of the following table.

	(1) Fixed-term Contractual Caps on Total Annual Fund Operating Expenses(1) (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)(2)	(2) Perpetual Contractual Caps(3)
Investor A Shares	0.43%	1.45%
Institutional Shares	0.09%	1.07%

(1)	As a percentage of average daily net assets and based on current fees.

(2)

The contractual caps for the Acquiring Fund are in effect through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(3)

The contractual agreement is perpetual and has no effective termination date, but may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

With respect to the contractual agreements to cap net expenses, if during the Acquiring Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from BAL, are less than the current expense limit for that share class, the share class is required to repay BAL up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either (x) the current expense limit of that share class or (y) the expense limit of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that: (i) the Acquiring Fund of which the share class is a part has more than $50 million in assets and (ii) BAL or an affiliate serves as the Acquiring Fund’s manager or administrator. This repayment applies only to the contractual caps on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

A discussion of the basis for the Acquiring Board’s most recent approval of the Acquiring Fund Management Agreement is available in the Acquiring Fund’s annual report to shareholders for the fiscal year ended September 30, 2017.

Combined Fund

The Acquiring Fund Management Agreement will remain in place following the Reorganization and the Combined Fund will not pay BAL a fee for its investment advisory services under the Acquiring Fund Management Agreement. In addition, the contractual expense caps of the Combined Fund will be identical to the current contractual expense caps applicable to the Acquiring Fund, and these contractual expense caps will be extended through January 31, 2021, effective upon the closing of the Reorganization.

BAL will manage the Combined Fund as investment manager, pursuant to the Acquiring Fund Management Agreement. The principal terms of each of the Management Agreements are described below.

Terms of the Management Agreements.

Pursuant to the Target Fund Management Agreement, SFIMC: (1) acts as the Target Fund’s investment adviser; (2) manages the Target Fund’s investments; (3) administers the Target Fund’s business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Target Trust, without compensation from the Target Trust, if duly elected or appointed.

The Target Fund Management Agreement may be continued beyond its current term only so long as such continuance is specifically approved at least annually by the Target Board or by vote of a majority of the outstanding shares of the Target Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Target Trust, cast in person at a meeting called for the purpose of voting on such approval. The Target Fund Management Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party.

The Acquiring Fund Management Agreement generally provides, among other things, that, subject to the supervision of the Acquiring Board, BAL will (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Acquiring Fund’s assets and (ii) provide a continuous investment program for the Acquiring Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Acquiring Fund and may vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the Acquiring Fund. BAL will determine from time to time what securities and other investments will be purchased, retained or sold by the Acquiring Fund and will place the daily orders for the purchase or sale of securities. BAL will provide the services rendered by it under the Acquiring Fund Management Agreement in accordance with the Acquiring Fund’s investment objective, policies and restrictions as stated in the Acquiring Fund’s registration statement and the resolutions of the Acquiring Board.

The Acquiring Fund Management Agreement continues in effect with respect to the Acquiring Fund for successive annual periods, provided such continuance is specifically approved at least annually by vote of a majority of those members of the Acquiring Board who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and by the Acquiring Board or by vote of a majority of the outstanding voting securities of the Acquiring Fund. The Acquiring Fund Management Agreement may be terminated with respect to the Acquiring Fund at any time, without the payment of any penalty, by the Acquiring Trust (by vote of the Acquiring Board or by vote of a majority of the outstanding voting securities of the Acquiring Fund), or by BAL on 60 days’ written notice. The Acquiring Fund Management Agreement will immediately terminate in the event of its assignment.

Administration Agreements

Target Fund. SFIMC provides both investment advisory and administrative services to the Target Fund under the Target Fund Management Agreement, as is noted above in the section entitled “Investment Advisory and Management Agreements.” The Target Fund does not pay SFIMC for these services; rather, SFIMC receives fees for performing such services for the State Farm Equity Fund and the State Farm Bond Fund in which the Target Fund invests.

The Target Trust, on behalf of the Target Fund, has entered into a shareholder services agreement (the “Shareholder Services Agreement”) with SFIMC. Pursuant to the terms of the Shareholder Services Agreement, SFIMC provides information, assistance and administrative services for the benefit of the Target Trust and its shareholders. Such services and assistance may include, but are not limited to, maintaining shareholder accounts and records, answering inquiries regarding the Target Trust and its features, assisting shareholders with shareholder transactions, assisting in the processing of purchase and redemption transactions, assisting shareholders in changing dividend and investment options, account designations and addresses, and such other services as the Target Trust may reasonably request. SFIMC has agreed not to be paid a shareholder services fee for performing services for Class A, Class B, Premier, Legacy Class B and Institutional Shares of the Target Fund, and receives 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 Shares of the Target Fund. However, SFIMC receives fees for performing such services for the State Farm Equity Fund and State Farm Bond Fund in which the Target Fund invests.

Acquiring Fund. The Acquiring Trust, on behalf of the Acquiring Fund, has entered into an administration agreement (the “Acquiring Fund Administration Agreement”) with BAL, as administrator. Pursuant to the terms of the Acquiring Fund Administration Agreement, BAL has agreed to maintain office facilities for the Acquiring Fund; furnish the Acquiring Fund with clerical, bookkeeping and administrative services; oversee the determination and publication of the Acquiring Fund’s net asset value; oversee the preparation and filing of Federal, state and local income tax returns; prepare certain reports required by regulatory authorities; calculate various contractual expenses; determine the amount of dividends and distributions available for payment by the Acquiring Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; provide Acquiring Fund service providers with such information as is required to effect the payment of dividends and distributions; and serve as liaison with the Acquiring Trust’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in.

Under the Acquiring Fund Administration Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, pays to BAL a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.0425% of the first $500 million of the Acquiring Fund’s average daily net assets, 0.040% of the next $500 million of the Acquiring Fund’s average daily net assets, 0.0375% of the next $1 billion of the Acquiring Fund’s average daily net assets, 0.035% of the next $2 billion of the Acquiring Fund’s average daily net assets, 0.0325% of the next $9 billion of the Acquiring Fund’s average daily net assets and 0.030% of the average daily net assets of the Acquiring Fund in excess of $13 billion and (ii) 0.020% of average daily net assets allocated to each class of shares of the Acquiring Fund.

The Acquiring Trust and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agents for the Acquiring Trust with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Target Fund.

In addition, the Acquiring Trust, on behalf of the Acquiring Fund, has entered into a shareholders’ administrative services agreement (the “Shareholders’ Administrative Services Agreement”) with BAL. Pursuant to the terms of the Shareholders’ Administrative Services Agreement, BAL provides certain shareholder liaison services in connection with the Acquiring Trust’s investor service center. The Acquiring Trust, on behalf of the Acquiring Fund, reimburses BAL for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses.

Combined Fund. Each of the Acquiring Fund Administration Agreement and the Shareholders’ Administrative Services Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the fee rates of the Combined Fund under the Acquiring Fund Administration Agreement and the Shareholders’ Administrative Services Agreement will be identical to the current fee rates applicable to the Acquiring Fund.

Other Service Providers

	Target Fund	Acquiring Fund
Distributor	State Farm VP Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	JPMorgan Chase Bank, N.A. 4 New York Plaza, 15th Floor New York, New York 10004	The Bank of New York Mellon One Wall Street New York, New York 10286
Transfer Agent	State Farm Investment Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Accounting Services Provider	State Farm Investment Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP One North Wacker Chicago, Illinois 60606	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116
Fund Counsel	Stradley Ronon Stevens & Young, LLP 191 North Wacker Drive, Suite 1601 Chicago, Illinois 60606	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099

Combined Fund. Effective upon the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributors; Distribution and Service Fees

State Farm VP Management Corp. (previously defined as “Management Corp.”), One State Farm Plaza, Bloomington, Illinois 61710-0001, serves as the principal underwriter and distributor for the continuous offering of shares of the Target Fund. Management Corp. is a registered broker-dealer, a member of the Financial Industry Regulatory Authority and a wholly owned subsidiary of SFIMC.

BlackRock Investments, LLC (previously defined as “BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BAL, acts as the Acquiring Fund’s distributor and will act as distributor for the Combined Fund effective upon the closing of the Reorganization.

Certain share classes of the Target Fund are subject to annual 12b-1 distribution and/or service fees at the following rates, expressed as a percentage of the Target Fund’s average daily net assets attributable to the share class:

Share Class	Annual 12b-1 Distribution Fee Rate	Annual 12b-1 Service Fee Rate
Class A Shares[1]	0.25%	None
Class B Shares[1]	0.75%	0.20%
Premier Shares[1]	0.25%	None
Legacy Class B1	0.65%	None
Class R-1 Shares[1]	0.50%	None
Class R-2 Shares[1]	0.30%	None
Class R-3 Shares[2]	None	None
Institutional Shares[2]	None	None

[1]	Shareholders of Class A, Class B, Premier, Legacy Class B, Class R-1 and Class R-2 Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

[2]	Shareholders of Class R-3 and Institutional Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

Effective for transactions occurring on or after April 1, 2017, Management Corp. will waive receipt of all sales charges disclosed in this Combined Prospectus/Proxy Statement, and no sales charges disclosed in this Combined Prospectus/Proxy Statement will apply to transactions occurring on or after April 1, 2017. Effective April 1, 2017 and thereafter, Management Corp. will waive receipt of all Rule 12b-1 Distribution and Service fees disclosed in this Combined Prospectus/Proxy Statement, and no Rule 12b-1 Distribution and Service fees will apply on or after April 1, 2017. Management Corp. will discontinue waiving receipt of sales charges and Rule 12b-1 Distribution and Service fees if and when Management Corp. permits its registered representatives to resume their sales and servicing roles with respect to Target Fund shares and Target Fund shareholders. However, if you purchase shares of the Combined Fund after the closing of the Reorganization, all applicable sales charges and/or CDSCs will apply to such purchases and/or redemptions of such shares in the Combined Fund.

The share classes of the Acquiring Fund are subject to annual distribution fees and/or service fees at the following rates, expressed as a percentage of the Acquiring Fund’s average daily net assets attributable to the share class:

Share Class	Annual Distribution Fee Rate	Annual Service Fee Rate
Investor A Shares[1]	None	0.25%
Institutional Shares[2]	None	None

[1]	Shareholders of Class A, Class B, Premier, Legacy Class B, Class R-1 and Class R-2 Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

[2]	Shareholders of Class R-3 and Institutional Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

The Acquiring Fund also offers Investor C Shares, Class R Shares and Class K Shares. These share classes will not be issued in the Reorganization.

Combined Fund. Effective upon the closing of the Reorganization, the distribution and service fees of the Combined Fund will be the same as the distribution and service fees of the Acquiring Fund. Accordingly, the distribution and service fees of each Target Fund share class will be the same as the distribution and service fees of its corresponding share class of the Combined Fund, with the following exceptions:

If you are a shareholder of the following class of the Target Fund	The following differences in Combined Fund distribution and service fees will apply
Class A Shares[1]	Subject to a lower distribution fee, a higher service fee, but same fees (distribution and service) in the aggregate
Class B Shares[2]	Subject to a lower distribution fee, a higher service fee, but lower fees (distribution and service) in the aggregate
Premier Shares[3]	Subject to a lower distribution fee, a higher service fee, but same fees (distribution and service) in the aggregate
Legacy Class B Shares[4]	Subject to a lower distribution fee, a higher service fee, but lower fees (distribution and service) in the aggregate
Class R-1 Shares[5]	Subject to a lower distribution fee, a higher service fee, but lower fees (distribution and service) in the aggregate
Class R-2 Shares[6]	Subject to a lower distribution fee, a higher service fee, but lower fees (distribution and service) in the aggregate
Class R-3 Shares[7]	Subject to the same distribution and service fees
Institutional Shares[8]	Subject to the same distribution and service fees

[1]	Shareholders of Class A Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

[2]	Shareholders of Class B Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

[3]	Shareholders of Premier Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

[4]	Shareholders of Legacy Class B Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

[5]	Shareholders of Class R-1 Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

[6]	Shareholders of Class R-2 Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

[7]	Shareholders of Class R-3 Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

[8]	Shareholders of Institutional Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

Dividends and Distributions

The Target Fund will declare and pay dividends and capital gain distributions, if any, at least annually. All dividends and capital gain distributions from the Target Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless the shareholder previously elected to receive dividends and distributions in cash.

The Acquiring Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. The Acquiring Fund may also pay a special distribution at the end of the calendar year to comply with U.S. federal income tax requirements. Dividends may be reinvested automatically in shares of the Acquiring Fund at net asset value without a sales charge or may be taken in cash.

Effective upon the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund. Shares received by the Target Fund in the Reorganization will be valued as of the Valuation Time (as defined below), after the declaration and payment of dividends and distributions.

Purchase, Redemption, Exchange and Valuation of Shares

Shareholders should refer to the Acquiring Fund Prospectus for their applicable share class (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of each applicable share class of the Acquiring Fund, which policies and procedures will be the same for its corresponding share class of the Combined Fund, respectively, effective upon the closing of the Reorganization.

Purchasing Shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investors may purchase Acquiring Fund shares either through their financial intermediary or directly through the Acquiring Fund by phone, mail or Internet. The Acquiring Fund limits Internet purchases in shares of the Fund to $25,000 per trade; different maximums may apply to certain institutional investors. Acquiring Fund shares may be purchased at NAV, subject to any applicable sales charges. The Acquiring Fund’s NAV is calculated each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The price of Acquiring Fund shares is based on the next calculation of the Acquiring Fund’s NAV after an order is placed. Any purchase orders placed prior to the close of business on the NYSE (generally 4:00 p.m. Eastern time) will be priced at NAV determined that day, and subject to any applicable sales charges. Purchase orders placed after that time will be priced at NAV determined on the next business day, and subject to any applicable sales charges.

Investor A Shares of the Acquiring Fund have a $1,000 minimum initial investment requirement for all accounts, except the minimum initial investment requirement is $50, if the investor is establishing an automatic investment plan. There is no minimum initial investment requirement for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs). There is no minimum initial investment requirement for certain fee-based programs. There is a $50 minimum additional investment requirement for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum). The minimums for additional purchases may be waived under certain circumstances.

Institutional Shares of the Acquiring Fund are available to only certain investors, which include:

•

Individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts, who may purchase shares of the Acquiring Fund through a financial intermediary that has entered into an agreement with the distributor to purchase such shares.

•

Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Acquiring Fund through a financial intermediary that has entered into an agreement with the distributor to purchase such shares.

•	Employees, officers and directors/trustees of BlackRock or its affiliates and immediate family members of such persons, if they open an account directly with BlackRock.

•	Participants in certain programs sponsored by BAL or its affiliates or other financial intermediaries.

•

Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Acquiring Fund’s distributor to offer Institutional Shares, and the family members of such persons.

•

Clients investing through financial intermediaries that have entered into an agreement with the Acquiring Fund’s distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Acquiring Fund.

Institutional Shares of the Acquiring Fund have no minimum initial investment requirement for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Acquiring Fund through a financial intermediary that has entered into an agreement with the Acquiring Fund’s distributor to purchase such shares. There is also no minimum initial investment requirement for clients of financial intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Acquiring Fund’s distributor to offer Institutional Shares through a no-load program or investment platform. There is a $2 million minimum initial investment requirement for individuals and Institutional Investors. There is a $1,000 minimum initial investment requirement for clients investing through financial intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Acquiring Fund, and for tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Acquiring Fund’s distributor to offer Institutional Shares, and the family members of such persons. Institutional Shares do not have a minimum additional investment requirement.

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by an investor’s financial intermediary, but in no event later than 4:00 p.m. (Eastern time) on the second business day (in the case of Investor A Shares) or the first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and the investor and the financial intermediary will be responsible for any loss to the Acquiring Fund.

For shares purchased directly from the Acquiring Fund, a check payable to “BlackRock Funds” which bears the name of the Acquiring Fund must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Acquiring Fund does not accept third-party checks. An investor may also wire Federal funds to the Acquiring Fund to purchase shares, but the investor must call (800) 441-7762 before doing so to confirm the wiring instructions.

Redeeming Shares. Shareholders may redeem Acquiring Fund shares through their financial intermediary or directly through BlackRock by phone, mail or Internet. The Acquiring Fund does not charge redemption fees. Acquiring Fund shares are redeemed at NAV, which is calculated each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The price of Acquiring Fund shares is based on the next calculation of the Acquiring Fund’s NAV after an order is placed. For a redemption request to be priced at NAV on the day of the request, shareholders must submit the request prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at NAV at the close of business on the next business day.

A shareholder can make redemption requests through the shareholder’s financial intermediary. Shareholders should indicate whether they are redeeming Investor A or Institutional Shares. Certain financial intermediaries may charge a fee to process a redemption of shares. Regardless of the method the Acquiring Fund uses to make payment of redemption proceeds (check, wire or automated clearing house (“ACH”)), redemption proceeds typically will be sent one to two business days after the redemption request is submitted, but in any event, within seven days. The Acquiring Fund may reject an order to sell shares under certain circumstances.

For shares of the Acquiring Fund held directly with BlackRock, shareholder may redeem by telephone, the Acquiring Fund’s automated voice response unit (“VRU”), Internet and writing. If redeeming by telephone, Investor A Shares held directly with BlackRock may be redeemed if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfer. If redeeming by the Acquiring Fund’s VRU service, payment for Investor A Shares redeemed by the VRU service may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. If redeeming by Internet, payment for Investor A Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. The Acquiring Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Acquiring Fund.

Under normal circumstances, the Acquiring Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Acquiring Fund’s portfolio may be comprised of less-liquid investments, the Acquiring Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit it has entered into with a group of lenders, (ii) borrowing from another fund in the BlackRock mutual fund complex pursuant to an interfund lending program, to the extent permitted by the Acquiring Fund’s investment policies and restrictions as set forth in the SAI, and/or (iii) transferring portfolio securities in-kind to you. The Acquiring Fund’s Statement of Additional Information includes more information about the Acquiring Fund’s line of credit and interfund lending program, to the extent applicable.

If the Acquiring Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

When redeeming shares of the Combined Fund received as a result of the Reorganization, the holding period for the Combined Fund shares will be calculated from the date the Target Fund shares were initially purchased by the shareholder.

Exchanging Shares. Investor A Shares and Institutional Shares of the Acquiring Fund are generally exchangeable for shares of the same class of another fund in the BlackRock mutual fund complex. Shareholders can exchange $1,000 or more of Investor A Shares from one fund into the same class of another fund which offers that class of shares (shareholders can exchange less than $1,000 of Investor A Shares if they already have an account in the fund into which they are exchanging). There is no required minimum amount with respect to exchanges of Institutional Shares. Shares are exchanged at NAV.

Investors may only exchange into a share class and fund that are open to new investors or in which the investor has a current account if the fund is closed to new investors.

Some of the funds in the BlackRock mutual fund complex impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to an investor’s original purchase will apply to the shares the investor receives in the exchange and any subsequent exchange.

To exercise the exchange privilege, investors may contact their financial intermediary. Alternatively, if an investor’s account is held directly with BlackRock, the investor may: (i) call (800) 441-7762 and speak with one of BlackRock’s representatives, (ii) make the exchange via the Internet by accessing the investor’s account online at www.blackrock.com, or (iii) send a written request to the Acquiring Fund at the address on the back cover of its Prospectus.

Although there is currently no limit on the number of exchanges that an investor can make, the exchange privilege may be modified or terminated at any time in the future. The Acquiring Fund may suspend or terminate an investor’s exchange privilege at any time for any reason, including if the Acquiring Fund believes, in its sole discretion, that the investor is engaging in market timing activities. For U.S. federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult a tax adviser or other financial intermediary before making an exchange request.

Comparison of Valuation Policies.

Valuation Policies—Acquiring Fund. When you buy Acquiring Fund shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge or redemption fee. The Acquiring Fund calculates the net asset value of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received.

Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Acquiring Fund values fixed-income portfolio securities and non-exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Acquiring Fund’s approved independent third-party pricing services, each in accordance with valuation procedures approved by the Acquiring Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Acquiring Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Acquiring Fund may trade on weekends or other days when the Acquiring Fund does not price its shares. As a result, the Acquiring Fund’s net asset value may change on days when you will not be able to purchase or redeem the Acquiring Fund’s shares. Shares of underlying open-end funds are valued at NAV.

Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Acquiring Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BAL to be reliable, the Acquiring Fund’s investments are valued at fair value. Fair value determinations are made by BAL in accordance with procedures approved by the Acquiring Board. BAL may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BAL believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BAL determines, in its business judgment prior to or at the time of pricing the Acquiring Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Acquiring Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Acquiring Fund’s net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Acquiring Fund’s net asset value.

The Acquiring Fund may accept orders from certain authorized financial intermediaries or their designees. The Acquiring Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Acquiring Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Valuation Policies—Target Fund. The offering price of the shares of the Target Fund is its NAV, plus an initial sales charge on Class A and Premier shares. NAV is calculated by adding all of the assets of the Target Fund, subtracting the Target Fund’s liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of the Target Fund. Each are calculated on the same day and determined as of 4:00 p.m. (Eastern time) on each day the NYSE is open for business.

The NAV for the Target Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern time), on each day when the NYSE is open for business. Shares of the Target Fund will not be priced on days when the NYSE is closed. The Target Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Target Board believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Target Fund’s NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of the Target Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of a shareholder to take advantage of a lag between a significant change in the value of the Target Fund’s holdings and the reflection of that change in the Fund’s NAV.

Money market securities, other than U.S. Treasury securities, that mature within 60 days or less are valued using the amortized cost method, unless the Target Board determines that this does not represent fair value.

Combined Fund—Effective upon the closing of the Reorganization, the Combined Fund’s valuation policies will be those of the Acquiring Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

Acquiring Fund. If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary, the Acquiring Fund and BRIL, or its affiliates, may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Acquiring Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Target Fund. If you purchase shares of a Target Fund through a broker-dealer or other financial intermediary (such as a bank), the Target Fund and its related companies may pay the intermediary for the sale of Target Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Target Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s and Target Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund’s and Target Fund’s Statements of Additional Information, respectively.

Market Timing Trading Policies and Procedures

Acquiring Fund. The Acquiring Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The Acquiring Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Acquiring Fund shares that it determines may be detrimental to the Acquiring Fund or long-term shareholders. If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Acquiring Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. See the Acquiring Fund’s Prospectus—“Account Information—Short-Term Trading Policy.”

Target Fund. The Target Fund is not an appropriate investment for short-term investors who desire to trade the Target Fund frequently in anticipation of, or reaction to, short term market price movement. The Target Trust attempts to identify and discourage market timing because of the possible risks frequent purchases and redemptions present to shareholders and the portfolio management of the Target Fund. Market timing risks include the dilution in value of Target Fund shares held by the Target Fund’s other shareholders; interference with the efficient management of the Target Fund’s portfolio; and increased administrative costs for all Target Fund shareholders. The Target Board has adopted the following policies and procedures to discourage market timing:

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The Target Fund reserves the right to reject any purchase request, including exchanges from other funds within the Target Trust. A purchase request could be rejected due to its timing, amount or history of trading.

•	The Target Fund restricts certain purchases that follow share redemptions.

The documents provided by your plan sponsor or administrator may limit the number of times that you can exchange out of the Target Fund and into another fund within the Target Trust.

See the Target Fund’s Prospectuses—“Excessive Trading/Market Timing.”

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Investor A Shares and Institutional Shares of the Acquiring Fund that are contained in the Acquiring Fund’s Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by Deloitte & Touche LLP. Financial highlights tables for the share classes of the Target Fund may be found in the Target Fund’s Prospectuses, Annual Reports and Semi-Annual Reports, which are available without charge by calling (800) 447-4930 or by writing State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Agreement and Plan of Reorganization (“Reorganization Agreement”) does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

Under the Reorganization Agreement, the Reorganization will consist of: (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Target Fund’s Stated Liabilities (as defined in Appendix II) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Appendix II), of the Acquiring Fund Shares (including fractional shares) by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust. Current shareholders of Class A, Class B, Premier, Legacy Class B, Class R-1 and Class R-2 Shares of the Target Fund will own Investor A Shares of the Combined Fund, and current shareholders of Class R-3 and Institutional Shares of the Target Fund will own Institutional Shares of the Combined Fund. The number of Acquiring Fund Shares that Target Fund shareholders receive will depend on the relative net asset value of the corresponding share class of the Target Fund and the Acquiring Fund computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”), after the declaration and payment of dividends and/or other distributions. Such net asset value will be determined in accordance with the Acquiring Fund’s valuation procedures.

The Target Fund expects to distribute the Acquiring Fund Shares to the shareholders of the Target Fund on or as soon as practicable after the Closing Date. The distribution of the Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed on or as soon as practicable after the Closing Date in accordance with applicable state law and the organizational documents of the Target Trust. Thereafter, the Target Fund will be abolished as a series of the Target Trust under Delaware state law.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization. Each Fund has made certain standard representations and warranties to each other regarding organization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund are conditioned upon, among other things:

•	the approval of the Reorganization Agreement, which provides for the Reorganization, by the Target Board and the Acquiring Board;

•	the approval of the Reorganization Agreement by the Target Fund shareholders;

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the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

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the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

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the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the 1933 Act pertaining thereto;

•	the declaration of a dividend or dividends by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties, either before or after approval thereof by the shareholders of the Target Fund.

The Target Board, including all of the Independent Trustees, recommend that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund (as described more fully in “Reasons for the Reorganization” below).

Reasons for the Reorganization

SFIMC, after a review of the nature and goals of its mutual fund advisory business, determined to reduce the extent of its mutual fund advisory business activities. As a result of this review and in consideration of the nature of the Target Fund’s shareholder base, including the desire for SFMAIC agents to continue to maintain their relationship with those clients/shareholders, SFIMC presented the Target Board with information on possible strategic dispositions within its mutual fund business, including relating to the Target Fund. After considering and evaluating several possible prominent and well-managed mutual fund complexes, SFIMC recommended that the Target Board approve the Reorganization of the Target Fund with and into the Acquiring Fund.

The Target Board discussed and considered matters relating to the proposed Reorganization at meetings held in the fourth quarter of 2017 and the first and second quarters of 2018 (collectively, the “State Farm Merger Evaluation Meetings”). During the course of the State Farm Merger Evaluation Meetings, the Target Board requested, received and discussed information from various parties, including from SFIMC and BAL, regarding (i) the structure, terms and conditions and anticipated timeline of the Reorganization; (ii) the rationale for the Reorganization, as well as comparative data and information with respect to the Target Fund and Acquiring Fund; (iii) the expected impact of the Reorganization on the Target Fund and its shareholders; (iv) BAL’s organization, personnel and affiliates; (v) BAL’s investment philosophy and process; (vi) BAL’s experience in providing investment advisory services to mutual funds; (vii) BAL’s operational, legal and compliance capabilities, as well as its financial conditions and resources; (viii) the services provided by, and BAL’s administration and oversight of, the Acquiring Fund’s third-party service providers; (ix) the key distribution channels and intermediary relationships for the Acquiring Fund; and (x) the composition and governance of the Acquiring Trust’s Board of Trustees (the “Acquiring Board”). The Target Board also received and considered information from counsel to the Independent Trustees regarding the duties of the Target Board in considering the Reorganization. Additionally, the Target Board evaluated the proposed elimination of the Target Fund’s fundamental investment restriction regarding investments in other State Farm investment companies, its potential impact on the Target Fund and its shareholders, and the desirability of eliminating such restriction to align the portfolios of the Target Fund and the Acquiring Fund. During the course of the Target Board’s deliberations, the Independent Trustees were advised by and received assistance from their independent counsel, including in executive sessions. In addition, during several State Farm Merger Evaluation Meetings, the Independent Trustees of the Target Board met with a number of management personnel of BAL, as well as the Chief Compliance Officer of the Acquiring Trust. In addition, the chair of the Acquiring Board and directors/trustees of certain other BlackRock mutual funds advised by BAL or its affiliates also met in person or via videoconference with the entire Target Board.

At the Approval Meeting, the Target Board, including all of the Independent Trustees, unanimously approved the Agreement and Plan of Reorganization and the elimination of the Target Fund’s fundamental investment restriction regarding investments in other registered investment companies and voted to recommend that the shareholders of the Target Fund also approve the Agreement and Plan of Reorganization and the elimination of such fundamental investment restriction. The Target Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Target Board at the Approval Meeting, the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Target Board’s determinations were based on a comprehensive evaluation of the information provided to them. During the review, the Target Board did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, the Target Board considered a number of factors presented at the time of the State Farm Merger Evaluation Meetings, including, but not limited to, the following:

•	The reputation, financial strength and resources of BAL;

•	The investment experience, expertise, personnel, operations and compliance program of BAL and its parent company, BlackRock, Inc.;

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The investment objective and principal investment strategies of the Target Fund are substantially similar or similar to the investment objective and principal investment strategies of the Acquiring Fund, though there are some important differences in the principal investment strategies;

•	The current asset allocation of the Target Fund and the Acquiring Fund;

•	The fundamental and non-fundamental investment restrictions of the Target Fund and the Acquiring Fund;

•	The nature, quality and extent of the services to be provided by BAL to the Combined Fund;

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BAL’s commitment that annual total expense ratio of each share class of the Combined Fund (after waivers and expense reimbursements) will be lower than the annual total expense ratio (after waivers and expense reimbursements) of the applicable share class of the Target Fund until at least January 31, 2021;

•	The features of BAL’s expense recapture program and the anticipated impact of the program, if any, on the Target Fund following the Reorganization;

•	The differences in rights and privileges between the Target Fund’s share classes and the corresponding Acquiring Fund’s share classes;

•	The differences in the front-end sales loads, contingent deferred sales charges (“CDSC”) and 12b-1 fees between the Target Fund’s share classes and the Acquiring Fund’s share classes;

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There is not expected to be any diminution in the nature, quality and extent of services provided to the Combined Fund and its shareholders from the services provided to the Target Fund and its shareholders as a result of the Reorganization, including the transition from the Target Fund’s current service providers to the Acquiring Fund’s service providers;

•	The historical performance records of the Target Fund and the Acquiring Fund;

•	The access to BAL’s and/or BRIL’s distribution channels may create the potential for broader asset growth and a more stable asset base;

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Shareholders of the Target Fund are expected to face no adverse tax consequences as a result of the Reorganization aside from any capital gains distributions resulting from any repositioning of the Target Fund’s portfolio holdings;

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The disposition of all of the holdings of the Target Fund in preparation for the Reorganization and the potential transaction costs relating to the realignment of the Target Fund’s portfolio as a result of the proposed Reorganization;

•	The composition and qualifications of the Acquiring Board;

•	The terms and conditions of the Agreement and Plan of Reorganization;

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All costs associated with the Target Fund’s participation in the proposed Reorganization are expected to be borne by SFIMC or its affiliates as a result of the Target Fund’s expense limitation and/or SFIMC’s agreement that the current shareholders will not bear any costs of the Reorganization (other than any portfolio transaction costs relating to the realignment of the Target Fund’s portfolio with that of the Acquiring Fund prior to and/or after the Reorganization);

•	No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the proposed Reorganization;

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The difference in the corporate structure of the Target Trust, which is a Delaware statutory trust, and the Acquiring Trust, which is a Massachusetts business trust, is not anticipated to negatively affect shareholders; and

•	Possible alternatives to the Reorganization, including the liquidation of the Target Fund.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Target Board, including all of the Independent Trustees, unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. This determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to the Target Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS will not assert, or that a court will not sustain, a position contrary to any of the tax aspects described below. Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each Fund receive an opinion from Dechert LLP, tax counsel to the Acquiring Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

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No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund or upon the distribution of the shares of the Acquiring Fund to shareholders of the Target Fund in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the closing of the tax year of the Target Fund due to the Reorganization or as the result of any transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code.

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No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of the shareholder’s shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

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The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

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The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor, provided the Target Fund shares are held as capital assets at the time of the Reorganization.

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The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization except for any adjustments that may be required to be made as a result of the closing of the tax year of the Target Fund due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Dechert LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Dechert LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion on the tax effects to the Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution or distributions to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

While the portfolio manager of the Acquiring Fund does not anticipate disposing of a material portion of the Target Fund’s holdings following the closing of the Reorganization, he does anticipate requesting the disposition of all of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily due to the fact that the holdings of the Target Fund consist of the shares of the State Farm Equity Fund and the State Farm Bond Fund, each of which SFIMC separately is proposing to reorganize into other mutual funds advised by BAL or its affiliates. SFIMC anticipates that the Target Fund will utilize the proceeds from such sales to realign its portfolio with that of the Acquiring Fund prior to the closing of the Reorganization.

During this period, the Target Fund may deviate from its principal investment strategies. SFIMC has estimated that the portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be minimal.

If all of the Target Fund’s portfolio holdings were sold on March 31, 2018, the sales would result in a net capital gain position of $85,523,288 or $2.69 per share, which includes a previously realized gain of $12,633,810 or $0.40 per share, and an unrealized gain of $72,899,478 or $2.29 per share, assuming all Target Fund shareholders as of March 31, 2018 elect to participate in the Reorganization (i.e., do not redeem from the Target Fund). These amounts do not take into account any available capital loss carryforwards. Based on the net unrealized and realized capital gain position of the Target Fund as of March 31, 2018, including any available capital loss carryforwards, the anticipated sales of portfolio holdings prior to the closing of the Reorganization may result in the distribution of net capital gains to shareholders of the Target Fund. The actual amount of capital gains or losses resulting from the sale of the Target Fund’s portfolio holdings will differ from the amounts stated above due to changes in market conditions, portfolio composition and market values at the time of sale

The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Target Fund, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders in non-tax qualified accounts.

As of March 31, 2018, the Target Fund did not have any capital loss carryforwards.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, such redemptions would be taxable transactions. Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganization

BAL or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with its Reorganization (including auditor and legal fees of the Acquiring Fund and the costs of preparing and filing the Combined Prospectus/Proxy Statement), other than legal fees associated with counsel to the directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustee Counsel Fees”) of the Acquiring Trust and any portfolio transaction costs relating to the realignment of the corresponding Target Fund’s portfolio after the Reorganization. The Independent Trustee Counsel Fees are allocated based on the Acquiring Fund’s net assets, are estimated to be $17,850 and will be borne indirectly by BAL or its affiliates due to the expense caps applicable to the Acquiring Fund. SFIMC or its affiliates will reimburse the Target Fund for its portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees of the Target Fund, solicitation fees and the costs of printing and mailing the Combined Prospectus/Proxy Statement), which are estimated to be $178,000, other than any portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization. Portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to or after the Reorganization are estimated to be minimal. SFIMC or its affiliates will reimburse the Target Fund for expenses related to the Reorganization simultaneously with the accrual of such expense on the Target Fund’s financial statements. The simultaneous timing of the expense accrual and the reimbursement accrual will prevent Target Fund shareholders from bearing these costs prior to reimbursement.

The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Target Board and the Acquiring Board (together, the “Boards”), costs incurred in connection with the meetings of the Boards and preparing the minutes of the meetings of the Boards, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the Combined Prospectus/Proxy Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with the Target Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditor fees in connection with the foregoing.

Agreement Among SFIMC, BAL and BFA

SFIMC, BAL and BlackRock Fund Advisors (“BFA”) have entered into a Framework Agreement (“Framework Agreement”) regarding the transfer and delivery by SFIMC to BAL or BFA of certain books and records that SFIMC maintains for the Target Fund. The transfer and delivery of such books and records, and certain other obligations of the parties, is contingent upon shareholder approval of the Reorganization, among other things. Assuming shareholder approval is obtained, and the other conditions in the Framework Agreement and in the Reorganization Agreement are met, shareholders of the Target Fund will become shareholders of the Acquiring Fund.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund directly or indirectly will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Dechert LLP, tax counsel to the Acquiring Fund. Certain legal matters of Massachusetts law concerning the issuance of shares of the Acquiring Fund will be passed on by Morgan, Lewis & Bockius LLP, which serves as Massachusetts counsel to the Acquiring Fund.

PROPOSAL 2—TO APPROVE THE ELIMINATION OF THE TARGET FUND’S FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTMENTS

The 1940 Act requires registered investment companies, such as the Target Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies or fundamental restrictions.

The Target Fund currently has a fundamental restriction to not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper (the “Investment Restriction”). The Investment Restriction is not required by the 1940 Act, and it limits the ability of the Target Fund to invest in a broader range of securities.

The elimination of the Investment Restriction is intended to benefit the Target Fund and its shareholders by providing the Target Fund with greater investment flexibility. In particular, the holdings of the Target Fund consist of the shares of the State Farm Equity Fund and the State Farm Bond Fund, each of which (along with all the other series of the Target Trust) SFIMC separately is proposing to reorganize into other mutual funds advised by BAL or its affiliates. Accordingly, if each reorganization of the other series of the Target Trust is approved and completed and the Target Fund’s Investment Restriction is not eliminated, there will be no underlying State Farm mutual funds in which the Target Fund may invest.

The Target Board has approved the elimination of the Investment Restriction; however, its elimination also requires the approval of the Target Fund’s shareholders because it is fundamental. If shareholders approve the Proposal, SFIMC will restructure the Target Fund’s portfolio to align it with that of the Acquiring Fund. SFIMC and the Target Trust have received an exemptive order from the SEC that permits the Target Fund to invest in unaffiliated registered open-end management investment companies, such as BlackRock funds, beyond the limits permitted by the 1940 Act, subject to certain conditions.

The Reorganization will not occur unless shareholders also approve the elimination of the Investment Restriction. If shareholders approve the elimination of the Investment Restriction, such change will take effect, regardless of whether shareholders approve the Reorganization, and the Target Board will consider what actions to take, if any, with respect to the Target Fund, including, but not limited to, liquidation.

The Target Board, including all of the Independent Trustees, unanimously recommends that you vote “FOR” Proposal 2.

OTHER INFORMATION

Capitalization

The following tables set forth: (i) as of March 31, 2018, the unaudited capitalization of Class A Shares, Class B Shares, Premier Shares, Legacy Class B Shares, Institutional Shares, Class R-1 Shares, Class R-2 Shares and Class R-3 Shares of the Target Fund (ii) as of March 31, 2018, the unaudited capitalization of Investor A Shares Investor C Shares, Class R Shares, Class K Shares and Institutional Shares of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of the Investor A Shares and Institutional Shares of the Combined Fund assuming the Reorganization has been completed. Neither the Acquiring Fund nor the Target Fund will ultimately bear the costs associated with the Reorganization. As noted above, BAL or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization, and although the Target Fund will pay for its portion of the expenses incurred in connection with the Reorganization, SFIMC or its affiliates will reimburse the Target Fund for such expenses. In addition, although the Acquiring Fund will bear the Independent Trustee Counsel Fees of the Acquiring Trust, such expenses are expected to be borne indirectly by BAL or its affiliates due to the expense caps applicable to the Acquiring Fund. Therefore, the costs of the Reorganization are not reflected in the pro forma adjustments. The pro forma capitalization of the Combined Fund reflects adjustments due to redemptions by SFMAIC in the Target Fund, but does not reflect adjustments for the distribution of income and gains by the Target Fund prior to the Reorganization. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity. No material valuation adjustments are expected as a result of the Reorganization.

	State Farm Equity and Bond Fund Class A Shares	State Farm Equity and Bond Fund Class B Shares	State Farm Equity and Bond Fund Legacy Class B Shares	State Farm Equity and Bond Fund Premier Shares	State Farm Equity and Bond Fund Class R1 Shares	State Farm Equity and Bond Fund Class R2 Shares	BlackRock 60/40 Target Allocation Fund Investor A Shares	Pro Forma Adjustments[1]	BlackRock 60/40 Target Allocation Combined Fund Pro Forma Investor A Shares[1]
Net Assets	$133,294,181	$14,787,315	$22,033,366	$167,385,372	$3,441,538	$8,090,152	$278,489,181	$(63,229,192)	$564,291,913
Shares Outstanding	10,918,673	1,209,948	1,780,387	13,536,972	286,025	670,989	21,436,495	(6,403,536)	43,435,953
NAV per Share	$12.21	$12.22	$12.38	$12.37	$12.03	$12.06	$12.99		$12.99

[1]	Assumes SFMAIC redeems its holdings of $63,229,192.

	State Farm Equity and Bond Fund Class R-3 Shares	State Farm Equity and Bond Fund Institutional Shares	BlackRock 60/40 Target Allocation Fund Institutional Shares	Pro Forma Adjustments[1]	BlackRock 60/40 Target Allocation Combined Fund Pro Forma Institutional Shares[1]
Net Assets	$1,981,271	$39,976,121	$95,265,544	$(1,464,108)	$135,758,828
Shares Outstanding	164,008	3,268,054	7,219,329	(363,437)	10,287,954
NAV per Share	$12.08	$12.23	$13.20		$13.20

[1]	Assumes SFMAIC redeems its holdings of $1,464,108.

	State Farm Equity and Bond Fund	BlackRock 60/40 Target Allocation Fund Investor C Shares*	Pro Forma Adjustments	BlackRock 60/40 Target Allocation Combined Fund Pro Forma Investor C Shares
Net Assets	N/A	$110,520,756	$0	$110,520,756
Shares Outstanding	N/A	8,688,269	0	8,688,269
NAV per Share	N/A	$12.72	$0	$12.72

*	No Investor C Shares will be issued in connection with the Reorganization.

	State Farm Equity and Bond Fund	BlackRock 60/40 Target Allocation Fund Class R Shares*	Pro Forma Adjustments	BlackRock 60/40 Target Allocation Combined Fund Pro Forma Class R Shares
Net Assets	N/A	$20,252,310	$0	$20,252,310
Shares Outstanding	N/A	1,563,563	0	1,563,563
NAV per Share	N/A	$12.95	$0	$12.95

*	No Class R Shares will be issued in connection with the Reorganization.

	State Farm Equity and Bond Fund	BlackRock 60/40 Target Allocation Fund Class K Shares*	Pro Forma Adjustments	BlackRock 60/40 Target Allocation Combined Fund Pro Forma Class K Shares
Net Assets	N/A	$13,738,042	$0	$13,738,042
Shares Outstanding	N/A	1,041,439	0	1,041,439
NAV per Share	N/A	$13.19	$0	$13.19

*	No Class K Shares will be issued in connection with the Reorganization.

Shareholder Information

As of the close of business on May 25, 2018 (the “Record Date”), there were 31,506,514 shares of the Target Fund outstanding. As of such date, the Trustees and officers of the Target Trust as a group owned less than 1% of the outstanding shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Class of Shares	Name	Address	% of Class
Class A	State Farm Mutual Automobile Insurance Co INC	1 State Farm Plaza Bloomington, IL 61710-0001	9%

Class B	State Farm Mutual Automobile Insurance Co INC	1 State Farm Plaza Bloomington, IL 61710-0001	83%

Class R-1	State Farm Mutual Automobile Insurance Co INC	1 State Farm Plaza Bloomington, IL 61710-0001	40%

Class R-1	Samson R. Buck Attorney at Law PLLC	PO Box 1568 Ardmore, OK 73402-1568	9%

Class R-1	Eduardo Espiridion	11015 Sani Ln Hagerstown, MD 21742-4034	6%

Class R-2	State Farm Mutual Automobile Insurance Co INC	1 State Farm Plaza Bloomington, IL 61710-0001	15%

Class R-2	RBS Subways Inc.	30569 State Highway 27 Wauzeka, WI 53826-8711	13%

Class R-2	Devore Dermatology, PA Section 401	490 Floyd Road Spartanburg, SC 29307-1518	9%

Class R-2	J Briggs Retirement Plan	2099 Shrider Rd Colorado Springs, CO 80920-3506	6%

Class R-3	State Farm Mutual Automobile Insurance Co INC	1 State Farm Plaza Bloomington, IL 61710-0001	66%

Class R-3	Suzette De Salvo	5217 Harlem Ave Chicago, IL 60656-1803	8%

Class R-3	Ileana Cabrera-Rodriguez Insurance	1925 Ponce De Leon Blvd Coral Gables, FL 33134-4412	5%

Legacy Class B	State Farm Mutual Automobile Insurance Co INC	1 State Farm Plaza Bloomington, IL 61710-0001	86%

Premier	State Farm Mutual Automobile Insurance Co INC	1 State Farm Plaza Bloomington, IL 61710-0001	10%

As of the Record Date, there were 39,702,163.12 shares of the Acquiring Fund outstanding. As of such date, the Trustees and officers of the Acquiring Trust as a group owned less than 1% of any class of the outstanding shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

Class of Shares	Name	Address	% of Class
Class A	Merrill Lynch Pierce Fenner	4800 E. Deerlake Dr. 3rd Flr. Jacksonville, FL 32246-6484	32.66%

Class A	Wtrisc Co	777 North Capitol Street, NE Washington, DC 20002	22.15%

Class A	Charles Schwab & Co. Inc.	101 Montgomery St. San Francisco, CA 94104-4122	9.85%

Class A	National Financial Services LLC	499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	6.69%

Class C	Merrill Lynch Pierce Fenner	4800 E. Deerlake Dr. 3rd Flr. Jacksonville, FL 32246-6484	29.21%

Class C	National Financial Services LLC	499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	13.33%

Class C	American Enterprise Investment SVC	707 2nd Ave S Minneapolis, MN 55402-2405	10.95%

Class C	LPL Financial	4707 Executive Dr. San Diego, CA 92121-3091	9.93%

Class C	Wells Fargo Clearing Services	2801 Market Street Saint Louis, MO 63103	8.86%

Class C	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.53%

Class R	State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	47.12%

Class R	Merrill Lynch Pierce Fenner	4800 E. Deerlake Dr. 3rd Flr. Jacksonville, FL 32246-6484	45.21%

Institutional	Charles Schwab & Co. Inc.	101 Montgomery St. San Francisco, CA 94104-4122	20.66%

Institutional	National Financial Services LLC	499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	16.63%

Class of Shares	Name	Address	% of Class

Institutional	Merrill Lynch Pierce Fenner	4800 E. Deerlake Dr. 3rd Flr. Jacksonville, FL 32246-6484	13.45%

Institutional	LPL Financial	4707 Executive Dr. San Diego, CA 92121-3091	10.32%

Class K	National Financial Services LLC	499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	39.37%

Class K	Great West Trust Company LLC	8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	16.58%

Class K	Reliance Trust Company	PO Box 28004 Atlanta, GA 30358-0004	13.25%

Class K	State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	11.16%

Class K	Great West Trust Company LLC	8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	6.07%

Class K	Lincoln National Life Insurance Company	150 N Radnor Chester Rd Ste C120 Radnor, PA 19087-5248	5.45%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

The Target Fund is a series of the Target Trust, a statutory trust formed under the laws of the State of Delaware. Under the Target Trust’s organizational documents, the Target Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value.

The Acquiring Fund is a series of the Acquiring Trust, a business trust formed under the laws of the Commonwealth of Massachusetts. Under the Acquiring Trust’s organizational documents, the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001 per share.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. With respect to the Acquiring Fund, each class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and has exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

The shares of each of the Target Fund and the Acquiring Fund have no conversion or exchange rights except as the Target Board or the Acquiring Board, respectively, may grant in its discretion. There are no preemptive or appraisal rights in connection with the shares of either the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Delaware Statutory Trusts and Massachusetts Business Trusts

The following description is based on relevant provisions of the Delaware Statutory Trust Act (the “Delaware Act”), applicable Massachusetts law and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the Delaware Act, applicable Massachusetts law and the relevant Fund’s operative documents.

In General

A fund organized as a Massachusetts business trust, such as the Acquiring Trust, of which the Acquiring Fund is a series, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Delaware provide.

A fund established as a series of a Delaware statutory trust, such as the Target Trust, of which the Target Fund is a series, is governed both by the Delaware Act and the trust’s declaration of trust or similar instrument. For the Target Fund, it is the Target Trust’s Amended and Restated Declaration of Trust, as amended, (the “Target Trust Declaration”) and the Bylaws. As is common for Delaware statutory trusts, internal governance matters of the Target Trust are generally a function of the terms of the Target Trust Declaration. The Target Trust has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Acquiring Trust’s Declaration of Trust (the “Acquiring Trust Declaration”) provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Acquiring Trust, and that every note, bond, contract, order or other undertaking made by the Acquiring Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Acquiring Trust Declaration provides for indemnification of the Acquiring Trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Acquiring Trust Declaration also provides that the Acquiring Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Trust, and shall satisfy any judgment thereon.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Acquiring Trust Declaration contains such provisions. In addition, the Delaware Act contains provisions generally shielding trustees from personal liability to a Delaware statutory trust.

Delaware Statutory Trusts

The Target Fund is governed by the Target Trust Declaration and Bylaws and the Delaware Act.

Member Voting

Unless otherwise provided in a declaration of trust, the Delaware Act vests the management of a trust in a trustee. The Target Trust Declaration vests management of the Target Trust and each series thereof (including the Target Fund) in the Trustees of the Target Trust and provides that each Trustee shall have all powers necessary and desirable to carry out that responsibility, including those specifically set forth in the Target Trust Declaration.

Under the Target Trust Declaration, the Trustees may sell, convey, and transfer the assets of the Target Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Target Trust to be held as assets belonging to another series of the Target Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Target Trust, shares corresponding to such other series) with such transfer either (i) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are so transferred, or (ii) not being made subject to, or not with the assumption of, such liabilities.

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

Election and Removal of Trustees

The Target Trust Declaration provides that the number of Trustees which shall constitute the entire Target Board shall be not less than one (1) nor more than fifteen (15), which number may be increased or decreased by the Trustees, but shall never be less than the minimum number permitted by the Delaware Act. The Target Trust Declaration states that each Trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his or her successor is elected and qualified, and any Trustee who is appointed by the Trustees in the interim to fill a vacancy shall have the same remaining term as that of his or her predecessor, if any, or such term as the Trustees may determine. Any Trustee may resign or retire as a Trustee by an instrument in writing signed by such Trustee and delivered or mailed to an appropriate officer. In addition, any Trustee may be removed with or without cause at any time: (1) by written instrument signed by two-thirds (2/3) of the number of Trustees in office prior to such removal, specifying the date upon which such removal shall become effective, or (2) by the affirmative vote of shareholders holding not less than two-thirds (2/3) of shares outstanding, cast in person or by proxy at any meeting called for that purpose.

Issuance of Shares

Under the Target Trust Declaration, the Trustees are authorized to issue an unlimited number of shares. Shareholders are not entitled to any pre-emptive rights other than such rights, if any, the Trustees in their discretion may determine. Shareholders have no appraisal rights with respect to their shares and, except as otherwise determined by resolution of the Trustees in their sole discretion, shall have no exchange or conversion rights with respect to their shares.

Series

The Target Trust Declaration provides that the Trustees shall have exclusive power without the requirement of shareholder approval to establish and designate separate and distinct series of shares and with respect to any series of shares, to establish and designate separate and distinct classes of shares. The shares of the Target Trust shall be divided into one or more separate and distinct series or classes of a series as the Trustees shall from time to time establish and designate.

Amendments to the Target Trust Declaration

Except as otherwise specifically provided therein or as required by the 1940 Act or other applicable law, the Target Trust Declaration may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office. No amendment of the Target Trust Declaration or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to Trustees and officers thereunder with respect to any act or omission occurring prior to such amendment or repeal.

Shareholder, Trustee and Officer Liability

The Target Trust Declaration provides that, in case any shareholder or former shareholder of the Target Trust shall be held to be personally liable solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the Target Trust to be held harmless from and indemnified against all loss and expense arising from such liability.

The Target Trust Declaration limits the liability to the Target Trust, or a series thereof, of a Trustee, officer, employee or agent of the Target Trust, including persons who serve at the request of the Target Trust as directors, trustees, officers, employees or agents of another organization in which the Target Trust has an interest as a shareholder, creditor or otherwise (the “Target Fund Covered Person”), by requiring the Target Trust to indemnify them against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. However, no indemnification will be provided to a Target Fund Covered Person for any liability to the Target Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Target Fund Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Target Trust Declaration further provides that the Trustees of the Target Trust are empowered to purchase and pay out of Target Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Target Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any employee thereof (or any person connected therewith), of the Target Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Target Trust would have the power to indemnify such person against such liability.

Derivative Actions

Under the Target Trust Declaration, before a shareholder of the Target Fund can bring a derivative action, the Target Trust Declaration provides that no action may be brought by a shareholder on behalf of the Target Trust unless shareholders owning no less than a majority of the then outstanding shares, or series or class thereof, join in the bringing of such action.

Massachusetts Business Trust

The Acquiring Fund is governed by the Acquiring Trust Declaration and Code of Regulations (the “Acquiring Trust By-Laws”, together with the Acquiring Trust Declaration, the “Acquiring Trust Governing Documents”). Under the Acquiring Trust Declaration, any determination as to what is in the interests of the Acquiring Trust made by the Trustees in good faith is conclusive, and in construing the provisions of the Acquiring Trust Declaration, there is a presumption in favor of a grant of power to the Trustees. Further, the Acquiring Trust Declaration provides that certain determinations made in good faith by the Trustees are binding upon the Acquiring Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Acquiring Fund’s Governing Documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

The Acquiring Trust Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as a shareholder of a Massachusetts business corporation) and certain amendments to the Acquiring Trust Declaration. Shareholders have no power to vote on any matter except as required by applicable law, the Governing Documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote. The Acquiring Trust Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law, the Acquiring Trust Declaration or the Trustees, the affirmative vote of a majority of the shares present in person or by proxy is required to approve a matter, except that Trustees are elected by plurality vote.

Election and Removal of Trustees

The Acquiring Trust Declaration provides that the Trustees determine the size of the board of trustees, subject to a maximum of twenty, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the board of trustees may be filled by the remaining

Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed at any time with or without cause by action of at least two-thirds of the remaining Trustees.

Issuance of Shares

Under the Acquiring Trust Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares. Shares are subject to such other preference, conversion, exchange or similar rights, as the Trustees may determine.

Series and Classes

The Acquiring Trust Declaration gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to merge or terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Acquiring Trust Declaration

Amendments to the Acquiring Trust Declaration generally require a vote by a majority of the outstanding shares voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the Trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the trustees or shareholders of the trust, or that would permit an assessment upon any shareholder.

Shareholder, Trustee and Officer Liability

The Acquiring Trust Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Acquiring Trust and require the Acquiring Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Acquiring Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Acquiring Trust Governing Documents provide that any person who is a trustee, officer or employee of the Acquiring Trust is not personally liable to any person in connection with the affairs of the Acquiring Trust, other than to the Acquiring Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Acquiring Trust Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Acquiring Trust Declaration also provides that Trustees may rely in good faith on expert advice.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the organizational documents governing the Acquiring Fund, the Acquiring Trust, the Target Fund and the Target Trust and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Meetings

The Funds do not hold regular annual meetings of shareholders. Notwithstanding the Special Meeting to be held in connection with the proposed transaction, as a general matter, neither the Acquiring Fund nor the Target Fund intend to hold future regular annual or special meetings of its shareholders unless required by their respective organizational documents or the 1940 Act.

Since the Target Trust does not hold annual meetings of shareholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any proposal submitted by a shareholder must be received by the Target Trust within a reasonable time prior to the next meeting of shareholders. If you want to submit a proposal for presentation at a meeting of shareholders, you should send the proposal to State Farm Investment Management Corp., Attn: Secretary, One State Farm Plaza, Bloomington, Illinois 61710-0001.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Target Fund and the Target Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about [    ], 2018.

The Target Fund has retained Computershare Fund Services, located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $54,000 payable by SFIMC and/or its respective affiliates. Representatives of BAL and its affiliates and other representatives of the Target Fund may also solicit proxies.

Questions about the Proposals should be directed to Computershare Fund Services toll-free at (866) 209-6472.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with each Proposal and the solicitation of proxies by and on behalf of the Target Board for use at the Special Meeting. The Special Meeting will be held on Friday, September 14, 2018 at 8:00 a.m., (Central time), at the offices of State Farm Investment Management Corp. at One State Farm Plaza, Bloomington, Illinois 61710-0001, or at such later time as is made necessary by adjournment or postponement.

Only shareholders of record on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each shareholder is entitled to one vote for each dollar of NAV standing in such shareholder’s name on the books of each series and class in which such shareholder owns shares entitled to vote, with fractional shares voting proportionally. The table below sets forth the number of shares outstanding of each class of the Target Fund and the number of votes to which each such class is entitled as of the Record Date:

Class	Shares Outstanding	Aggregate Net Asset Value ($) /Number of Votes
Class A Shares	10,839,014.95	134,069,067.56
Class B Shares	1,202,347.60	14,888,488.51
Premier Shares	13,305,099.74	166,719,427.94
Legacy Class B Shares	1,761,684.68	22,089,880.52
Class R-1 Shares	3,274,129.73	40,579,379.88
Class R-2 Shares	269,006.78	3,279,146.65
Class R-3 Shares	689,910.04	8,427,251.75
Institutional Shares	165,320.61	2,023,272.34

Shareholder Approval – Quorum and Required Votes

Approval of each of Proposal 1 and Proposal 2, will require the affirmative vote of a majority of the outstanding voting shares of the Target Fund entitled to vote thereon, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes in the Target Fund, voting together as a single class. If the Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, SFIMC will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of shareholders.

The Target Board has fixed the close of business on May 25, 2018 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may deem appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

With respect to the Target Fund, a quorum of shareholders is required to take action at the Special Meeting. At least 30% of the shares of the Target Fund entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting for purposes of voting on each of Proposal 1 and Proposal 2; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. Adjourned meetings may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. At the adjourned meeting, the Target Fund may transact any business which might have been transacted at the original meeting.

All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “FOR” the approval of each of Proposal 1 and Proposal 2. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as votes against a Proposal.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1 and 2 before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on a Proposal. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on a Proposal may be deemed to be an instruction to vote such shares in favor of such Proposal.

Manner of Voting

Target Fund shareholders may cast their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card, by returning the enclosed proxy card or by appearing in person at the Special Meeting. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Target Trust or by voting in person at the Special Meeting.

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the enclosed proxy card. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the enclosed proxy card and following the automated touchtone voting directions. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

Voting by Mail. If you received printed copies of this Combined Prospectus/Proxy Statement by mail, you may vote by proxy by filling out the enclosed proxy card and returning it in the postage paid envelope provided. Please note that if you sign and date the proxy card, but do not indicate how the shares should be voted, the shares will be voted “For” each of Proposal 1 and Proposal 2.

Voting in Person. If you wish to vote in person at the Special Meeting, please complete each proxy card you receive and bring it to the Special Meeting.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners.

Additional Information. Shareholders voting their proxies by Internet or Telephone need not return their proxy card by mail.

The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and, if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Computershare Fund Services, the firm assisting us in the solicitation of proxies, toll-free at (866) 209-6472.

[     ], 2018

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Acquiring Fund:

Fundamental Investment Restrictions:

The Acquiring Fund may not:

1.

Purchase any securities which would cause 25% or more of the value of the Acquiring Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) the Acquiring Fund may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more investment companies; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

For purposes of the concentration policy, the Acquiring Fund will look through to the portfolio holdings of the underlying funds in which it invests and will aggregate the holdings of the underlying funds (on a pro rata basis based on the Acquiring Fund’s investment in each underlying fund) to determine concentration in a particular industry in accordance with the concentration policy provided above. For the purposes of this policy, only those underlying funds that are part of the BlackRock family of funds will be aggregated; the Acquiring Fund will not aggregate underlying fund holdings, if any, in underlying funds outside of the BlackRock family of funds.

2.

Issue senior securities, borrow money or pledge its assets, except that the Acquiring Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The Acquiring Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

3.	Purchase or sell real estate, except that the Acquiring Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

4.

Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5.

Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Acquiring Fund’s investment objective, policies and limitations may be deemed to be underwriting.

6.

Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies, to the extent permitted by applicable law.

7.	Purchase securities of companies for the purpose of exercising control.

8.

Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Acquiring Fund’s transactions in futures contracts and related options or the Acquiring Fund’s sale of securities short against the box, and (b) the Acquiring Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9.

Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Acquiring Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

10.

Make loans, except that the Acquiring Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Securities Lending” in Part II of the Acquiring Fund Statement of Additional Information.

11.

Purchase or sell commodities except that the Acquiring Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options, to the extent permitted by applicable law.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Acquiring Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Acquiring Fund’s total assets will not require the Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

The Acquiring Fund is currently classified as a diversified fund under the 1940 Act. This means that the Acquiring Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Acquiring Fund’s total assets would be invested in securities of that issuer or (b) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Acquiring Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Acquiring Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Non-Fundamental Investment Restrictions:

The Acquiring Fund may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Acquiring Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

The Target Fund:

Fundamental Investment Restrictions:

1.	DIVERSIFICATION. The Target Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

2.

INDUSTRY CONCENTRATION. The Target Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

3.

INTERESTS IN REAL ESTATE. The Target Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4.

UNDERWRITING. The Target Fund will not underwrite securities of other issuers except insofar as the Target Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.

BORROWING. The Target Fund will not borrow money, except that, for temporary purposes: (a) the Target Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) the Target Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Target Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

6.

LENDING. The Target Fund will not lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Target Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7.

COMMODITIES. The Target Fund will not purchase or sell commodities or commodity contracts, except that the Target Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

8.

SENIOR SECURITIES. The Target Fund will not issue senior securities except to the extent the activities permitted in Fundamental Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

9.

INVESTMENTS. The Target Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.[1]

For the purposes of the restrictions relating to industry concentration, the restrictions noted above in Fundamental Restriction No. 2 do not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities

Non-Fundamental Investment Restrictions:

The Target Trust also has adopted the following additional investment restrictions applicable the Target Fund. These are not fundamental and may be changed by the Target Board without shareholder approval.

1.

FINANCIAL FUTURES CONTRACTS. The Target Fund may not enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2.	MARGIN PURCHASES. The Target Fund may not purchase any securities on margin except in connection with investments of the Target Fund in futures contracts or options on futures contracts.

3.

PLEDGING ASSETS. The Target Fund may not may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Target Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Target Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of the Target Fund in futures contracts or options on futures contracts.

[1]	If Target Fund shareholders approve Proposal 2, this fundamental investment restriction will be eliminated.

4.

ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. The Target Fund may not purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

(i)	repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

(ii)	securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market

5.	INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Target Fund may invest in other investment companies in accordance with the restrictions imposed by the 1940 Act and the rules thereunder.

6.

FUND OF FUND INVESTMENTS. If the shares of the Target Fund are acquired by another fund of the Target Trust in accordance with to Section 12(d)(1)(G) of the 1940 Act, the Target Fund shall not purchase securities of a registered open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to non-fundamental restriction #5 above, the 1940 Act and the rules thereunder provide that one investment company (the “acquiring fund”) may invest in shares of another investment company (the “acquired fund”) to the extent that:

•	The acquiring fund does not acquire more than 3% of the acquired fund’s outstanding voting securities,

•	The acquiring fund does not acquire securities issued by the acquired fund having an aggregate value greater than 5% of the value of the total assets of the acquiring fund, and

•

The acquiring fund cannot acquire securities issued by the acquired fund if that acquisition would result in the acquiring fund owning securities of the acquired fund and all other investment companies having an aggregate value greater than 10% of the value of the total assets of the acquiring fund.

The normally applicable 3%, 5% and 10% limitations do not apply to a fund, such as the Target Fund, which is structured as a fund-of-funds. A fund-of-funds invests exclusively in U.S. Government securities, short-term paper and securities issued by other investment companies that are part of the same group of investment companies. Furthermore, Rule 12d1-1 under the 1940 Act allows an investment company in certain circumstances to invest in another investment company that is a money market fund without regard to the normally applicable 3%, 5% and 10% limitations. To rely on Rule 12d1-1, the acquiring fund may pay no sales charge or service fee in connection with the purchase, sale or redemption of securities issued by the money market fund, unless the acquiring fund’s investment adviser waives an equivalent amount of its fees.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [            ] day of [            ], 201[    ], by and between BlackRock Funds II, a registered investment company and a Massachusetts business trust (the “Acquiring Trust”), individually and with respect to BlackRock 60/40 Target Allocation Fund, a separate series of the Acquiring Trust (the “Acquiring Fund”), State Farm Mutual Fund Trust, a registered investment company and a Delaware statutory trust (the “Selling Trust”), individually and with respect to State Farm Equity and Bond Fund, a separate series of the Selling Trust (the “Target Fund”), and, solely for purposes of ARTICLE IX and XIII of this Agreement, BlackRock Advisors, LLC (“BlackRock”) and solely for purposes of ARTICLES V, IX and XIII of this Agreement, State Farm Investment Management Corp. (“State Farm”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer and delivery of all of the assets of the Target Fund (referred to herein as the “assets of the Target Fund”) to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Target Fund’s Stated Liabilities” (as defined in paragraph 1.3) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust; the Target Fund is a separate series of the Selling Trust; the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Target Fund is properly treated as a “regulated investment company” under Subchapter M of the Code (a “RIC”);

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Acquiring Trust (the “BlackRock Board,” with the members of the BlackRock Board referred to individually as the “BlackRock Trustees”), including a majority of the BlackRock Trustees who are not “interested persons,” as defined by the 1940 Act, of the Acquiring Trust, on behalf of the Acquiring Fund, has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Selling Trust (the “State Farm Board,” with the members of the State Farm Board referred to individually as the “State Farm Trustees”), including a majority of the State Farm Trustees who are not “interested persons,” as defined by the 1940 Act, of the Selling Trust, on behalf of the Target Fund, has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUND

STATED LIABILITIES; AND LIQUIDATION OF THE TARGET FUND

1.1. THE EXCHANGE. Subject to the requisite approval of the Target Fund Shareholders (as defined in paragraph 1.5) and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever except those liens, encumbrances and claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each class of the Acquiring Fund, determined by multiplying the outstanding shares of the corresponding class of Target Fund shares (as set forth below) by the ratio computed by dividing: (i) the net asset value of one Target Fund Share of such class, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows:

Target Fund	Acquiring Fund
Class A Shares	Investor A Shares
Class B Shares	Investor A Shares
Premier Shares	Investor A Shares
Legacy Class B Shares	Investor A Shares
Class R-1 Shares	Investor A Shares
Class R-2 Shares	Investor A Shares
Class R-3 Shares	Institutional Shares
Institutional Shares	Institutional Shares

1.2. ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets owned by the Selling Trust associated with the Target Fund, including, without limitation, all rights, cash, securities, commodities, interests in futures, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, all books and records belonging to the Selling Trust associated with the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.8 (the “Assets”).

The Target Fund shall, ten (10) days prior to the Closing Date (or such other date as may be agreed to by the parties), furnish the Acquiring Fund with: (a) a list of the Target Fund’s portfolio securities and other investments; and (b) a list of the Target Fund’s “historic business assets,” which are defined for this purpose: as (i) those assets that were acquired by the Target Fund prior to the date of the approval of the Reorganization by the State Farm Board on behalf of the Target Fund; and (ii) those assets that were acquired subsequent to such board approval but in accordance with the Target Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund shall, no later than three (3) days prior to the Closing Date, furnish the Target Fund with a list of the securities and other instruments, if any, on the Target Fund’s list referred to in subclauses (a) and (b) of this paragraph 1.2 that the Acquiring Fund would not be permitted to hold (i) under its investment objectives, policies and restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund. If reasonably requested by the Acquiring Fund, the Target Fund shall dispose of securities and other instruments on such list of the Acquiring Fund’s before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, shall dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Target Fund furnishes the Acquiring Fund with the lists described in subclauses (a) and (b) of this paragraph 1.2, the Target Fund shall not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, nothing herein shall require the Target Fund to dispose of or purchase any portfolio, securities or other investments, if, in the reasonable judgment of the State Farm Board, on behalf of the Target Fund, or its investment adviser, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund; and (B) nothing herein shall permit the Target Fund to dispose of or purchase any portfolio securities or other investments if, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

1.3. LIABILITIES TO BE ASSUMED. The Target Fund shall endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (the “Stated Liabilities”). If prior to the Closing Date, the Acquiring Trust identifies a Stated Liability that the Acquiring Trust and the Selling Trust, on behalf of the Target Fund, mutually agree should not be assumed by the Acquiring Trust, such Stated Liability shall be excluded from the definition of Stated Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Trust and the Selling Trust at the Closing (the “Excluded Liabilities”).

1.4. STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made by the Selling Trust or the Target Fund prior to the Closing Date.

1.5. LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund in connection with the Reorganization. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund shall thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of Target Fund shares. All issued and outstanding shares of the Target Fund shall, simultaneously with the liquidation, be cancelled on the books of the Target Fund and shall be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6. OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares shall be shown on the books of the Acquiring Fund’s transfer agent.

1.7. TRANSFER TAXES. Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8. REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns (for tax periods ending on or prior to the Closing Date) or other documents with the Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Selling Trust on behalf of the Target Fund. The Target Fund shall file such regulatory reports, tax returns or other documents on a timely basis (including any extension) up to and including the Closing Date and such later date on which the Target Fund’s existence is terminated.

1.9. TERMINATION AND DISSOLUTION. The Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the Selling Trust’s governing documents, the laws of the State of Delaware and the federal securities laws.

1.10. BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11. ACTION BY TRUSTS. The Selling Trust shall take all actions expressed herein as being the obligations of the Target Fund on behalf of the Target Fund, and the Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Fund on behalf of the Acquiring Fund.

ARTICLE II

VALUATION

2.1. VALUATION OF TARGET FUND SHARES. The net asset value per share of each class of the Target Fund shares shall be the net asset value per share for the class computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Date”), after the declaration and payment of the dividends and/or other distributions pursuant to paragraph 7.8, in accordance with the Acquiring Fund’s valuation procedures.

2.2. VALUATION OF ACQUIRING FUND SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed on the Valuation Date, in accordance with the Acquiring Fund’s valuation procedures.

2.3. SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund’s assets to be acquired by the Acquiring

Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1. All Acquiring Fund shares delivered to the Target Fund shall be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

2.4. DIFFERENCES IN VALUATION PROCEDURES. The Selling Trust and the Acquiring Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the Target Fund’s valuation procedures and those determined in accordance with the Acquiring Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1. CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the fourth quarter of 2018 or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2. CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, [            ] (the “Custodian”), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, [            ], for examination no later than five (5) business days preceding the Closing Date and shall be transferred and delivered by the Target Fund as of the Closing Date to the custodian for the Acquiring Fund for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3. EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the reasonable judgment of either an appropriate officer of the Acquiring Trust or an appropriate officer of the Selling Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or of the Target Fund is impracticable, the Valuation Date and the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as may be mutually agreed in writing by an authorized officer of each party.

3.4. TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, [            ] (the “Transfer Agent”), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the Valuation Date, and the class, number and percentage ownership (to four decimal places) of outstanding shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5. DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6. FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. REPRESENTATIONS OF THE SELLING TRUST ON ITS BEHALF AND ON BEHALF OF THE TARGET FUND.

The Selling Trust, individually and on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Target Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Selling Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Target Fund shares under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Selling Trust, threatened. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) As of the date of this Agreement, the Selling Trust has provided the Acquiring Trust with such information relating to the Selling Trust and the Target Fund as is reasonably necessary for the Acquiring Trust to prepare a Registration Statement on Form N-14 , including a Combined Prospectus/Proxy Statement to be contained therein as so amended or supplemented (the “Registration Statement”) in compliance, in all material respects, with the requirements of the federal and state securities laws and the rules and regulations thereunder, and as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, such information does not and shall not include, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.1(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Trust and the Acquiring Fund furnished to the Selling Trust by the Acquiring Trust or the Acquiring Fund. Any written information regarding the Selling Trust and the Target Fund included in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither the Selling Trust nor the Target Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust individually and on behalf of the Target Fund shall not result in the violation of, Delaware law or any provision of the Selling Trust’s charter documents, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Target Fund is a party or by which it is bound.

(f) There are no material contracts outstanding to which the Target Fund is a party, other than as disclosed in the currently effective registration statement for the Target Fund or in the Registration Statement. Neither the Selling Trust nor the Target Fund has any material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged on or prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigation of or before any court or governmental body is pending or to the Selling Trust’s knowledge threatened against the Target Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Selling Trust or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. Neither the Selling Trust nor the Target Fund knows of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal years ended December 31, 2016 and December 31, 2017, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by [            ], and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Selling Trust, no such disclosure will be required as of the Closing Date.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund as of [            ], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since [            ] there has not been (i) any pending or to the knowledge of the Selling Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Selling Trust’s organizational documents in a manner materially affecting the Target Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable; and (vii) any agreement or commitment to do any of the foregoing.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such applicable due dates (including any extensions) and are or shall be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns. The Target Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any tax return that was not filed, and the Target Fund does not know of any basis upon which a jurisdiction could assert such a position. The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes.

(l) The Selling Trust has an unlimited number of authorized shares of beneficial interest, of which, as of [            ], 201[    ], there were outstanding [            ] shares of the Target Fund, and no shares of the Target Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund shall, at the Valuation Date, be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) Except as otherwise disclosed to the Acquiring Fund, at the Closing Date, the Selling Trust, on behalf of the Target Fund, shall have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset value of the Target Fund; and upon delivery of the Assets and the filing of any documents that may be required under Delaware state law the Acquiring Trust, on behalf of the Acquiring Fund, shall acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the shareholder meeting record date, the Selling Trust, individually and on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the State Farm Trustees, on behalf of the Target Fund. This Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other trust action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Selling Trust and the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that may be necessary in connection with the transactions contemplated herein is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC under the Code for its taxable year through the Closing Date; and has satisfied the distribution requirements imposed by the Code for qualification as a RIC for each of its taxable years. The Target Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could cause the Target Fund to fail to qualify as a RIC under the Code. The Target Fund does not and will not have any tax liability under the Code for any period ending on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund. All dividends paid by the Target Fund at any time prior to the Closing Date have qualified or will qualify for the deduction for dividends paid as defined in Section 561 of the Code.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph (r) or consents or notices required by the terms of any portfolio securities of a Target Fund that are being transferred is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) The Trustees of the Selling Trust, on behalf of the Target Fund, will call a special meeting of Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to seek to obtain approval of the transactions contemplated herein. Such meeting shall comply with all applicable laws and regulations.

(s) Except where the shareholder of record is a dealer in securities required to register under the laws of the United States, the Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(t) Prior to the valuation of the Assets as of the Valuation Date, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Date, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders (i) all of the Target Fund’s investment company taxable income for all its taxable years ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Fund’s net capital gain recognized in all its taxable years ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of a Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all its taxable years prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.

(u) There have been no miscalculations of the net asset value of the Target Fund or the net asset value per share of any class of shares of the Target Fund during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(v) The Selling Trust has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder, and such books and records are true and correct in all material respects, and copies (electronic or otherwise) will be provided to the Acquiring Fund on or about the Closing Date.

(w) The Selling Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund.

(x) The Selling Trust and the Target Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(y) The Target Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(z) The Selling Trust represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement.

4.2. REPRESENTATIONS OF THE ACQUIRING TRUST ON ITS BEHALF AND ON BEHALF OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust, on behalf of the Target Fund, as follows:

(a) The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Trust.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, are in full force and effect and will be in full force and effect as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Acquiring Trust, threatened. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and shall conform, as it relates to the Acquiring Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and shall not include, as it relates to the Acquiring Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Trust and the Target Fund furnished to the Acquiring Trust by the Selling Trust or the Target Fund. Any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither the Acquiring Trust nor the Acquiring Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust, individually and on behalf of the Acquiring Fund, shall not result in the violation of Massachusetts law or any provision of the Acquiring Trust’s charter documents or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body is pending or to the Acquiring Trust’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Trust nor the Acquiring Fund know of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended [            ], 201[    ], have been prepared in accordance with GAAP consistently applied and have been audited by [            ], and such statements (true and complete copies of which have been furnished to the Target Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquiring Fund has been disclosed or is required to be disclosed in the Acquiring Fund’s reports on Form N-CSR and, to the knowledge of the Acquiring Trust, no such disclosure will be required as of the Closing Date.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of [            ], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since [            ], there has not been (i) any pending or to the knowledge of the Acquiring Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable; and (vii) any agreement or commitment to do any of the foregoing.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or shall be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns. The Acquiring Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any tax return that was not filed, and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position. The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes.

(k) The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, of which, as of the close of business on May 25, 2018, there were outstanding 39,702,163.12 shares of the Acquiring Fund, and no shares of the Acquiring Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares. The Acquiring Fund’s Shares will be, upon consummation of the Reorganization, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws.

(l) At the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, shall have good and marketable title to all of its assets and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Target Fund has received notice at or prior to the Closing Date and which have been taken into account in the net asset value of the Acquiring Fund.

(m) The Acquiring Trust, individually and on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the BlackRock Board, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms and no other trust action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(o) The information to be furnished by the Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that may be necessary in connection with the transactions contemplated herein is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; and has satisfied the distribution requirements imposed by the Code for qualification as a RIC for each of its taxable years and expects to continue to satisfy them. The Acquiring Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.

(q) Except for the Registration Statement effectiveness, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

(r) The Acquiring Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund.

(s) The Acquiring Trust and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(t) The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

ARTICLE V

COVENANTS OF THE ACQUIRING TRUST, ACQUIRING FUND,

SELLING TRUST AND THE TARGET FUND

5.1. OPERATION IN ORDINARY COURSE. Subject to paragraph 7.8, each of the Acquiring Fund and the Target Fund shall operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and any other distributions that may be advisable. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. In order to facilitate the transfer of Assets at the Closing Date, BlackRock may request in writing that State Farm use commercially reasonable efforts, subject to State Farm’s fiduciary duty, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to three business days prior to the Valuation Date. State Farm agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. STATEMENT OF ASSETS AND STATED LIABILITIES. The Target Fund shall prepare and deliver to the Acquiring Fund five (5) business days prior to the Closing Date a statement of the assets and Stated Liabilities of the Selling Trust associated with the Target Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the Selling Trust associated with the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund shall deliver at the Closing (1) an updated statement of Assets and Stated Liabilities of the Selling Trust associated with the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3. ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records related to the assets and stated liabilities of the Target Fund to be acquired by the Acquiring Fund.

5.4. ADDITIONAL INFORMATION. The Selling Trust and the Target Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5. CONTRACT TERMINATION. The Selling Trust, on behalf of the Target Fund, shall terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities, and the Acquiring Trust shall have received written assurances from the Selling Trust that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

5.6. FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund shall take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Target Fund covenants that it shall, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and shall take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7. STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which shall be certified by the Treasurer of the Selling Trust.

5.8. UNAUDITED FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements shall represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with GAAP applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

5.9. PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file with the SEC the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. At the time the Registration Statement becomes effective, at the time of the Target Fund Shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 and the 1940 Act, as applicable. Each party shall provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund, the Selling Trust

and Target Fund shall take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP, special United States federal income tax counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Dechert LLP).

5.11. REASONABLE BEST EFFORTS. Each of the Acquiring Fund, the Selling Trust and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.13. AUTHORIZATIONS. The Acquiring Trust on behalf of the Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.14. PROXY. The Selling Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Proxy Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING TRUST ON BEHALF OF THE TARGET FUND

The obligations of the Selling Trust on behalf of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by the Acquiring Trust and the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1. All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct as of the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the Acquiring Trust to that effect. The Target Fund shall have received certified copies of the resolutions adopted by the BlackRock Board approving this Agreement and the transactions contemplated herein.

6.2. The Acquiring Fund shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the Acquiring Trust to that effect.

6.3. This Agreement and the transactions contemplated thereby shall have been duly considered and approved by the BlackRock Board in accordance with the provisions of its charter documents and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Target Fund.

6.4. (i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

6.5. The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.6. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

6.7. The Selling Trust shall have received on the Closing Date an opinion of [            ], dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Fund is a series thereof.

(b) Neither the execution, delivery or performance by the Acquiring Trust of this Agreement nor the compliance by the Acquiring Trust with the terms and provisions hereof will violate any provision of any applicable federal law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Trust, on behalf of itself and the Acquiring Fund, or the enforceability of this Agreement against the Acquiring Trust.

(d) Assuming that (i) the Acquiring Trust and Selling Trust are validly existing, (ii) this Agreement is a valid, binding and enforceable obligation of the Selling Trust, on behalf of itself and the Target Fund, and (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of itself and the Acquiring Fund, and by the Selling Trust, on behalf of itself and the Target Fund, this Agreement is the valid and binding obligation of the Acquiring Trust, on behalf of itself and the Acquiring Fund, and enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms under the applicable laws of the State of New York, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

In giving their opinion, [            ] may state that they are relying on the opinion of [            ] as to matters of [            ] law.

6.8. The Selling Trust shall have received on the Closing Date an opinion of [, as special [             ]counsel to the Acquiring Trust], dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is a voluntary association with transferable shares of beneficial interest of the type commonly referred to as a “Massachusetts business trust” and is validly existing under the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts.

(b) The Acquiring Trust, on behalf of itself and the Acquiring Fund, has the power as a Massachusetts business trust to execute, deliver and perform all of its obligations under this Agreement under the Acquiring Trust’s agreement and declaration of trust (“Declaration”) and the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts. The execution and delivery of this Agreement and the consummation by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Acquiring Trust, on behalf of itself and the Acquiring Fund, under its Declaration and the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts.

(c) This Agreement has been duly executed and delivered by the Acquiring Trust, on behalf of itself and the Acquiring Fund, under the Acquiring Trust’s Declaration and the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts.

(d) The execution and delivery by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement and the performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of its obligations under this Agreement will not violate the charter documents of the Acquiring Trust.

(e) Neither the execution, delivery or performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement nor the compliance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, with the terms and provisions hereof will violate any provision of any laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts.

(f) To the best of our knowledge, no Massachusetts governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Trust, on behalf of itself and the Acquiring Fund, or the performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of the respective obligations of each under the Agreement, except such as may be required under Massachusetts state securities laws about which we express no opinion.

(g) The Acquiring Fund Shares being issued pursuant to this Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid.

6.9. The shareholders of the Target Fund have approved this Agreement in the manner specified in the Combined Prospectus/Proxy Statement included in the Registration Statement.

6.10. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust on behalf of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Trust and the Target Fund of all the obligations to be performed by the Selling Trust and the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1. All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Target Fund contained in this Agreement shall be true and correct as of the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of the Target Fund by an appropriate officer of the Selling Trust to that effect. The Acquiring Fund shall have received certified copies of the resolutions adopted by the State Farm Board approving this Agreement and the transactions contemplated herein.

7.2. The Target Fund shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of Target Fund by an appropriate officer of the Selling Trust to that effect.

7.3. This Agreement and the transactions contemplated hereby shall have been duly considered and approved by the State Farm Board and the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of its charter documents and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

7.4. (i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

7.5. The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

7.6. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

7.7. The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the assets and Stated Liabilities of the Selling Trust associated with the Target Fund, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Trust.

7.8. Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders (i) all of the Target Fund’s investment company taxable income for all its taxable years ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Fund’s net capital gain recognized in all its taxable years ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of a Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all its taxable years prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.

7.9. The Acquiring Trust shall have received on the Closing Date opinions from [            ] and [            ], dated as of the Closing Date, in forms reasonably satisfactory to the Acquiring Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Selling Trust is a statutory trust and is validly existing in good standing under the applicable laws of the State of Delaware.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act and the Target Fund is a series thereof.

(c) The Selling Trust, on behalf of itself and the Target Fund, has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the State of Delaware. The execution and delivery of this Agreement and the consummation by the Selling Trust, on behalf of itself and the Target Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Selling Trust, on behalf of itself and the Target Fund, under the applicable laws of the State of Delaware.

(d) This Agreement has been duly executed and delivered by the Selling Trust, on behalf of itself and the Target Fund, under the Selling Trust’s declaration of trust and the laws of the State of Delaware applicable to statutory trusts.

(e) Assuming that (i) the Selling Trust and the Acquiring Trust are validly existing, (ii) this Agreement is a valid, binding and enforceable obligation of the Acquiring Trust, on behalf of itself and the Acquiring Fund, and (iii) this Agreement has been duly authorized, executed and delivered by the Selling Trust, on behalf of itself and the Target Fund, and by the Acquiring Trust, on behalf of itself and the Acquiring Fund, this Agreement is the valid and binding obligation of the Selling Trust, on behalf of itself and the Target Fund, and enforceable against the Selling Trust and the Target Fund in accordance with its terms under the applicable laws of the State of New York, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(f) The execution and delivery by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement and the performance by the Selling Trust, on behalf of itself and the Target Fund, of its obligations under this Agreement will not violate the charter documents of the Selling Trust.

(g) Neither the execution, delivery or performance by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement nor the compliance by the Selling Trust, on behalf of itself and the Target Fund, with the terms and provisions hereof will violate any provision of any laws of the State of Delaware applicable to statutory trusts or any applicable federal law of the United States of America.

(h) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Selling Trust, on behalf of itself and the Target Fund, or the enforceability of this Agreement against the Selling Trust or the Target Fund except such as may be required under Delaware state securities laws about which we express no opinion.

In giving their opinion, [            ] may state that they are relying on the opinion of [            ] as to matters of Delaware law.

7.10. The Selling Trust, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Trust, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Trust’s transfer agent as the Acquiring Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

7.11. The Acquiring Trust, on behalf of the Acquiring Fund, shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian of the Acquiring Fund, stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Transfer Agent confirming that the Transfer Agent on behalf of the Target Fund has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage of ownership of the Target Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund; and (v) the tax books and records of the Target Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

7.12. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is currently contractually obligated to pay for services provided to the Target Fund from those described in the Registration Statement.

7.13. As of the Closing Date, there shall be no foreign accounts invested in the Target Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Fund or the Target Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Acquiring Trust and the Selling Trust shall have received an opinion of Dechert LLP, special United States federal income tax counsel to the Acquiring Fund, dated on the Closing Date satisfactory to both parties substantially to the effect that, based on certain facts, assumptions and representations of the parties and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(a) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the assumption of the Stated Liabilities of the Target Fund and issuance of Acquiring Fund Shares;

(c) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Target Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund shares solely for Acquiring Fund Shares;

(e) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such Target Fund Shareholder immediately prior to the Reorganization. Under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the time of the Reorganization;

(f) Under Section 362(b) of the Code, the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund. Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Target Fund will include the period during which those assets were held by the Selling Trust on behalf of the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to the Acquiring Fund); and

(g) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder, if applicable.

Such opinion shall be based on customary assumptions and such representations as Dechert LLP may reasonably request, and each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Target Fund shall cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund may waive the condition set forth in this paragraph 8.1.

8.2. All of the conditions to the closing of the transactions contemplated by the Framework Agreement, dated as of [            ], between BlackRock and/or its affiliates and State Farm, and solely for the purposes of certain provisions therein, State Farm Mutual Fund Automobile Insurance Company (the “Framework Agreement”) shall be satisfied or waived.

ARTICLE IX

EXPENSES

Each of State Farm and its affiliates, and BlackRock and its affiliates, shall bear the direct and indirect expenses and the reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the Reorganization contemplated by the provisions of this Agreement, but not any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Target Fund’s portfolio securities after the Closing Date. The expenses and out-of-pocket costs to be borne by each of State Farm and its affiliates and BlackRock and its affiliates include costs incurred by the parties hereto in connection with the preparation of the Registration Statement, the printing and mailing of the proxy statement and the solicitation of the related proxies for the Target Fund. Such expenses and costs will be allocated among BlackRock and State Farm as agreed to by them. Notwithstanding the foregoing, the Acquiring Fund will bear the legal fees associated with counsel to the trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Trust. If the Reorganization is not approved, however, BlackRock or its affiliates will directly bear such legal fees.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Selling Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein except that covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the BlackRock Board or the State Farm Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of each of the parties;

(b) by the Selling Trust (i) following a breach by the Acquiring Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquiring Trust shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Selling Trust is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Acquiring Trust or the Acquiring Fund;

(c) by the Acquiring Trust (i) following a breach by the Selling Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Selling Trust shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Acquiring Trust is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Selling Trust or the Target Fund;

(d) by either the Acquiring Trust or the Selling Trust if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or (ii) there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal; or a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days;

(e) by either the Acquiring Trust or the Selling Trust if the Closing shall not have been consummated by [    ], 2018, provided the right to terminate this Agreement under this paragraph 11.1(e) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

(f) by either the Acquiring Trust or the Selling Trust due to a condition herein expressed to be precedent to the obligations of the terminating party or both the parties has not been met if it reasonably appears that it will not or cannot be met; or

(g) by the termination of the Framework Agreement in accordance with its terms.

11.2. If a party terminates this Agreement in accordance with this Article XI, other than a termination under (b), (c), (d), (e) or (f) in connection with a willful default, there shall be no liability for damages on the part of any party or the trustees, directors or officers of such party. In the event of termination in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive. The parties agree that, in the event of any termination of this Agreement there shall be no liability, for damages or otherwise, on the part of the State Farm Trustees of the BlackRock Trustees, notwithstanding the first two sentences of this paragraph 11.2.

11.3. At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1) may be waived by either the Selling Trust or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by both the authorized officers of the applicable parties; provided, however, that, following the meeting of the Target Fund Shareholders called by the Selling Trust pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

PUBLICITY/CONFIDENTIALITY

13.1. Publicity. The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

13.2. Confidentiality. (a) The Selling Trust, the Acquiring Trust, State Farm and BlackRock (for purposes of this paragraph 13.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Selling Trust, the Acquiring Trust, State Farm and BlackRock agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the property of the Selling Trust associated with the Target Fund, as provided in the charter documents of the Selling Trust. Moreover, no series of the Selling Trust other than the Target Fund shall be responsible for the obligations of the Selling Trust and the Target Fund hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder. The execution and delivery of this Agreement have been authorized by the State Farm Board with respect to the Selling Trust and the Target Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by the State Farm Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Selling Trust associated with the Target Fund as provided in the Selling Trust’s charter documents.

14.6. The names “BlackRock Funds II” and “Trustees of BlackRock Funds II” refer respectively to the Acquiring Trust created and the BlackRock Trustees, as trustees but not individually or personally, acting from time to time under the Acquiring Trust’s Declaration dated April 26, 2007 which is hereby referred to and a copy of which is on file at the office of the State Secretary of The Commonwealth of Massachusetts and at the principal office of the Acquiring Trust. The obligations of “BlackRock Funds II” entered into in the name or on behalf thereof by any of the BlackRock Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the BlackRock Trustees, Acquiring Fund shareholders, officers, representatives or agents of the Acquiring Trust personally, but bind only the Acquiring Trust property, and all persons dealing with any class of shares of the Acquiring Trust must look solely to the Acquiring Trust property belonging to such class for the enforcement of any claims against the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust and the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Trust, on behalf of itself and the Acquiring Fund, hereunder. The execution and delivery of this Agreement have been authorized by the BlackRock Board with respect to the Acquiring Trust and the Acquiring Fund hereunder, and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by the BlackRock Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Trust associated with the Acquiring Fund as provided in the Acquiring Trust’s charter documents.

ARTICLE XV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquiring Trust and Acquiring Fund, 40 East 52nd Street, New York, New York, 10022, Attention: Secretary, or to the Selling Trust or the Target Fund, State Farm Investment Management Corp., One State Farm Plaza, A-3, Bloomington, Illinois 61704 Attention: David Moore or to any other address that the Acquiring Fund, the Selling Trust or the Target Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDS II, INDIVIDUALLY AND ON BEHALF OF ITS SERIES BLACKROCK 60/40 TARGET ALLOCATION FUND

By:
Name
Title:

STATE FARM MUTUAL FUND TRUST, INDIVIDUALLY AND ON BEHALF OF ITS SERIES STATE FARM EQUITY AND BOND FUND

By:
Name
Title:

Solely with respect to ARTICLES IX and XIII BLACKROCK ADVISORS, LLC

By:
Name
Title:

Solely with respect to ARTICLES V, IX and XIII STATE FARM INVESTMENT MANAGEMENT CORP.

By:
Name
Title:

STATE FARM MUTUAL FUND TRUST

State Farm Equity and Bond Fund

BLACKROCK FUNDS II

BlackRock 60/40 Target Allocation Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

The date of this Statement of Additional Information is [         ], 2018

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of State Farm Equity and Bond Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust (the “Target Trust”), into BlackRock 60/40 Target Allocation Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of BlackRock Funds II (the “Acquiring Trust”).

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [ ] (the “Combined Prospectus/Proxy Statement”).

As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust. If the Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, State Farm Investment Management Corp. will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Board of Trustees of the Target Trust will examine alternatives to the Reorganization in light of the best interests of shareholders.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”), and is available upon request and without charge by writing to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121 or by calling (800) 447-4930. This SAI incorporates by reference the Target Fund’s Statement of Additional Information included in the Registration Statement on Form N-1A of State Farm Mutual Fund Trust dated May 1, 2018, as supplemented (SEC Accession No. 0001193125-18-137244); and the Target Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2017, filed February 28, 2018 (SEC Accession No. 0001193125-18-062902), as filed with the SEC. It also incorporates by reference the Acquiring Fund’s Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock Funds II dated January 26, 2018, as supplemented (SEC Accession No. 0001193125-18-021614); the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2017, filed December 5, 2017 (SEC Accession No. 0001193125-17-361618); and the Acquiring Fund’s Semi-Annual Report to Shareholders for the six-month period ended March 31, 2018, filed June 1, 2018 (SEC Accession No. 0001193125-18-181472), as filed with the SEC.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

Financial Statements	S-3
Pro Forma Financial Statements (Unaudited)	S-3

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of State Farm Equity and Bond Fund for the fiscal year ended December 31, 2017, (ii) the Annual Report to Shareholders of BlackRock 60/40 Target Allocation Fund for the fiscal year ended September 30, 2017, and (iii) the Semi-Annual Report to Shareholders of BlackRock 60/40 Target Allocation Fund for the six-month period ended March 31, 2018, each of which has been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements of the Target Fund and the Acquiring Fund are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization (as defined below) had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied, including that shareholders of the Target Fund must approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and the Acquiring Fund. The proposal will result in the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). These pro forma numbers have been estimated in good faith based on information regarding each Fund as of March 31, 2018.

The unaudited pro forma information provided herein should be read in conjunction with the most recent Annual Reports of the Target Fund and the Acquiring Fund and, if applicable, the most recent Semi-Annual Reports of the Target Fund and the Acquiring Fund, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended March 31, 2018 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund into the Acquiring Fund had been consummated at April 1, 2017. The Reorganization is intended to merge the Target Fund into the Acquiring Fund, a similar fund advised by BlackRock Advisors, LLC (“BAL”), the Acquiring Fund’s investment adviser.

The expenses, expenses caps and waivers listed below were in effect during the periods April 1, 2017 to March 31, 2018.

Target Fund

The Target Trust, on behalf of the Target Fund, has entered into an investment advisory and management services agreement with SFIMC (the “Target Fund Management Agreement”). Pursuant to the Target Fund Management Agreement, the Target Fund does not pay SFIMC a fee for its investment advisory services.

SFIMC has agreed to reimburse a share class of the Target Fund if, and to the extent, that the total annual operating expenses of that share class exceed the percentage of average net assets indicated in the table below. The percentages in the table below assume current net operating expenses of the share class of the Target Fund as reflected in the Target Fund’s fee table in the Combined Prospectus/Proxy Statement, excluding Acquired Fund Fees and Expenses (if any) shown in the Target Fund’s fee table in the Combined Prospectus/Proxy Statement. With any increase or decrease in the percentage rate of the 12b-1 fee assessed for a share class of the Target Fund, the expense reimbursement threshold for that share class of the Target Fund will increase or decrease by a corresponding percentage rate amount. For instance, if the percentage rate of the 12b-1 fee assessed for a share class of the Target Fund increases 0.05%, the expense reimbursement threshold for that share class of the Target Fund similarly will increase by 0.05%. SFIMC may not discontinue this agreement to reimburse the Target Fund before April 30, 2019, without the consent of the Target Board.

Expense Reimbursement Threshold(1)
Class A Shares	0.25%
Class B Shares	0.95%
Premier Shares	0.15%
Legacy Class B Shares	0.65%
Institutional Shares	None
Class R-1 Shares	0.57%
Class R-2 Shares	0.37%
Class R-3 Shares	0.07%

(1)

SFIMC has agreed not to be paid an investment advisory and shareholder services fee for performing services for the Target Fund. Nevertheless, SFIMC receives investment advisory and shareholder service fees for performing these services for the State Farm Equity Fund and the State Farm Bond Fund in which the Target Fund invests. SFIMC has agreed to reimburse the Target Fund for all expenses directly incurred by the Target Fund except shareholder services fees paid by the Target Fund, 12b-1 distribution fees and acquired fund fees and expenses. SFIMC may not discontinue this agreement to reimburse the Target Fund before April 30, 2019, without the consent of the Target Board.

As discussed in the section entitled “Investment Advisory and Management Agreements” of the Combined Prospectus, SFIMC provides both investment advisory and administrative services to the Target Fund under the Target Fund Management Agreement, The Target Fund does not pay SFIMC for these services; rather, SFIMC receives fees for performing such services for the State Farm Equity Fund and the State Farm Bond Fund in which the Target Fund invests.

The Target Trust, on behalf of the Target Fund, has entered into a shareholder services agreement (the “Shareholders Services Agreement”) with SFIMC. Pursuant to the terms of the Shareholder Services Agreement, SFIMC provides information, assistance and administrative services for the benefit of the Target Trust and its shareholders. Such services and assistance may include, but are not limited to, maintaining shareholder accounts and records, answering inquiries regarding the Target Trust and its features, assisting shareholders with shareholder transactions, assisting in the processing of purchase and redemption transactions, assisting shareholders in changing dividend and investment options, account designations and addresses, and such other services as the Target Trust may reasonably request. SFIMC has agreed not to be paid a shareholder services fee for performing services for Class A, Class B, Premier, Legacy Class B and Institutional Shares of the Target Fund, and receives 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 Shares of the Target Fund. However, SFIMC receives fees for performing such services for the State Farm Equity Fund and State Farm Bond Fund in which the Target Fund invests.

Acquiring Fund

The Acquiring Trust, on behalf of the Acquiring Fund, has entered into an investment advisory agreement with BAL (the “Acquiring Fund Management Agreement,” and together with the Target Fund Management Agreement, the “Management Agreements” and each, a “Management Agreement”). The Acquiring Fund does not pay BAL a fee for its investment advisory services.

BAL has contractually agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any) of each share class of the Acquiring Fund at the levels shown below. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BAL has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

BAL has contractually (fixed-term and perpetually) agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in columns (1) and (2), respectively, of the following table.

	(1) Fixed-term Contractual Caps on Total Annual Fund Operating Expenses(1) (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)(2)	(2) Perpetual Contractual Caps(3)
Investor A Shares	0.43%	1.45%
Institutional Shares	0.09%	1.07%

(1)	As a percentage of average daily net assets and based on current fees.

(2)

The contractual caps for the Acquiring Fund are in effect through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(3)

The contractual agreement is perpetual and has no effective termination date, but may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

With respect to the contractual agreements to cap net expenses, if during the Acquiring Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from BAL, are less than the current expense limit for that share class, the share class is required to repay BAL up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either (x) the current expense limit of that share class or (y) the expense limit of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that: (i) the Acquiring Fund of which the share class is a part has more than $50 million in assets and (ii) BAL or an affiliate serves as the Acquiring Fund’s manager or administrator. This repayment applies only to the contractual caps on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

The Acquiring Trust, on behalf of the Acquiring Fund, has entered into an administration agreement (the “Acquiring Fund Administration Agreement”) with BAL, as administrator. Under the Acquiring Fund Administration Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, pays to BAL a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.0425% of the first $500 million of the Acquiring Fund’s average daily net assets, 0.040% of the next $500 million of the Acquiring Fund’s average daily net assets, 0.0375% of the next $1 billion of the Acquiring Fund’s average daily net assets, 0.035% of the next $2 billion of the Acquiring Fund’s average daily net assets, 0.0325% of the next $9 billion of the Acquiring Fund’s average daily net assets and 0.030% of the average daily net assets of the Acquiring Fund in excess of $13 billion and (ii) 0.020% of average daily net assets allocated to each class of shares of the Acquiring Fund.

In addition, the Acquiring Trust, on behalf of the Acquiring Fund, has entered into a shareholders’ administrative services agreement (the “Shareholders’ Administrative Services Agreement”) with BAL. Pursuant to the terms of the Shareholders’ Administrative Services Agreement, BAL provides certain shareholder liaison services in connection with the Acquiring Trust’s investor service center. The Acquiring Trust, on behalf of the

Acquiring Fund, reimburses BAL for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses.

Other Service Providers

	Target Fund	Acquiring Fund
Distributor	State Farm VP Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	JPMorgan Chase Bank, N.A. 4 New York Plaza, 15th Floor New York, New York 10004	The Bank of New York Mellon One Wall Street New York, New York 10286
Transfer Agent	State Farm Investment Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Accounting Services Provider	State Farm Investment Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP One North Wacker Chicago, Illinois 60606	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116
Fund Counsel	Stradley Ronon Stevens & Young, LLP 191 North Wacker Drive, Suite 1601 Chicago, Illinois 60606	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099

Combined Fund. Effective upon the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Prior to the Reorganization, State Farm Mutual Automobile Insurance Company (“SFMAIC”) will redeem its holdings in the Target Fund. The number of shares of the Target Fund held by SFMAIC consisted of 5,263,316 shares as of March 31, 2018. Additionally, the Target Fund will redeem its holdings in the State Farm Bond Fund and the State Farm Equity Fund.

As of March 31, 2018, the net assets of (i) the Target Fund were $390,989,316 and (ii) the Acquiring Fund were $518,265,833. As of March 31, 2018, the net assets of the Combined Fund would have been $844,561,849 on a pro forma basis. The net assets of the Combined Fund reflect: SFMAIC redemptions of $64,693,300.

In the Reorganization, the outstanding shares of the Target Fund will be exchanged for newly issued shares of the Acquiring Fund, with $0.001 par value per share (the “Acquiring Fund Shares”). The aggregate net asset value (“NAV”) immediately after the Reorganization of the Combined Fund shares will be the same as the aggregate NAV of your Target Fund shares immediately prior to the Reorganization. However, the number of shares you receive will depend on the relative NAV of the shares of the Target Fund and the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the NAV of a share of the Acquiring Fund is lower than the NAV of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganizations. On the other hand, if the NAV of a share of the Acquiring Fund is higher than the NAV of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganization.

The number of shares of each class assumed to be issued is equal to the NAV of the shares of the Target Fund, as of March 31, 2018, divided by the NAV per share of the corresponding class of shares of the Acquiring Fund as of March 31, 2018. The pro forma number of shares outstanding, by class, for the Acquiring Fund consists of the following at March 31, 2018.

Acquiring Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination[1]
Institutional	7,219,329	3,068,625	10,287,954
Investor A	21,436,495	21,999,458	43,435,953

[1]	Assumes SFMAIC redeems its holdings.

On a pro forma basis for the twelve months ended March 31, 2018, the proposed Reorganization would result in the following changes in investment advisory fees, administration fees, other operating expenses and waivers and reimbursements as follows:

Target Fund and Acquiring Fund

	Dollar Increase (Decrease)	Basis Points
Investment advisory fees	$0	0%
Administration fees	$191,741	0.02%
Other operating expenses	$(193,338)	(0.02)%
Waivers and reimbursements	$534,453	0.06%

The following table represents the total net annual portfolio operating expenses for the Target Fund and the Acquiring Fund as of March 31, 2018, and the Combined Fund as if the Reorganization was consummated on April 1, 2017.

		Total Annual Portfolio Operating Expenses
Target Fund Shares	Acquiring Fund Shares Received	Target Fund	Acquiring Fund	Combined Fund Pro Forma
Class A Shares	Investor A Shares	0.95%	0.75%	0.75%
Class B Shares	Investor A Shares	1.65%	0.75%	0.75%
Legacy Class B Shares	Investor A Shares	1.35%	0.75%	0.75%
Premier Shares	Investor A Shares	0.85%	0.75%	0.75%
Class R-1 Shares	Investor A Shares	1.27%	0.75%	0.75%
Class R-2 Shares	Investor A Shares	1.07%	0.75%	0.75%
Institutional Shares	Institutional Shares	0.70%	0.41%	0.41%
Class R-3 Shares	Institutional Shares	0.77%	0.41%	0.41%

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. The portfolio managers of the Target Fund anticipate selling all of the holdings of the Fund in preparation for the Reorganization.

The Reorganization is expected to be tax-fee for U.S. federal income tax purposes. This means that no gain or loss will be recognized by a Target Fund or its shareholders for U.S. federal income tax purposes as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: BAL or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with its Reorganization (including auditor and legal fees of the Acquiring Fund and the costs of preparing and filing the Combined Prospectus/Proxy Statement), other than legal fees associated with counsel to the directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustee Counsel Fees”) of the Acquiring Trust and any portfolio transaction costs relating to the realignment of the corresponding Target Fund’s portfolio after the Reorganization. The Independent Trustee Counsel Fees are allocated based on the Acquiring Fund’s net assets, are estimated to be $17,850 and will be borne indirectly by BAL or its affiliates due to the expense caps applicable to the Acquiring Fund. SFIMC or its affiliates will reimburse the Target Fund for its portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees of the Target Fund, solicitation fees and the costs of printing and mailing the Combined Prospectus/Proxy Statement), which are estimated to be $178,000, other than any portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization. Portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to or after the Reorganization are estimated to be minimal. SFIMC or its affiliates will reimburse the Target Fund for expenses related to the Reorganization simultaneously with the accrual of such expense on the Target Fund’s financial statements. The simultaneous timing of the expense accrual and the reimbursement accrual will prevent Target Fund shareholders from bearing these costs prior to reimbursement.

Prior to the Reorganization, the Target Fund will redeem its investment in the State Farm Bond Fund and the State Farm Equity Fund which consisted of 14,300,194 shares and 21,355,360 shares respectively as of March 31, 2018, to realign its portfolio with that of the Acquiring Fund. SFIMC has estimated that the portfolio transaction costs relating to the realignment of the Target Fund’ portfolio prior to the Reorganization will be minimal.

Undistributed Net Investment Income and Undistributed Realized Gain: If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income and accumulated capital gain, if any, of the Target Fund is expected to be declared to the Target Fund shareholders prior to the Closing Date (as defined in Appendix II). As of March 31, 2018, with consideration of the redemption of the State Farm Bond and the State Farm Equity Funds positions, the amount of undistributed net investment income and accumulated capital gains for the Target Fund were as follows:

Undistributed Net Income
Target Fund	Acquiring Fund
$5,101,476	$8,548

Undistributed Capital Gains
Target Fund	Acquiring Fund
$85,523,288	$19,894,513

Capital Loss Carryforwards
Target Fund	Acquiring Fund
$—	$—

[FORM OF PROXY CARD]

STATE FARM EQUITY AND BOND FUND

A SERIES OF STATE FARM MUTUAL FUND TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 14, 2018

The undersigned hereby appoints Joe R. Monk, Jr. and Paul J. Smith, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of State Farm Equity and Bond Fund, a series of State Farm Mutual Fund Trust, that the undersigned is entitled to vote at the Special Meeting of Shareholders of State Farm Mutual Fund Trust to be held at 8:00 a.m. Central Time, on September 14, 2018, at One State Farm Plaza, Bloomington, Illinois 61710 (the “Special Meeting”), or any adjournment(s) or postponement(s) thereof.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted FOR the proposals set forth on this Proxy, and in the discretion of the proxies in accordance with their best judgment on any other business that may properly come before the Special Meeting.

The Board of Trustees of State Farm Mutual Fund Trust (the “Board”) believes that this reorganization is in the best interests of State Farm Equity and Bond Fund, and unanimously recommends that you vote “FOR” the proposals.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Special Meeting of Shareholders on September 14, 2018.

The Proxy Statement for this Special Meeting is available at:

https://www.proxy-direct.com/STA-29797

SFM_29797_061218_EB

FUND

State Farm Equity and Bond Fund

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal(s).

  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals

1.	To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
State Farm Equity and Bond Fund	☐	☐	☐

2.

To approve the elimination of the Target Fund’s fundamental investment restriction on investments that provides that the Target Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

	FOR	AGAINST	ABSTAIN
State Farm Equity and Bond Fund	☐	☐	☐

3.	To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx STF3 29797 M xxxxxxxx

PART C

OTHER INFORMATION

Item 15.    Indemnification

Indemnification of BlackRock Funds II’s (the “Registrant”) principal underwriter against certain losses is provided for in Section 10 of the Distribution Agreement incorporated herein by reference as Exhibit 7(a). Indemnification of the Registrant, its affiliates and their respective directors, trustees, officers, agents and employees, as applicable, against certain losses is provided for in Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit 6(p), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit 6(s), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit 6(x), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit 6(y), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit 6(z), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit 6(aa), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit 6(bb), Section 12 of the Custodian Agreement incorporated herein by reference as Exhibit 9(a), Section 9 of the Administration Agreement incorporated herein by reference as Exhibit 13(a), Section 12 of the Administration and Accounting Services Agreement incorporated herein by reference as Exhibit 13(b), Section 12 of the Transfer Agency and Shareholder Services Agreement incorporated herein by reference as Exhibit 13(e), Section 5 of the Amended and Restated Shareholders’ Administrative Services Agreement incorporated herein by reference as Exhibit 13(h), Section 13 of the Fourth Amended and Restated Securities Lending Agency Agreement incorporated herein by reference as Exhibit 13(k) and Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit 13(o). Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant’s Declaration of Trust incorporated herein by reference as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the Registrant’s Declaration of Trust, incorporated herein by reference as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Article IV, Section 1 of the Registrant’s Code of Regulations provides:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 2 of the Registrant’s Code of Regulations provides:

Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising with respect to any matter as to which the Indemnitee shall have been adjudicated to have engaged in (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder in any action that is disposed of by a settlement, compromise payment, consent decree, or otherwise unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f) The Fund shall indemnify and provide for the advance payment of expenses to its representatives and employees to the full extent required under its Charter. Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(g) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of any person who is or was a Director, any advisory board member or any officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 4 of the Registrant’s Code of Regulations provides:

Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

Article IV, Section 5 of the Registrant’s Code of Regulations provides:

Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Item 16.    Exhibits

1	—	Articles of Incorporation

(a)	—	Declaration of Trust of Registrant dated April 26, 2007 is incorporated herein by reference to Exhibit 1(a) to Registrant’s Registration Statement on Form N-1A filed on May 3, 2007.

(b)	—	Amendment No. 1 to Declaration of Trust of Registrant is incorporated herein by reference to Exhibit 1(b) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(c)	—	Amended and Restated Certificate of Classification of Shares is incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 265 to Registrant’s Registration Statement on Form N-1A filed on May 31, 2017.

2	—	By-laws

(a)	—	Amended and Restated Code of Regulations of Registrant, effective November 14, 2017, is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 284 to Registrant’s Registration Statement on Form N-1A filed on November 22, 2017.

3	—	Voting Trust Agreement

	—	None

4	—	Plan of Reorganization

(a)	—	Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Prospectus/Proxy Statement.

5	—	Instruments Defining Rights of Security Holders. Incorporated by reference to Exhibits 1 and 2 above.

6	—	Investment Advisory Contracts

(a)	—	Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(b)	—	Form of Addendum No. 1 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, BlackRock Strategic Income Opportunities Portfolio, BlackRock Multi-Asset Income Portfolio and BlackRock Global Dividend Portfolio) is incorporated herein by reference to Exhibit 4(d) of Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2008.

(c)	—	Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (BlackRock Credit Strategies Income Fund) is incorporated herein by reference to Exhibit 4(d) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2010.

(d)	—	Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (BlackRock Floating Rate Income Portfolio) is incorporated herein by reference to Exhibit 4(i) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed on July 7, 2010.

(e)	—	Form of Addendum No. 4 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (LifePath® Smart Beta 2055 Fund) is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 125 to Registrant’s Registration Statement on Form N-1A filed on February 28, 2014.

(f)	—	Form of Addendum No. 5 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (BlackRock Dynamic High Income Portfolio) is incorporated herein by reference to Exhibit 4(f) of Post-Effective Amendment No. 138 to Registrant’s Registration Statement on Form N-1A filed on October 31, 2014.

(g)	—	Form of Addendum No. 6 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio) is incorporated herein by reference to Exhibit 4(g) of Post-Effective Amendment No. 148 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2015.

(h)	—	Form of Addendum No. 7 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio and BlackRock Managed Income Fund) is incorporated herein by reference to Exhibit 4(h) of Post-Effective Amendment No. 166 to Registrant’s Registration Statement on Form N-1A filed on November 25, 2015.

(i)	—	Addendum No. 8 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (BlackRock High Yield Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio) is incorporated herein by reference to Exhibit 4(i) of Post-Effective Amendment No. 217 to Registrant’s Registration Statement on Form N-1A filed on September 30, 2016.

(j)	—	Addendum No. 9 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (BlackRock LifePath® Smart Beta 2060 Fund) is incorporated herein by reference to Exhibit 4(j) of Post-Effective Amendment No. 265 to Registrant’s Registration Statement on Form N-1A filed on May 31, 2017.

(k)	—	Addendum No. 10 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (BlackRock GNMA Portfolio, BlackRock Low Duration Bond Portfolio, BlackRock Inflation Protected Bond Portfolio and BlackRock U.S. Government Bond Portfolio) is incorporated herein by reference to Exhibit 4(k) of Post-Effective Amendment No. 278 to Registrant’s Registration Statement on Form N-1A filed on July 26, 2017.

(l)	—	Addendum No. 11 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (BlackRock Emerging Markets Bond Fund and BlackRock Emerging Markets Local Currency Bond Fund) is incorporated herein by reference to Exhibit 4(l) of Post-Effective Amendment No. 278 to Registrant’s Registration Statement on Form N-1A filed on July 26, 2017.

(m)	—	Addendum No. 12 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC (BlackRock Dynamic High Income Portfolio) is incorporated herein by reference to Exhibit 4(m) of Post-Effective Amendment No. 284 to Registrant’s Registration Statement on Form N-1A filed on November 22, 2017.

(n)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Global Dividend Portfolio) is incorporated herein by reference to Exhibit 4(g) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on November 24, 2010.

(o)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Multi-Asset Income Portfolio) is incorporated herein by reference to Exhibit 4(h) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A filed on November 28, 2011.

(p)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Strategic Income Opportunities Portfolio) is incorporated herein by reference to Exhibit 4(f) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A filed on December 22, 2011.

(q)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Emerging Markets Flexible Dynamic Bond Portfolio) is incorporated herein by reference to Exhibit 4(j) of Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2012.

(r)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock Asset Management North Asia Limited (BlackRock Multi-Asset Income Portfolio) is incorporated herein by reference to Exhibit 4(n) of Post-Effective Amendment No. 87 to Registrant’s Registration Statement on Form N-1A filed on November 27, 2012.

(s)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Dynamic High Income Portfolio) is incorporated herein by reference to Exhibit 4(n) of Post-Effective Amendment No. 138 to Registrant’s Registration Statement on Form N-1A filed on October 31, 2014.

(t)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited (BlackRock Multi-Asset Income Portfolio and BlackRock Strategic Income Opportunities Portfolio) is incorporated herein by reference to Exhibit 4(o) of Post-Effective Amendment No. 138 to Registrant’s Registration Statement on Form N-1A filed on October 31, 2014.

(u)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited (BlackRock Dynamic High Income Portfolio) is incorporated herein by reference to Exhibit 4(p) of Post-Effective Amendment No. 138 to Registrant’s Registration Statement on Form N-1A filed on October 31, 2014.

(v)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Asset Management North Asia Limited (BlackRock Dynamic High Income Portfolio) is incorporated herein by reference to Exhibit 4(q) of Post-Effective Amendment No. 138 to Registrant’s Registration Statement on Form N-1A filed on October 31, 2014.

(w)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited (BlackRock Credit Strategies Income Fund) is incorporated herein by reference to Exhibit 4(s) of Post-Effective Amendment No. 210 to Registrant’s Registration Statement on Form N-1A filed on July 1, 2016.

(x)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Credit Strategies Income Fund) is incorporated herein by reference to Exhibit 4(t) of Post-Effective Amendment No. 210 to Registrant’s Registration Statement on Form N-1A filed on July 1, 2016.

(y)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Managed Income Fund) is incorporated herein by reference to Exhibit 4(u) of Post-Effective Amendment No. 217 to Registrant’s Registration Statement on Form N-1A filed on September 30, 2016.

(z)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Inflation Protected Bond Portfolio) is incorporated herein by reference to Exhibit 4(v) of Post-Effective Amendment No. 255 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2017.

(aa)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Emerging Markets Bond Fund) is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 278 to Registrant’s Registration Statement on Form N-1A filed on July 26, 2017.

(bb)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Emerging Markets Local Currency Bond Fund) is incorporated herein by reference to Exhibit 4(aa) of Post-Effective Amendment No. 278 to Registrant’s Registration Statement on Form N-1A filed on July 26, 2017.

7	—	Underwriting Contracts

(a)	—	Form of Distribution Agreement between Registrant and BlackRock Investments, LLC (formerly, BlackRock Investments, Inc.) is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on October 29, 2008.

(b)	—	Form of Appendix A to Distribution Agreement between Registrant and BlackRock Investments, LLC is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 278 to Registrant’s Registration Statement on Form N-1A filed on July 26, 2017.

8	—	Bonus or Profit Sharing Contracts

	—	None

9	—	Custodian Agreements

(a)	—	Form of Custodian Agreement between Registrant and The Bank of New York Mellon (formerly, PFPC Trust Company) is incorporated herein by reference to Exhibit 7(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(b)	—	Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit 7(b) of Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2008.

(c)	—	Form of Custody Agreement between Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit 7 of Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A of BlackRock Total Return Fund of BlackRock Bond Fund, Inc. (File No. 2-62329), filed on January 28, 2013.

(d)	—	Form of Custody Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.

(e)		Form of Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit 7(d) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

10	—	Rule 12b-1 and Rule 18f-3 Plans

(a)	—	Distribution and Service Plan for Service, Investor A, Investor C, Institutional, BlackRock, Investor A1, Investor C1, Investor C2 and R Shares is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on October 29, 2008.

(b)	—	Appendix A to Distribution and Service Plan is incorporated herein by reference to Exhibit 13(c) of Post-Effective Amendment No. 265 to Registrant’s Registration Statement on Form N-1A filed on May 31, 2017.

(c)	—	Sixth Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit 14(a) of Post-Effective Amendment No. 284 to Registrant’s Registration Statement on Form N-1A filed on November 22, 2017.

11	—	Legal Opinion

(a)	—	Legal Opinion of Morgan, Lewis & Bockius LLP as to the legality of the securities being registered, filed herewith.

12	—	Tax Opinion

(a)	—	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Proxy Statement, filed herewith.

13	—	Other Material Contracts

(a)	—	Form of Administration Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 148 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2015.

(b)	—	Form of Administration and Accounting Services Agreement between BlackRock Capital Appreciation Fund, Inc. and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Exhibit 8(g) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of BlackRock Capital Appreciation Fund, Inc. (File No. 33-47875), filed on January 28, 2013.

(c)	—	Form of Joinder and Amendment to Administration and Accounting Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 148 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2015.

(d)	—	Form of Joinder to Administration and Accounting Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Exhibit 8(e) of Post-Effective Amendment No. 265 to Registrant’s Registration Statement on Form N-1A filed on May 31, 2017.

(e)	—	Form of Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Fund, Inc. (File No. 2-69062), filed on April 18, 2014.

(f)	—	Form of Eighth Amended and Restated Expense Limitation Agreement, by and between Registrant and BlackRock Advisors, LLC, among others, is incorporated herein by reference to Exhibit 8(f) of Post-Effective Amendment No. 736 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on September 28, 2017.

(g)	—	Form of Amended and Restated Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(i) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of BlackRock EuroFund (File No. 33-04026), filed on October 26, 2012.

(h)	—	Form of Fifth Amended and Restated Credit Agreement among Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of BlackRock Series Fund, Inc. (File No. 002-69062), filed on April 23, 2018.

(i)	—	Form of Fourth Amended and Restated Securities Lending Agency Agreement between Registrant and BlackRock Investment Management, LLC is incorporated herein by reference to Exhibit 8(i) of Post-Effective Amendment No. 808 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 25, 2018.

(j)	—	Form of Administrative Services Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Focus Growth Fund, Inc. (File No. 333-89775), filed on March 20, 2001.

(k)	—	Form of Investment Advisory Agreement between BlackRock Advisors, LLC and Cayman Strategic Income Opportunities Portfolio I, Ltd. is incorporated herein by reference to Exhibit 8(o) of Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2013.

(l)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (Cayman Strategic Income Opportunities Portfolio I, Ltd.) is incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2013.

(m)	—	Investment Advisory Agreement between BlackRock Advisors, LLC and Cayman Inflation Protected Bond Portfolio, Ltd. is incorporated herein by reference to Exhibit 8(l) of Post-Effective Amendment No. 169 to Registrant’s Registration Statement on Form N-1A filed on November 27, 2015.

(n)	—	Form of Master Fund Services Agreement between Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

14	—	Other Opinions

(a)	—	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for State Farm Equity and Bond Fund, filed herewith.

(b)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for BlackRock 60/40 Target Allocation Fund, filed herewith.

15	—	Omitted Financial Statements

	—	None

16	—	Power of Attorney

(a)	—	Power of Attorney is incorporated herein by reference to Exhibit 16(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-225646), filed on June 14, 2018.

17	—	Additional Exhibits

	—	None

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 13th day of August, 2018.

BlackRock Funds II (Registrant) on behalf of BlackRock 60/40 Target Allocation Fund

By	/s/ John M. Perlowski
John M. Perlowski President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John M. Perlowski (John M. Perlowski)	Trustee, President and Chief Executive Officer (Principal Executive Officer)	August 13, 2018

/s/ Neal J. Andrews (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	August 13, 2018

James H. Bodurtha* (James H. Bodurtha)	Trustee

Bruce R. Bond* (Bruce R. Bond)	Trustee

Stuart E. Eizenstat* (Stuart E. Eizenstat)	Trustee

Henry Gabbay* (Henry Gabbay)	Trustee

Lena G. Goldberg* (Lena G. Goldberg)	Trustee

Robert M. Hernandez* (Robert M. Hernandez)	Trustee

Henry R. Keizer* (Henry R. Keizer)	Trustee

John F. O’Brien* (John F. O’Brien)	Trustee

Donald C. Opatrny* (Donald C. Opatrny)	Trustee

Robert Fairbairn* (Robert Fairbairn)	Trustee

*By:	/s/ Benjamin Archibald (Benjamin Archibald, Attorney-In-Fact)	August 13, 2018

1

EXHIBIT INDEX

Exhibit No.	Description

11(a)	Legal Opinion of Morgan, Lewis & Bockius LLP as to the legality of the securities being registered

12(a)	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Proxy Statement

14(a)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for State Farm Equity and Bond Fund

14(b)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for BlackRock 60/40 Target Allocation Fund